Exhibit 10.1

Execution Version

CONVEYANCE OF NET PROFITS INTEREST

This Conveyance of Net Profits Interest (as may be amended, supplemented or otherwise modified from time to time, this “Conveyance”) has been executed on May 4, 2018 (the “Execution Date”), but is made effective as of the Effective Time (as defined below), from Boaz Energy II, LLC, a Delaware limited liability company (“Boaz”), and Boaz Energy II Royalty, LLC, a Delaware limited liability company (“Boaz Royalty”, and together with Boaz, “Grantor”) to PermRock Royalty Trust, a Delaware statutory trust (the “Trust” or “Grantee”). Grantor and Grantee are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms used in this Conveyance shall have the respective meanings ascribed to them in Article II.

ARTICLE I
GRANT OF NET PROFITS INTEREST

For and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to Grantor paid by Grantee, the receipt and sufficiency of which are hereby acknowledged by Grantor, Grantor has bargained, sold, granted, conveyed, transferred, assigned, set over and delivered, and by this Conveyance does hereby BARGAIN, SELL, GRANT, CONVEY, TRANSFER, ASSIGN, SET OVER and DELIVER unto Grantee, its successors and assigns, effective as of the Effective Time, a net profits interest (the “Net Profits Interest”) in and to the Subject Interests equal to the Proceeds Percentage of the Net Profits for each Payment Period of all Subject Hydrocarbons, free and clear of all Liens, other than Permitted Encumbrances.

TO HAVE AND TO HOLD the Net Profits Interest, together with all and singular the rights and appurtenances thereto in anywise belonging, unto Grantee, Grantee’s successors and assigns, until the termination date set forth herein, subject, however, to the following terms and provisions, to-wit:

ARTICLE II
INTERPRETATION; DEFINITIONS

Section 2.1                                    Interpretation

(a)                                 All references in this Conveyance to Exhibits, Articles, Sections, subsections, clauses and other subdivisions refer to the corresponding Exhibits, Articles, Sections, subsections, clauses and other subdivisions of or to this Conveyance unless expressly provided otherwise. Titles or headings appearing at the beginning of any Exhibits, Articles, Sections, subsections, clauses and other subdivisions of this Conveyance are for convenience only, do not constitute any part of this Conveyance and shall be disregarded in construing the language hereof. The words “this Conveyance,” “herein,” “hereby,” “hereunder” and “hereof,” and words of similar import, refer to this Conveyance as a whole and not to any particular Article, Section, subsection, clause or other subdivision unless expressly so limited. The words “this Article,” “this Section,” “this subsection,” “this clause,” and words of similar import, refer only to the Article, Section, subsection and clause hereof in which such words occur. The word “including” (in its various forms) means including without limitation. All references to “$” or “dollars” shall be deemed references to United States dollars. Each accounting term not defined herein will have the meaning given to it under GAAP as interpreted as of the date of this Conveyance. Unless expressly provided to the contrary, the word “or” is not exclusive. Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender, and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Exhibits referred to herein are attached to and by this reference incorporated herein for all purposes. Reference herein to any federal, state, local or foreign Law shall be deemed to also refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

Section 2.2                                    Definitions

As used herein, the following terms shall have the respective meanings ascribed to them below:

“Affiliate” or “Affiliates” shall mean with respect to a specified Person, any Person that directly or indirectly controls, is controlled by, or is under common control with, the specified Person. As used in this definition, the term “control” (and the related terms “controlling,” “controlled by,” and “under common control”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Annual Statement” shall have the meaning given such term in Section 4.8.

“Burdened Transfer” shall have the meaning given to such term in Section 6.1(a)(i).

“Comerica Master Agreement” shall mean that certain 2002 ISDA Master Agreement, dated March 26, 2018, by and between Comerica Bank and Boaz.

“Comerica Option Agreement” shall mean the Comerica Master Agreement, together with the Hedge contemplated in that certain transaction confirmation entered into pursuant to the Comerica Master Agreement between the parties thereto, dated April 16, 2018, with Ref. No. 58602.

“Completing” means any activity related to completing a Subject Well, including perforating, conducting fracking and fracture stimulation, constructing water impoundments, purchasing water, drilling water wells, disposing of flow-back water as part of an attempt to obtain continuous commercial production of Hydrocarbons, installing flowlines and artificial lift equipment and drilling out of fracture plugs, testing, or, if the Subject Well is non-commercial, to the extent required pursuant to the terms of the applicable contracts and Law, plugging and abandonment of such Subject Well, including restoring and reseeding of the Subject Well location and any associated roads as required by Law.

“Conveyance” shall have the meaning ascribed to it in the Preamble to this Conveyance.

“COPAS” shall mean COPAS 2005 Accounting Procedure recommended by the Council of Petroleum Accountants Societies, as interpreted by the Council of Petroleum Accountants Societies of North America under MFI-51 2005 COPAS Accounting Procedure, in the form attached hereto as Exhibit B.

“Debit Balance” shall have the meaning given such term in Section 4.5(c).

“Debit Balance Amount” shall have the meaning given such term in Section 4.5(c).

“Development Expenditures” shall have the meaning given such term in Section 4.3(a).

“Dispute” shall have the meaning given such term in Section 8.13.

“Drill, Complete and Equip” or “Drilled, Completed and Equipped” means, with respect to any Subject Well, completion of such Drilling, Completing and Equipping activities as are required for such Subject Well to produce Hydrocarbons through the outlet of the Well Facilities on a continuous basis, and if the Subject Well is non-commercial, to the extent required under the applicable contracts or Law, plugging and abandonment of such Subject Well, including restoring and reseeding of the Subject Well location and any associated roads as required by Law.

“Drilling” means any activity related to moving in, rigging up, drilling (including deepening and sidetracking), logging and testing a Subject Well, including: constructing and upgrading access roads, obtaining and preparing the drill site, obtaining drilling contractor services and consultants necessary for the drilling of a Subject Well, obtaining mud, chemicals, pipe and supplies, running casing, cementing, constructing water impoundments, purchasing water (to the extent not included in Completing costs), drilling water wells (to the extent not included in Completing costs), mobilization and demobilization and any other activities related to the foregoing.

“Effective Time” shall mean 7:00 a.m. Central Time, on January 1, 2018.

“Eligible Materials” shall mean Materials for which amounts in respect of the cost of such Materials were properly debited to the Net Profits Account.

“Environmental Laws” shall mean, as the same have been amended to the date hereof, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et-seq.; the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et-seq.; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et-seq.; the Clean Air Act, 42 U.S.C. § 7401 et-seq.; the Hazardous Materials Transportation Act, 49 U.S.C. § 1471 et-seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 through 2629; the Oil Pollution Act, 33 U.S.C. § 2701 et-seq.; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. § 11001 et-seq.; and the Safe Drinking Water Act, 42 U.S.C. §§ 300f through 300j; and all similar Laws as of the date hereof of any governmental body having jurisdiction over the property in question addressing pollution or protection of the environment and all regulations implementing the foregoing that are applicable to the operation and maintenance of the Subject Interests.

“Equipping” means, with respect to any Subject Well, any activity related to equipping such Subject Well, including installing tubing and any other equipment or taking any other actions reasonably required to produce, save and store Hydrocarbons and bring such Subject Well to first sale, including installing Well Facilities, but excluding the installation of any facilities downstream of any Well Facilities.

“Execution Date” shall have the meaning ascribed to it in the Preamble to this Conveyance.

“Farmout Agreement” shall have the meaning given such term in Section 5.8.

“GAAP” shall mean U.S. generally accepted accounting principles.

“Governmental Authority” means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic of foreign state, country, city, tribunal, quasi-governmental entity or other political subdivision or authority exercising or entitled to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power.

“Grantee” shall mean Grantee as defined in the first paragraph of this Conveyance, and Grantee’s successors and assigns; and, unless the context in which used shall otherwise require, such term shall include any successor owner at the time in question of any or all of the Net Profits Interest.

“Grantor” shall mean Grantor as defined in the first paragraph of this Conveyance, and Grantor’s successors and assigns; and, unless the context in which used shall otherwise require, such term shall include any successor owner at the time in question of any or all of the Subject Interests.

“Gross Fair Value” shall have the meaning ascribed to it in the Trust Agreement.

“Hedge” or “Hedges” shall mean any commodity hedging transaction pertaining to Hydrocarbons, whether in the form of (a) forward sales and options to acquire or dispose of a futures contract solely on an organized commodities exchange, (b) derivative agreements for a swap, cap, collar or floor of the commodity price, or (c) similar types of financial transactions classified as “notional principal contracts” pursuant to Treasury Regulation § 1.988-1(a)(2)(iii)(B)(2).

“Hydrocarbon” or “Hydrocarbons” shall mean all oil, liquid hydrocarbons, gas, and any and all other liquid or gaseous hydrocarbons, as well as their respective constituent products (including, condensate, casinghead gas, distillate and natural gas liquids).

“Hydrocarbon Interest” or “Hydrocarbon Interests” shall mean any and all interests in Hydrocarbons in place, fee mineral interests, undivided fee mineral interests, or non-participating royalty interests and any and all lease, leasehold interest, operating rights or other rights or agreement, mineral interest, royalty or overriding royalty, mineral servitude, license, concession or other right covering oil, gas and related Hydrocarbons (or a contractual right to acquire such an interest) set forth on Exhibit A, or an undivided interest therein or portion thereof, including all interests in any properties or lands pooled, unitized or communitized with any of the foregoing.

“Law” or “Laws” shall mean all laws, statutes, rules, regulations, ordinances, orders, decrees, requirements, judgments and codes of any Governmental Authority.

“Lien” or “Liens” shall mean any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

“Manufacturing Costs” shall mean the costs of Processing that generate Manufacturing Proceeds received by Grantor.

“Manufacturing Proceeds” shall mean the excess, if any, of (a) proceeds received by Grantor from the sale of Subject Hydrocarbons that are the result of any Processing, over (b) the part of such proceeds that represents the Payment Value of such Subject Hydrocarbons before any such Processing.

“Materials” shall mean materials, supplies, equipment and other personal property or fixtures located on or used in connection with the Subject Interests.

“Monthly Record Date” shall have the meaning ascribed to it in the Trust Agreement.

“Monthly Statement” or “Monthly Statements” shall have the meaning given such term in Section 4.8.

“Net Profits” shall have the meaning given such term in Section 4.5(b).

“Net Profits Account” shall mean the account maintained in accordance with the provisions of Section 4.1(a).

“Net Profits Interest” shall have the meaning given such term in Article I.

“Net Settlement Amount” shall mean any and all proceeds received by Grantor that are attributable to the exercise of an Option Contract, net of any settlement or other costs associated with such exercise.

“NPI Calculation” shall have the meaning given such term in Section 4.5(a).

“NPI Payout” shall have the meaning given such term in Section 4.5(b).

“Operational Expenditures” shall have the meaning given to such term in Section 4.3(b).

“Option Contracts” shall mean, individually or collectively as context requires, the Wells Fargo Option Agreement and the Comerica Option Agreement.

“Party” or “Parties” shall have the meaning ascribed to it in the Preamble to this Conveyance.

“Payment Period” shall mean a calendar month, provided that for purposes of the Net Profits Interest, (a) the first Payment Period shall mean the period from and after the Effective Time until May 15, 2018, (b) the second Payment Period shall mean the period from May 16, 2018 through and including May 31, 2018, and (c) the last Payment Period shall mean any portion of the calendar month during which the expiration of the term of this Agreement occurs from the beginning of such calendar month until and including the date of such expiration.

“Payment Value” of any Subject Hydrocarbons shall mean:

(a)                                 With respect to liquid Hydrocarbons, the actual proceeds received by Grantor for such liquid Hydrocarbons at the wellhead on the date of delivery;

(b)                                 With respect to gaseous Hydrocarbons, the actual price received under any Production Sales Contract for the sale of such gaseous Hydrocarbons; and

(c)                                  With respect to any other Hydrocarbons, the actual price received by Grantor for such other Hydrocarbons at the wellhead on the date of delivery.

“Permitted Encumbrances” shall mean the following whether now existing or hereinafter created but only insofar as they cover, describe or relate to the Subject Interests or the lands covering the Subject Interests:

(a)                                 the terms, conditions, restrictions, exceptions, reservations, limitations and other matters contained in any document or instrument underlying or giving rise to the Hydrocarbon Interests;

(b)                                 Liens for taxes, assessments or other governmental charges or levies if obligations with respect to such taxes, assessments or other governmental charges or levies are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts, or for taxes not yet due and payable;

(c)                                  statutory Liens of landlords, of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other like Liens imposed by law (including any such Lien imposed pursuant to Section 401 (a)(29) or 430 (k) of the Internal Revenue Code or by the Employee Retirement Income Security Act of 1974, as amended to the date hereof and from time to time hereafter, and any successor statute) incurred in the ordinary course of business or incident to the exploration, development, operation and maintenance of the Hydrocarbon Interests of the Grantor provided that each such Lien is (i) for amounts not yet overdue or (ii) for amounts that are overdue and are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts;

(d)                                 contractual Liens which arise in the ordinary course of business under operating agreements, joint venture agreements, oil and gas partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements, and other agreements if such Liens are (i) usual and customary in the oil and gas industry, (ii) are for claims which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, and (iii) do not materially impair the use of the property covered by such Liens for the purposes for which such property is held by the Grantor or materially impair the value of such property subject thereto;

(e)                                  Liens arising solely by virtue of any statutory or common law provision relating to banker’s Liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor and no such deposit account is intended by the Grantor to provide collateral to the depository institution or any other Person;

(f)                                   easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any document or instrument underlying or giving rise to the Hydrocarbon Interests of the Grantor for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, that do not secure any monetary obligations and which in the aggregate do not materially impair the use of such document or instrument underlying or giving rise to the Hydrocarbon Interests for the purposes of which such document or instrument underlying or giving rise to the Hydrocarbon Interests is held by the Grantor or materially impair the value of such document or instrument underlying or giving rise to the Hydrocarbon Interests subject thereto;

(g)                                  any Liens or security interests created by law or reserved in any document or instrument underlying or giving rise to the Hydrocarbon Interests for the payment of royalty, bonus or rental, or created to secure compliance with the terms of the document or instrument underlying or giving rise to the Hydrocarbon Interests;

(h)                                 any obligations or duties affecting the Subject Interests to any municipality or public authority with respect to any Law,

(i)                                     all (i) lessors’ royalties and (ii) any overriding royalties, net profits interests, carried interests, production payments, reversionary interests and other burdens on or deductions from the proceeds of production created or in existence as of the Effective Time to the extent such burdens are expressly set forth with specificity on Exhibit A, respectively;

(j)                                    preferential rights to purchase or similar agreements and required third party consents to assignments or similar agreements;

(k)                                 all rights to consent by, required notices to, filings with, or other actions by any Governmental Authority in connection with the sale or conveyance of the Subject Interests; and

(l)                                     conventional rights of reassignment upon release or abandonment of property;

provided, further that Liens described in clauses (b) through (f) of this definition shall remain “Permitted Encumbrances” only for so long as no action to enforce such Lien has been commenced and no intention to subordinate the interest granted hereunder in favor of the Grantee is to be hereby implied or expressed by the permitted existence of such excepted Liens.

“Person” shall mean any individual, partnership, limited liability company, corporation, trust, unincorporated association, Governmental Authority, or other entity or association.

“Prime Rate” means the rate of interest published from time to time as the “Prime Rate” in the “Money Rates” section of The Wall Street Journal.

“Proceeds Percentage” shall mean eighty percent (80%).

“Processing” or “Processed” shall mean to manufacture, fractionate or refine Subject Hydrocarbons, but such terms do not mean or include activities involving the use of normal lease or well equipment (such as dehydrators, gas treating facilities, mechanical separators, heater-treaters, lease compression facilities, injection or recycling equipment, tank batteries, field gathering systems, pipelines and equipment and similar items) to treat or condition Hydrocarbons or other normal operations on any of the Subject Interests.

“Production Sales Contracts” shall mean all contracts, agreements and arrangements for the sale or disposition of Hydrocarbons.

“Qualified De Minimis Sale” shall have the meaning ascribed to it in the Trust Agreement.

“Recompleting” means any activity conducted for the purpose of enhancing production from a Subject Well, including: operations constituting or associated with workovers, secondary recovery, pressure maintenance, repressuring and recycling.

“Release” shall mean any depositing, spilling, leaking, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, migrating, injecting, escaping, leaching, dumping or disposing into the environment.

“Subject Hydrocarbons” shall mean all Hydrocarbons in and under and that may be produced, saved, and sold from, and are attributable to, the Subject Interests from and after the Effective Time, after deducting the appropriate share of all royalties and any overriding royalties, production payments, net profits interests and other similar charges (except the Net Profits Interest) burdening the Subject Interests as of the Effective Time, provided that, (a) there shall not be included in the Subject Hydrocarbons (i) any Hydrocarbons attributable to non-consent operations conducted with respect to the Subject Interests (or any portion thereof) as to which Grantor shall be a non-consenting party as of the Effective Time that are dedicated to the recoupment or reimbursement of costs and expenses of the consenting party or parties by the terms of the relevant operating agreement, unit agreement, contract for development, or other instrument providing for such non-consent operations (including any interest, penalty or other amounts related thereto), or (ii) any Hydrocarbons lost in production or marketing or used by Grantor for Drilling, production or plant operations (including fuel, secondary or tertiary recovery) conducted solely for the purpose of producing Subject Hydrocarbons from the Subject Interests, and (b) there shall be included in the Subject Hydrocarbons any Hydrocarbons attributable to non-consent operations conducted with respect to the Subject Interests (or any portion thereof) as to which Grantor shall be a non-consenting party as of the Effective Time that are produced, saved and sold from, and are attributable to the Subject Interests after the Effective Time from and after the recoupment or reimbursement of costs and expenses (including any interest, penalty or other amounts related thereto) of the consenting party or parties by the terms of the relevant operating agreement, unit agreement, contract agreement, contract development, or other instruments providing for such non-consent operations.

“Subject Interests” shall mean each kind and character of right, title, claim, or interest (solely for purposes of this definition, collectively “rights”) that Grantor has or owns in the Hydrocarbon Interests and the Subject Wells, whether such rights be under or by virtue of a lease, a unitization or pooling order or agreement, an operating agreement, a division order, or a transfer order or be under or by virtue of any other type of claim or title, legal or equitable, recorded or unrecorded, even though Grantor’s interest be incorrectly or incompletely described in, or a description thereof omitted from, Exhibit A, all as such rights shall be (a) enlarged or diminished by virtue of the provisions of Section 5.2, and (b) enlarged by the discharge of any obligations for payments out of production or by the removal of any charges or encumbrances to which any of such rights are subject at the Effective Time (provided that such discharge or removal is pursuant to the express terms of the instrument that created such charge, obligation or encumbrance) and any and all renewals, extensions and replacements of the right occurring within one year after the expiration of such rights.

“Subject Well” shall mean each well (whether now existing or hereinafter drilled) on the Subject Interests in respect of which Grantor owns any interest or is entitled to any of the Hydrocarbon production or the proceeds therefrom (including directly or indirectly by virtue of the effect of any farmout or farmin provisions or other provisions).

“Transfer” shall mean any assignment, sale, transfer, conveyance, donation, exchange, or disposition of any property (and shall include any derivative variants of each such term); provided, however that, as used herein, the term “Transfer” shall not include the granting of a security interest, pledge, or mortgage in or of Grantor’s interest in any property, including the Subject Interests or the Subject Hydrocarbons.

“Trust” shall have the meaning ascribed to it in the Preamble to this Conveyance.

“Trust Agreement” means the Amended and Restated Trust Agreement of the Trust dated as of the Execution Date, by and among Boaz, Wilmington Trust, National Association, as Delaware trustee, and Simmons Bank, as trustee.

“Trustee” means Simmons Bank.

“Unburdened Transfer” shall have the meaning given to such term in Section 6.1(a)(ii).

“Well Facilities” means all flowlines, meters, separators, heater-treaters, vapor recovery units, tanks, and any other associated equipment between (a) the wellhead of a Subject Well and (b) (i) the outlet valve of the individual gas meter applicable to such Subject Well for gas, and (ii) the outlet valves of the oil tank battery and water tank battery of the facilities applicable to such Subject Well for oil and water, respectively.

“Wells Fargo Master Agreement” shall mean that certain 1992 ISDA Master Agreement, dated January 6, 2014, by and between Wells Fargo Bank, N.A. and Boaz.

“Wells Fargo Option Agreement” shall mean the Wells Fargo Master Agreement, together with the Hedge contemplated in that certain transaction confirmation entered into pursuant to the Wells Fargo Master Agreement between the parties thereto, dated April 16, 2018, with Ref. No. N8128522.

ARTICLE III
SPECIAL WARRANTY OF TITLE

Grantor warrants title to the Net Profits Interest, subject to the Permitted Encumbrances, unto Grantee, its successors and assigns, against all Persons whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Grantor, but not otherwise. Grantor transfers to Grantee by way of substitution and subrogation (to the fullest extent that same may be transferred), all rights or actions over and against all of Grantor’s predecessors, covenantors or warrantors of title (other than Affiliates of Grantor).

ARTICLE IV
ESTABLISHMENT OF NET PROFITS ACCOUNT

Section 4.1                                    Net Profits Account.

(a)                                 In order to account for, track and make the payments associated with the Net Profits Interest, Grantor shall establish and maintain true and correct books and records in order to determine the credits and debits to an account that shall be maintained by Grantor at all times during the term hereof in accordance with the terms of this Conveyance and prudent and accepted accounting principles (the “Net Profits Account”).

(b)                                 The credits and debits to the Net Profits Account shall not be interpreted or applied in any manner that (i) results in any duplication of all or any part of any such credit or debit (or reduction thereto) under this Conveyance, or (ii) ever results in the inclusion of any charge to the Net Profits Account that is reimbursed to Grantor by any Person.

(c)                                  GRANTEE ACKNOWLEDGES AND AGREES THAT THE PROVISIONS ESTABLISHING AND MAINTAINING THE NET PROFITS ACCOUNT AND THE DEBITING OF ITEMS THERETO SHALL BE APPLICABLE REGARDLESS OF WHETHER THE LOSSES, COSTS, EXPENSES, LIABILITIES AND DAMAGES THAT MAY BE DEBITED IN ACCORDANCE WITH THIS CONVEYANCE AROSE SOLELY OR IN PART FROM THE ACTIVE, PASSIVE OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OF GRANTOR OR ANY OF ITS AFFILIATES, OTHER THAN LOSSES, COSTS, EXPENSES, LIABILITIES AND DAMAGES THAT AROSE FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF GRANTOR OR ANY OF ITS AFFILIATES, WHICH SHALL NOT BE DEBITED TO THE NET PROFITS ACCOUNT. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS CONVEYANCE SHALL BE CONSTRUED AS A WAIVER OR RELEASE OF GRANTOR FROM ANY CLAIM, ACTION OR LIABILITY ARISING UNDER SECTION 5.1(b).

Section 4.2                                    Credits. For purposes of this Section 4.2, from and after the Effective Time with respect to each Payment Period, the Net Profits Account shall be credited with an amount equal to the sum of the gross proceeds (subject to the deduction described in Section 4.7(a)) received by Grantor during such Payment Period attributable to the Transfer of all Subject Hydrocarbons; provided, however, that:

(a)                                 gross proceeds shall include (i) all proceeds and consideration received, directly or indirectly, for advance payments and payments under take-or-pay and similar provisions of Production Sales Contracts when credited against the price for delivery of production; and (ii) all proceeds and amounts received by Grantor (A) from any “make up” gas taken by Grantor as a result of its position as an underproduced party under any gas balancing or similar arrangement affecting the Subject Interests, (B) received as a balancing of accounts under a gas balancing or other similar arrangement affecting the Subject

Interests either as an interim balancing or at the depletion of the reservoir, and (C) for any gas taken by Grantor attributable to the Subject Interests in excess of its entitlement share of such gas;

(b)                                 if any proceeds are withheld from Grantor for any reason (other than at the request of Grantor), such proceeds shall not be considered to be gross proceeds until such proceeds are actually received by Grantor, provided that proceeds that are received by Grantor and promptly deposited by it with an escrow agent in order to resolve a dispute with respect thereto shall not be considered to be “received” by Grantor for purposes of this Section 4.2(b) until the time that such amounts are actually collected by Grantor;

(c)                                  if Grantor becomes an underproduced party under any gas balancing or similar arrangement affecting the Subject Interests, then the Net Profits Account shall not be credited with any amounts for any gas attributable to the Subject Interests for which Grantor is entitled to receive as “make-up” gas that would otherwise be attributable to the Subject Interests, and if Grantor becomes an overproduced party under any gas balancing or similar arrangement affecting the Subject Interests, then the Net Profits Account shall not be credited with any amounts for any gas taken by an underproduced party as “make-up” gas that would otherwise be attributable to the Subject Interests.

(d)                                 gross proceeds shall not include any amount received by Grantor in respect of any production of Subject Hydrocarbons prior to the Effective Time;

(e)                                  gross proceeds shall not include any amounts that are reductions of debits to the Net Profits Account under Section 4.3; provided, however, that for purposes of determining gross proceeds under this Section 4.2, (i) there shall not be any deductions to such gross proceeds, in the cases of subsections (iii), (viii) and (x) of Section 4.4(a), for the actual costs of salvage or disposition or any Manufacturing Costs, as applicable, (ii) cash payments received by Grantor that are given in consideration for the execution and delivery of any pooling or unitization agreement covering any of the Subject Interests shall be excluded from gross proceeds regardless of whether the costs giving rise to such payments were charged to the Net Profits Interest (provided that gross proceeds shall include amounts attributable to Hydrocarbons produced from Subject Interests that are subject to pooling or unitization agreements, as set forth in Section 5.2) and (iii) insurance proceeds received by Grantor shall be excluded from gross proceeds regardless of whether the cost of such insurance was charged to the Net Profits Account;

(f)                                   gross proceeds shall not include the Manufacturing Proceeds, and in the event that Subject Hydrocarbons are Processed prior to sale, gross proceeds shall only include the Payment Value of such Subject Hydrocarbons before any such Processing;

(g)                                  the amount of gross proceeds credited to the Net Profits Account during any Payment Period shall be reduced by overpayments pursuant to Section 4.7;

(h)                                 gross proceeds shall not include any additional proceeds (i.e., proceeds attributable to the non-participating party) from the sale of Hydrocarbons related to any Subject Well with respect to which Grantor elects to be a participating party (whether such rights are available pursuant to an operating agreement or other agreement or arrangement) with respect to any operation with respect to such Subject Well for which another party or parties have elected not to participate in such operation (or have elected to abandon such Subject Well) and Grantor elects to pay the costs of such nonparticipating or abandoning party and as a result of which Grantor becomes entitled to receive, either temporarily (i.e., through a period of recoupment) or permanently such additional proceeds from the sale of Hydrocarbons related to such Subject Well; and

(i)                                     gross proceeds shall not include any amount of proceeds received by Grantor with respect to any Transfer of any Subject Interests that is a Burdened Transfer as set forth in Section 6.1(a)(i);

(j)                                    gross proceeds shall not include any amount to which Grantor is entitled by virtue of a judgment of a court of competent jurisdiction resolving a dispute hereunder between Grantee and Grantor in favor of Grantor, or any amount paid to Grantor in settlement of such dispute.

Section 4.3                                    Debits. The Net Profits Account shall be debited with an amount equal to the sum of the following (without duplication of any of the below amounts), to the extent that the same (x) are properly allocable to the Subject Interests (and any related equipment or property used in connection therewith) and the production and marketing of Subject Hydrocarbons therefrom and (y) have been incurred or accrued by Grantor, from and after the Effective Time, but that are not attributable to a production month that occurs prior to the Effective Time:

(a)                                 all costs paid by Grantor (i) for Drilling, Completing, Equipping and Recompleting any Subject Wells, (ii) for all direct labor (including employee and fringe benefits) and other services necessary for Drilling, Completing, Equipping and Recompleting any Subject Wells, (iii) for all Materials purchased for use on, or in connection with, Drilling, Completing, Equipping and Recompleting the Subject Wells and (iv) for any other operations with respect to the exploration or development of Subject Hydrocarbons from any Subject Interests (such costs, collectively, the “Development Expenditures”); provided, however that (A) the costs charged to the Net Profits Account as Development Expenditures shall be made (1) in accordance with the operating agreement associated with the applicable portion of the Subject Interests at the time the transaction giving rise to such costs occurred, or (2) in the absence of such operating agreement, in accordance with the COPAS; (B) if Grantor elects to pay the costs of a nonconsenting party or nonparticipating party with respect to which the gross proceeds derived from such costs are not credited to the Net Profits Account, Grantor shall be solely responsible for such costs and (C) no Development Expenditures related to Drilling, Completing, Equipping, Recompleting and any other activities with respect to exploration and development of Subject Hydrocarbons from the Subject Interests that occur during the period beginning on the Effective Time and ending on March 31, 2018 shall be charged to the Net Profits Account.

(b)                                 all costs paid by Grantor (i) for operating, producing and maintaining the Subject Interests and any Subject Wells, (ii) for all direct labor (including employee and fringe benefits) and other services necessary for operating, producing and maintaining the Subject Interests and any Subject Wells, (iii) for treatment, dehydration, compression, separation and transportation of the Subject Hydrocarbons (including activities related to the acquisition, construction and installation of production and injection facilities), (iv) for all Materials purchased for use on, or in connection with, operating, producing and maintaining the Subject Interests and (v) for any other operations with respect to the operation of Subject Interests (including costs for the maintenance of any Subject Well or Well Facility associated with the Subject Interests; replacement of any facilities; and any marketing fees paid to non-Affiliates of Grantor) (such costs, collectively, the “Operational Expenditures”); provided, however that (A) the costs charged to the Net Profits Account as Operational Expenditures shall be made (1) in accordance with the operating agreement associated with the applicable portion of the Subject Interests at the time the transaction giving rise to such costs occurred, or (2) in the absence of such operating agreement, in accordance with the COPAS; and (B) if Grantor elects to pay the costs of a nonconsenting party or nonparticipating party with respect to which the gross proceeds derived from such costs are not credited to the Net Profits Account, Grantor shall be solely responsible for such costs.

(c)                                  (i) all losses, costs, expenses, liabilities and damages (including outside legal, accounting and engineering services) attributable to, or incident to the operation or maintenance of, the Subject Interests associated with (A) defending, prosecuting, handling, investigating or settling litigation, administrative proceedings, claims (including lien claims other than liens for borrowed funds), damages, judgments, fines, penalties and other liabilities, (B) the payment of judgments, penalties and other liabilities (including interest thereon), paid by Grantor and not reimbursed under insurance maintained by Grantor or others (including all losses, costs, expenses, liabilities and damages arising from third-party claims, lawsuits or causes of action for personal injury or death or damage to personal or real property (both surface and subsurface), including those losses, costs, expenses, liabilities and damages arising under Environmental Laws with respect to the Subject Interests or in any way from the environmental condition of the Subject Interests), (C) the payment or restitution of any proceeds of Subject Hydrocarbons, (D) complying with applicable local, state and federal statutes, ordinances, rules and regulations, and (E) tax or royalty audits, and (ii) any other loss, cost, expense, liability or damage (including settlement costs and reasonable attorneys’ fees) incurred by Grantor in relation to the Subject Interests not paid or reimbursed under insurance; excluding, in each instance, any expenses incurred by Grantor in litigation of any Dispute arising hereunder between the Parties or amounts paid by Grantor to Grantee pursuant to a final order entered by a court of competent jurisdiction resolving any such claim or dispute or amounts paid by Grantor to Grantee in connection with the settlement of any such claim or dispute;

(d)                                 all taxes, charges and assessments (excluding federal and state income, transfer, mortgage, inheritance, estate, franchise and like taxes) incurred, accrued or paid by Grantor with respect to the ownership of the Subject Interests or the extraction of the Subject Hydrocarbons, including production, severance or excise and other similar taxes, charges and assessments assessed against, or measured by, the production of (or the proceeds or value of production of) Subject Hydrocarbons, occupation taxes, gathering, pipeline, excise, sales, use and other taxes, and ad valorem and property taxes, charges and assessments assessed against or attributable to the Subject Interests or any equipment used in connection with production from any of the Subject Interests and any extraordinary or windfall profits taxes, charges and assessments by a Governmental Authority that may be assessed in the future based upon profits realized or prices received from the sale of Subject Hydrocarbons;

(e)                                  all insurance premiums attributable to the ownership or operation of the Subject Interests paid by Grantor for insurance actually carried for periods after the Effective Time with respect to the Subject Interests, or any equipment located on any of the Subject Interests, or incident to the operation or maintenance of the Subject Interests;

(f)                                   all amounts and other consideration paid by Grantor for (i) rent and the use of or damage to the surface, (ii) delay rentals, shut-in well payments, minimum royalties and similar payments, and (iii) fees for renewal, extension, modification, amendment, replacement or supplementation of the leases included in the Subject Interests;

(g)                                  notwithstanding anything in Section 4.3(a) or Section 4.3(b) to the contrary, if (and regardless whether there is an operating agreement in place with respect to the Subject Interests) (i) Grantor is the operator of the Subject Interests, an amount equal to three hundred and fifty dollars ($350) per Subject Well each calendar month or (ii) if Grantor is not the operator of the Subject Interests, an amount equal to all amounts charged by the relevant operator as overhead, administrative or indirect charges specified in the applicable operating agreements or other arrangements covering the Subject Interests plus fifty dollars ($50) per Subject Well each calendar month, in each case, as compensation for all overhead, administrative or indirect charges incurred by or charged to Grantor with respect to the Subject Interests, both of which amounts shall be adjusted as of January 1 of each year based on the adjustment mechanism for overhead charges set forth in the COPAS;

(h)                                 if, as a result of the occurrence of the bankruptcy or insolvency or similar occurrence of the purchaser of Subject Hydrocarbons, any and all amounts previously credited to the Net

Profits Account are reclaimed from Grantor or its representative, then the amounts reclaimed as promptly as practicable following Grantor’s payment thereof;

(i)                                     all costs and expenses paid by Grantor for recording this Conveyance and, immediately prior to the last Payment Period, costs estimated in good faith to record the termination or release of this Conveyance;

(j)                                    all amounts previously included, or otherwise accounted for, in the calculation of gross proceeds but subsequently paid by Grantor as a refund, interest or penalty; and

(k)                                 at the option of Grantor, amounts reserved for ad valorem taxes, property taxes and future Development Expenditures, including amounts for Drilling, Completing, Equipping and Recompleting, provided that, such amounts, (i) to the extent not already spent or incurred by Grantor, will at no time exceed three million dollars ($3,000,000) in the aggregate, and (ii) shall not be included as part of the costs debited to the Net Profits Account pursuant to this Section 4.3 in subsequent Payment Periods.

Section 4.4                                    Adjustments and Exclusions to Debits.

(a)                                 The amounts debited to the Net Profits Account pursuant to Section 4.3 shall be offset and reduced by the following amounts received by Grantor from and after the Effective Time (net of any applicable taxes):

(i)                                     any amounts received by Grantor as delay rentals, bonus, lessor’s royalty or other similar payments to the extent attributable to the Subject Interests;

(ii)                                  any amounts received by Grantor in connection with, or for dry hole, bottom hole or other similar contributions related to, the Subject Interests;

(iii)                               upon salvage or other disposition, the applicable actual salvage value (determined in accordance with the applicable operating agreement then in effect and binding upon Grantor or, in the absence of such agreement, based on the fair market value of such items in the region in which they are located) of any Eligible Materials, less, in each instance, the actual costs of salvage or other disposition paid or incurred by Grantor in connection with such sale;

(iv)                              any cash payments received by Grantor as a result of any pooling or unitization of the Subject Interests if the costs giving rise to such payments were charged to the Net Profits Account, directly or indirectly;

(v)                                 any insurance proceeds received by Grantor as a result of any loss, liability or damage relating to the Subject Interests, Eligible Materials or Subject Hydrocarbons if the cost of such insurance was charged to the Net Profits Account;

(vi)                              any amounts received by Grantor from third parties as rental or use fees for Eligible Materials;

(vii)                           the gross proceeds of any judgments or claims received by Grantor for damages occurring on or after the Effective Time to (A) the Subject Interests, (B) any Eligible Materials and (C) any Subject Hydrocarbons;

(viii)                        to the extent not covered under subsection (iii) above, any proceeds received by Grantor from the sale of Eligible Materials less the actual costs paid or incurred by Grantor in connection with such sale;

(ix)                              any payments made to Grantor in connection with the Drilling or deferring of Drilling of any Subject Well;

(x)                                 for any Subject Hydrocarbons that are Processed before sale, the excess, if any, of the Manufacturing Proceeds arising therefrom (that are received by Grantor) over the Manufacturing Costs of such Processing (that are paid or incurred by Grantor);

(xi)                              any interest, penalty or other amount not derived from the sale of the Subject Hydrocarbons that is paid to Grantor by the purchaser of production or escrow agent in connection with proceeds withheld or deposited with an escrow agent; and

(xii)                           for any Unburdened Transfer, the amounts determined pursuant to Section 6.1(b)(ii);

provided, that if, in calculating the aggregate costs referred to in Section 4.3 for any Payment Period, the amounts received by Grantor referenced in subsections (i)-(xii) above exceed the aggregate costs referred to in Section 4.3, then the aggregate costs referred to in Section 4.3 for that Payment Period shall be zero, and such excess, plus interest on such excess amount at the Prime Rate for the period between the last day of the preceding Payment Period and the date the excess amount has been used to reduce the aggregate costs referred to in Section 4.3 in succeeding Payment Periods, shall be applied to reduce the aggregate costs referred to in this Section 4.3 in each succeeding Payment Period until exhausted. Notwithstanding the foregoing, under no circumstances shall the amount paid in respect of any Payment Period exceed eighty percent (80%) of gross proceeds for such Payment Period.

(b)                                 Notwithstanding anything herein to the contrary, the amounts debited to the Net Profits Account pursuant to Section 4.3 shall not include any of the following:

(i)                                     any amount that has also been used to reduce or offset the amount of the Subject Hydrocarbons (or proceeds of production thereof) or has otherwise not been included therein (including proceeds attributable to royalties, overriding royalties, production payments and other charges burdening the Subject Interests as of the Effective Time);

(ii)                                  any overriding royalty, production payment or other charge burdening the Subject Interests which was created by Grantor after the date on which Grantor or its Affiliate acquired the applicable Subject Interest;

(iii)                               all Manufacturing Costs; and

(iv)                              any amounts paid by Grantor (initial or a successor) to such Grantor’s predecessor in interest with respect to part or all of the Subject Interests (including any purchase price or other consideration paid by Grantor to such predecessor in interest to acquire all or part of the Subject Interests).

Section 4.5                                    Accounting and Payment.

(a)                                 Following the conclusion of each Payment Period, a calculation (the “NPI Calculation”) shall be made by Grantor by deducting (x) (A) the total debits for such Payment Period, as calculated pursuant to Section 4.3 and as adjusted pursuant to Section 4.4 and (B) the absolute value of the Debit Balance Amount, if any, carried forward in the Net Profits Account at the beginning of such Payment Period from (y) the total credits for such Payment Period, as calculated pursuant to Section 4.2.

(b)                                 If the NPI Calculation results in a positive amount with respect to the Payment Period (the “Net Profits”), then the Net Profits shall be subtracted from the balance of the Net Profits Account to cause the Net Profits Account to have a zero balance immediately following the end of such Payment Period, and the sum of the following (the “NPI Payout”) shall be payable to Grantee as specified in Section 4.6:

(i)                                     the product of the Net Profits, multiplied by the Proceeds Percentage; plus

(ii)                                  any Net Settlement Amount received by Grantor during such Payment Period.

(c)                                  If the NPI Calculation results in a negative amount with respect to a Payment Period, the negative sum shall be deemed the “Debit Balance” for purposes hereof; and, other than any Net Settlement Amount received by Grantor during such Payment Period, no payments shall be made to Grantee in respect of the Net Profits Interest for such Payment Period nor shall Grantee ever be liable to make any payment to Grantor in respect of the Debit Balance for such Payment Period. Any Debit Balance, plus interest on such amount at the Prime Rate for the period between the last day of the Payment Period that resulted in such Debit Balance and the last day of the next Payment Period, (the “Debit Balance Amount”) shall be carried forward in the Net Profits Account for the following Payment Period. Notwithstanding the existence of a Debit Balance with respect to any Payment Period, any Net Settlement Amount received by Grantor during any such Payment Period (i) shall not reduce any Debit Balance Amount and (ii) shall be paid to Grantee as specified in Section 4.6.

(d)                                 All amounts received by Grantor from the sale of the Subject Hydrocarbons for any Payment Period shall be held by Grantor in one of its general bank accounts and Grantor shall not be required to maintain a segregated account for such funds.

Section 4.6                                    Payment of NPI Payout. For each Payment Period, Grantor shall transfer or cause to be transferred to Grantee (i) an amount equal to the NPI Payout (if any) calculated pursuant to Section 4.5(b) or (ii) any Net Settlement Amount (if any) received pursuant to Section 4.5(c), in each case, on or before the last day of the month that follows such Payment Period. All funds payable to Grantee on account of the Net Profits Interest shall be calculated and paid entirely and exclusively out of the Net Profits.

Section 4.7                                    Overpayment; Past Due Payments.

(a)                                 If Grantor ever pays Grantee more than the amount of money then due and payable to Grantee under this Conveyance, Grantee shall not be obligated to return the overpayment, but Grantor may at any time thereafter reduce the NPI Payout by, and retain for its own account, an amount equal to the overpayment, plus interest at the Prime Rate on such amount for the period between the fifteenth (15th) day after the date of the overpayment and the date such amount is recovered by Grantor. In order to exercise its rights under this Section 4.7(a), Grantor must give Grantee written notice with respect to any such overpayment, together with supporting information and data.

(b)                                 Any amount not paid by Grantor to Grantee with respect to the Net Profits Interest when due shall bear, and Grantor hereby agrees to pay, interest at the Prime Rate from the due date until such amount has been paid. Grantor shall give Grantee written notice with respect to any such past due payment, together with supporting information and data.

Section 4.8                                    Statements. For each Payment Period, Grantor shall deliver to Grantee a statement (“Monthly Statement”) showing the NPI Calculation with respect to the Payment Period at least thirteen (13) calendar days before the Monthly Record Date that follows such period. Additionally, Grantor shall deliver an audited annual statement no later than the last day of February of each year showing the computation of the NPI Calculation for the preceding calendar year (“Annual Statement”). In order for Grantee to take exception to any item or items included in any Monthly Statement or Annual Statement, Grantee must notify Grantor in writing within one hundred and eighty (180) days after receipt of, in the case of a Monthly Statement, the Annual Statement that includes the month to which such Monthly Statement relates, and, in the case of an Annual Statement, such Annual Statement. Such notice must set forth in reasonable detail the specific debits or credits to which exception is taken. Adjustments shall be made for all exceptions that are agreed to by the Parties. All matters contained in Monthly Statements and the Annual Statement that are not objected to by Grantee in the manner provided by this Section 4.8 shall be conclusively deemed correct.

Section 4.9                                    Information; Access. Grantor shall maintain true and correct books, records and accounts of (a) all transactions required or permitted by this Conveyance (including all financial information necessary to reflect such transactions), and (b) the financial information necessary to make the NPI Calculation included in any Monthly Statement or Annual Statement. Grantee or its representative, at Grantee’s expense and upon reasonable prior written notice, may inspect, review, audit and copy such books, records and accounts, and such other documents, contracts and information as may be reasonably requested by Grantee, in Grantor’s office during normal business hours. Grantor shall give Grantee and its designated representatives reasonable access in Grantor’s office during normal business hours to all production data in Grantor’s possession or Grantor’s Affiliates’ possession, relating to operations on the Subject Interests, and shall provide to Grantee promptly upon receipt thereof all reserve reports and reserve studies in the possession of Grantor or of Grantor’s Affiliates, relating to the Subject Interests, whether prepared by Grantor, by Grantor’s Affiliates, or by consulting engineers. GRANTOR MAKES NO (AND GRANTEE HEREBY WAIVES ANY) REPRESENTATIONS OR WARRANTIES ABOUT THE ACCURACY OR COMPLETENESS OF ANY SUCH DATA, REPORTS, OR STUDIES REFERRED TO IN THIS SECTION 4.9, AND GRANTOR SHALL HAVE NO LIABILITY TO GRANTEE OR ANY OTHER PERSON RESULTING FROM SUCH DATA, STUDIES, OR REPORTS OR THE USE THEREOF.

ARTICLE V
OPERATION OF THE SUBJECT INTERESTS

Section 5.1                                    Operations Standard.

(a)                                 It is the express intent of Grantor and Grantee that the Net Profits Interest shall constitute (and this Conveyance shall conclusively be construed for all purposes as creating) a single, separate non-operating Hydrocarbon right with respect to the Subject Interests for all purposes.

(b)                                 To the extent that it has the right to do so under the terms of any lease, operating agreement or similar instrument affecting or pertaining to the Subject Interests, Grantor shall conduct and carry on, or use commercially reasonable efforts to cause the operator thereof to conduct and carry on, the operation and maintenance of the Subject Interests in the same manner as would a reasonably prudent operator in the State of Texas under the same or similar circumstances acting with respect to its own properties (without regard to the existence of the Net Profits Interest).

(c)                                  As to any third Person, the acts of Grantor shall be binding on Grantee, and it shall not be necessary for Grantee to join with Grantor in the execution or ratification of any operating agreement, unit operating agreement, contract for development, or similar instrument affecting or pertaining to any of the Subject Interests.

(d)                                 Grantee acknowledges that Grantor is not the only undivided interest owner in the properties underlying the Subject Interests. As such, Grantee agrees that the acts or omissions of Grantor’s co-owners shall not be deemed to constitute a violation of the provisions of Section 5.1(b), nor shall any action required by a vote of co-owners be deemed to constitute such a violation so long as Grantor has voted its interest in a manner designed to comply with Section 5.1(b).

(e)                                  WITHOUT LIMITING THE GENERALITY OF THIS SECTION 5.1, (i) THE PARTIES ACKNOWLEDGE THAT GRANTEE HAS NO RIGHT OR POWER TO PARTICIPATE IN THE SELECTION OF A DRILLING CONTRACTOR, TO PROPOSE THE DRILLING OF A WELL OR ANY OTHER OPERATIONS, TO DETERMINE THE TIMING OR SEQUENCE OF ANY OPERATIONS, TO COMMENCE OR SHUT DOWN PRODUCTION, TO TAKE OVER OPERATIONS, OR TO SHARE IN ANY OPERATING DECISION WHATSOEVER OR IN ANY DECISION PERTAINING TO THE MARKETING AND SALE OF PRODUCTION WHATSOEVER AND, (ii) THE PARTIES HEREBY EXPRESSLY NEGATE ANY INTENT TO CREATE (AND THIS CONVEYANCE SHALL NEVER BE CONSTRUED AS CREATING) A MINING OR OTHER PARTNERSHIP OR JOINT VENTURE OR OTHER RELATIONSHIP SUBJECTING GRANTOR AND GRANTEE TO JOINT LIABILITY OR ANY OTHER DUTIES BETWEEN GRANTOR AND GRANTEE (EXCEPT THOSE EXPRESSLY SET FORTH HEREIN).

Section 5.2                                    Pooling and Unitization

(a)                                 Certain of the Subject Interests may have been heretofore pooled or unitized for the production of Hydrocarbons. Such Subject Interests are and shall be subject to the terms and provisions of such pooling or unitization agreements, and this Conveyance shall apply to and affect only the production of Hydrocarbons from such units which accrues to such Subject Interests under and by virtue of the applicable pooling and unitization agreements.

(b)                                 Grantor shall have (without the further consent of or notice to Grantee) the right to pool or unitize all or any of the Subject Interests (and the Net Profits Interest) and to alter, change, amend or terminate any pooling or unitization agreements heretofore or hereafter entered into, as to all or any part of the lands covered by the Subject Interests, as to one or more of the formations or horizons thereunder, when, in the reasonable judgment of Grantor based upon customary practices of the oil and gas industry, without regard to the existence of Net Profits Interest, it is necessary or advisable to do so in order to form a drilling or proration unit to facilitate the orderly development of the Subject Interests or to comply with the requirements of any Law relating to the spacing of wells or proration of the production therefrom. For purposes of computing Net Profits, there shall be allocated to the Subject Interests included in such unit a pro rata portion of the Hydrocarbons produced from the pooled unit on the same basis that production from the pool or unit is allocated to other working interests in such pool or unit by virtue of the applicable pooling or unitization agreement. The interest in any such unit attributable to the Subject Interests (or any part thereof) included therein shall become a part of the Subject Interests and shall be subject to the Net Profits Interest in the same manner and with the same effect as if such unit and the interest of Grantor therein were specifically described in Exhibit A to this Conveyance, respectively.

Section 5.3                                    Non-Consent. Grantor shall have (without the further consent of or notice to Grantee) the right to elect not to participate in any operations that are to be conducted under the terms of any operating agreement, unit operating agreement, contract for development, or similar instrument affecting or pertaining to any of the Subject Interests. If Grantor elects to be a non-participating party under any such arrangement (whether pursuant to an operating agreement or other agreement or arrangement, including non-consent rights and obligations imposed by statute or regulatory agency) with respect to any operation on any Subject Interests or elects to be an abandoning party with respect to the Subject Well, the consequence of which election is that Grantor’s interest in such Subject Interest or part thereof is temporarily (i.e., during a recoupment period) or permanently forfeited to the parties participating in such operations, or electing not to abandon such Subject Well, then the costs and proceeds attributable to such forfeited interest shall not, for the period of such forfeiture (which may be a continuous and permanent period), be debited or credited to the Net Profits Account and such forfeited interest shall not, for the period of such forfeiture, be subject to the Net Profits Interest. Notwithstanding the foregoing, Grantor shall not elect, as to any portion of the Subject Interests, to be a non-participating party with respect to any operation contemplated in this Section 5.3 in the event any Affiliate of Grantor will also be a participating party in such operation.

Section 5.4                                    Marketing. As between Grantor and Grantee, Grantor shall have exclusive charge and control of the marketing of all Subject Hydrocarbons allocable to the Subject Interests and the Net Profits Interest. As to any third parties, all acts of Grantor in marketing the Subject Hydrocarbons and all Production Sales Contracts executed by Grantor shall be binding on Grantee and the Net Profits Interest; it being understood that the right and obligation to market the Subject Hydrocarbons is at all times vested in Grantor and Grantee does not have any such right or obligation or any possessory interest in all or part of the Subject Hydrocarbons. Accordingly, it shall not be necessary for Grantee to join in any new Production Sales Contracts or any amendments to existing Production Sales Contracts. Grantor shall market or cause to be marketed all commercial quantities of the Subject Hydrocarbons in accordance with Section 5.1(b), and shall not be entitled to deduct from the calculation of the Net Profits any fee for marketing the Subject Hydrocarbons allocable to the Net Profits Interest other than fees for marketing paid to non-Affiliates. Grantor shall not enter into any Hedges (other than the Option Contracts) with respect to Subject Hydrocarbons from and after the Effective Time, nor shall Grantor modify or terminate any Option Contract. Grantee shall have no right to take in kind any Subject Hydrocarbons.

Section 5.5                                    Amendment of Hydrocarbon Interests. Grantor shall have the right to renew, extend, modify, amend or supplement any document or instrument underlying or giving rise to the Hydrocarbon Interests with respect to any of the lands or depths covered thereby without the consent of Grantee; provided, however, that the Net Profits Interest shall apply to all renewals, extensions, modifications, amendments, supplements and other similar arrangements (and/or interests therein) of any document or instrument underlying or giving rise to the Hydrocarbon Interests (but solely as to all lands and depths described in the predecessor document or instrument and in which Grantor had an interest under the predecessor document or instrument) conveyed to Grantor within twelve (12) months after the date of alleged termination (whether in whole or in part) of each such document or instrument underlying or giving rise to the Hydrocarbon Interests which is renewed, extended, modified, amended, or supplemented, whether or not such renewals, extensions, modifications, amendments, supplements or arrangements have heretofore been obtained, or are hereafter obtained, by Grantor, and no renewal, extension, modification, amendment, or supplement shall adversely affect any of Grantee’s rights hereunder. Any fees payable with respect to such renewal, extension, modification, amendment or supplementation may be debited to the Net Profits Account pursuant to Section 4.3. Grantor shall furnish Grantee with written notice of any renewal, extension, modification, amendment, or supplementation that materially affects the Net Profits Interest identifying the location and the acreage covered thereby.

Section 5.6                                    Abandonment. Grantor shall have (without further consent of or notice to Grantee) the right to release, surrender and/or abandon Grantor’s interest in the Subject Interests, or any part thereof, or interest therein even though the effect of such release, surrender or abandonment will be to release, surrender or abandon the Net Profits Interest the same as though Grantee had joined therein insofar as the Net Profits Interest covers the Subject Interests, or any part thereof or interest therein, so released, surrendered or abandoned by Grantor. Following any such release, surrender or abandonment, Grantor will promptly notify Grantee in writing of the portion of the Subject Interests that has been released, surrendered or abandoned, and the date on which such release, surrender or abandonment has occurred. Further, Grantor shall have an unequivocal right to release, surrender or abandon the Subject Interests, or any part thereof if,  without regard to the notice provision of this Section 5.6, (a) such release, surrender or abandonment is necessary for health, safety or environmental reasons, or (b) the Subject Hydrocarbons that would have been produced from the released, surrendered or abandoned portion of the Subject Interests would reasonably be expected to be produced from Subject Wells located on the remaining portion of the Subject Interests.

Section 5.7                                    Contracts with Affiliates. Grantor and its Affiliates may perform services and furnish supplies and/or equipment with respect to the Subject Interests that are required to operate the Subject Interests in accordance with the operations standard set forth in Section 5.1(b) hereof and debit the Net Profits Account for the costs of such services and/or furnishing of such supplies and/or equipment. The terms of the provision of such services or furnishing of supplies and/or equipment shall be not be less favorable than those terms available under arm’s-length transactions with non-Affiliates in the area engaged in the business of rendering comparable services or furnishing comparable equipment and supplies, taking into consideration all such terms, including the price, term, condition of supplies or equipment, availability of supplies and/or equipment, and all other terms. Within a reasonable period of time following the end of each calendar year, Grantor shall furnish Grantee with a list of its Affiliates as of the end of such calendar year.

Section 5.8                                    Farmouts. Grantor may from time to time enter into farmout agreements or similar agreements in which Grantor Transfers its interest in any Subject Interests in exchange for a commitment to drill one or more wells on the Subject Interests (“Farmout Agreement”) with Persons that are not Affiliates of Grantor with respect to a Subject Interest. In the event that Grantor enters into any Farmout Agreement with any Person that is not an Affiliate of Grantor, the Net Profits Interest and this Conveyance shall burden any interest in the Subject Interests that are Transferred to any such Person under such Farmout Agreement. The Net Profits Interest shall continue to burden the Subject Interests retained by Grantor following any Transfer of any Subject Interests pursuant to a Farmout Agreement.

Section 5.9                                    No Personal Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS CONVEYANCE, GRANTEE SHALL NEVER BE PERSONALLY RESPONSIBLE FOR THE PAYMENT OF ANY PART OF THE LOSSES, COSTS, EXPENSES, LIABILITIES OR DAMAGES INCURRED IN CONNECTION WITH THE EXPLORING, DEVELOPING, OPERATING AND MAINTAINING OF THE SUBJECT INTERESTS, PROVIDED, HOWEVER, ALL SUCH LOSSES, COSTS, EXPENSES, LIABILITIES OR DAMAGES SHALL, TO THE EXTENT THE SAME RELATE TO ACTS, OMISSIONS, EVENTS, CONDITIONS OR CIRCUMSTANCES OCCURRING FROM AND AFTER THE EFFECTIVE TIME, NEVERTHELESS BE CHARGED AGAINST THE NET PROFITS ACCOUNT AS AND TO THE EXTENT HEREIN PERMITTED.

ARTICLE VI
TRANSFERS AND CHARGES

Section 6.1                                    Assignment by Grantor Subject to Net Profits Interest.

(a)                                 Right to Sell. Grantor may from time to time Transfer its right, title and/or interest in and to the Subject Interests, or any part thereof or undivided interest therein, subject to the terms and conditions of this Section 6.1. If such Transfer of Grantor’s right, title and/or interest in and to any Subject Interest is to be made:

(i)                                     subject to the Net Profits Interest and this Conveyance, including any Transfer of any interest earned by a counterparty to a Farmout Agreement (any Transfer of the type described in this clause (i), a “Burdened Transfer”), then (A) the consent of Grantee or the Trustee shall not be required with respect to such Transfer, (B) Grantor shall cause the assignee, purchaser, transferee or grantee in any such Burdened Transfer to take the Transferred Subject Interests subject to the Net Profits Interest and this Conveyance and, from and after the actual date of any such Transfer, to assume Grantor’s obligations under this Conveyance with respect to such Subject Interests and (C) Grantor shall provide written notice to Grantee of such Burdened Transfer promptly following the completion thereof; or

(ii)                                  free and clear of the Net Profits Interest and this Conveyance (any Transfer of the type described in this clause (ii), an “Unburdened Transfer”), then:

(A)                               Grantor shall provide written notice to Grantee of such Unburdened Transfer;

(B)                               except in the case of a Qualified De Minimis Sale, which shall not require such consent, the consent of Grantee pursuant to Section 3.02(b) of the Trust Agreement shall be required with respect to such Unburdened Transfer, and

(C)                               promptly following receipt of such consent pursuant to Section 3.02(b) of the Trust Agreement, Grantee shall, upon request, execute, acknowledge and deliver to Grantor an instrument (reasonably acceptable to Grantor) that releases the Net Profits Interest and this Conveyance with respect to the Subject Interests being Transferred; provided, the Net Profits Interest shall continue to burden the Subject Interests retained by Grantor.

(b)                                 Allocation of Consideration.

(i)                                     Grantee is not entitled to receive any portion of the sales proceeds received by Grantor from any Burdened Transfer, which sales proceeds (A) shall not be credited to the Net Profit Account as set forth in Section 4.2(i) and (B) shall be retained by and be the exclusive property of Grantor.

(ii)                                  In the case of (A) an Unburdened Transfer that is a Qualified De Minimis Sale, the Gross Fair Value or (B) an Unburdened Transfer that is not a Qualified De Minimis Sale, the sale proceeds or other consideration received in connection with the release of the Net Profits Interest in the amount that is approved by the Trust Unitholders pursuant to Section 3.02(b) of the Trust Agreement, in each case (x) shall, as set forth in Section 4.4(a)(xii), offset and reduce the amounts debited to the Net Profits Account pursuant to Section 4.3 and (y) shall not be retained by nor be the exclusive property of Grantor.

(c)                                  Separate Interest. Effective on the effective date of any Burdened Transfer, the credits and debits to the Net Profits Account and Net Profits shall thereafter be calculated and determined separately (by the assignee, purchaser, transferee or grantee) with respect to such Subject Interests; and debits and credits during each Payment Period in respect of the Subject Interests Transferred shall reflect items received or incurred by the assignee, purchaser, transferee or grantee, and shall be calculated in accordance with Article IV hereof.

Section 6.2                                    Mortgages and Security Interests. Nothing herein shall prevent Grantor from granting a Lien, mortgage, security interest or other charge in Grantor’s interest in any property, including the Subject Interests and the Subject Hydrocarbons. Grantor agrees that it shall cause each agreement, indenture, bond, deed of trust, filing, application or other instrument that creates or purports to create a Lien, mortgage, security interest or other charge secured by the Subject Interests, the Subject Hydrocarbons or the proceeds from the sale of the Subject Hydrocarbons to include an express agreement and acknowledgement by the parties thereto that the Net Profits Interest is senior in right of payment and collection to any and all obligations created thereby in respect of the Subject Interests, the Subject Hydrocarbons or the proceeds from the sale of the Subject Hydrocarbons. The preceding sentence shall not apply to any agreement, indenture, bond, deed of trust, filing, application or other instrument that creates a Lien, mortgage, security interest or other charge secured by not more than Grantor’s residual interest in the Subject Interests, the Subject Hydrocarbons or the proceeds from the sale of the Subject Hydrocarbons.

Section 6.3            Rights of Mortgagee, Pledgee or Trustee. If Grantee shall at any time execute a mortgage, pledge or deed of trust covering all or part of the Net Profits Interest, the mortgagee(s), pledge(s) or trustee(s) therein named or the holder of any obligation secured thereby shall be entitled, to the extent such mortgage, pledge or deed of trust so provides, to exercise all the rights, remedies, powers and privileges conferred upon Grantee by the terms of this Conveyance and to give or withhold all consents required to be obtained hereunder by Grantee, but the provisions of this Section 6.3 shall in no way be deemed or construed to impose upon Grantor any obligation or liability undertaken by Grantee under such mortgage, pledge or deed of trust or under any obligation secured thereby.

Section 6.4            Assignment or Mortgage by Grantee. Nothing in this Conveyance, including Section 6.1(a), shall prohibit Grantee from Transferring the Net Profits Interest pursuant to Section 3.02(b)(i) of the Trust Agreement or otherwise. Grantee shall provide Grantor with written notice of any Transfer, mortgage or pledge of all or any portion of the Net Profits Interest made otherwise than pursuant to such section. No such Transfer, mortgage or pledge will affect the method of computing the credits and debits to the Net Profits Account or Net Profits, or impose any additional obligation or liability on Grantor. Grantor shall not be required, without its prior written consent, to pay the NPI Payout (or portions thereof) to more than one Person. If more than one Person is ever entitled to receive payment of any part of the NPI Payout and Grantor shall not have consented thereto, Grantor may suspend payments of the NPI Payout until the concurrent owners or claimants of the Net Profits Interest or the right to receive payment of the NPI Payout appoint one Person in writing in a form reasonably acceptable to Grantor to receive all payments of the Net Profits on their behalf. Grantor may thereafter conclusively rely upon the authority of that Person to receive payments of the NPI Payout and shall be under no further duty to inquire into the authority or performance of such Person.

ARTICLE VII
TERMINATION

Section 7.1            Termination of Hydrocarbon Interests. In the event the Subject Interests (or portion thereof as applicable) should be released, surrendered or abandoned by Grantor pursuant to Section 5.6, subject to Section 5.5, the Net Profits Interest no longer shall apply to the Subject Interests (or such portion thereof, as applicable), but the Net Profits Interest shall remain in full force and effect and undiminished as to all remaining Subject Interests (and the remainder portion of the Subject Interests, as applicable). Upon termination of the Net Profits Interest, as above provided, Grantee shall, at Grantee’s expense, execute and deliver such instrument or instruments as may be necessary to evidence the termination of the Net Profits Interest.

ARTICLE VIII
MISCELLANEOUS

Section 8.1            Notices. All notices and other communications which are required or may be given pursuant to this Conveyance must be given in writing, in English and delivered personally, by courier, by telecopy or by registered or certified mail, postage prepaid, as follows:

If to Grantor:

Boaz Energy II, LLC

201 West Wall Street, Suite 421

Midland, Texas 79701
Attention: Marshall Eves

If to Grantee:

Simmons Bank
P.O. Box 470727
Fort Worth, Texas  76147
Attn: Lee Ann Anderson,
Facsimile No.: (817) 298-5579

Either Party may change its address for notice by notice to the other Party in the manner set forth above. All notices shall be deemed to have been duly given at the time of receipt by the Party to which such notice is addressed.

Section 8.2            Ownership of Certain Property. The Net Profits Interest does not include any right, title, or interest in and to any personal property, fixtures, or equipment and is exclusively an interest in and to the Hydrocarbons in place and in and under and produced and saved from the Subject Interests, and Grantee shall look solely to the Subject Interests and payments in respect thereof (as provided herein for the satisfaction and realization of the Net Profits Interest).

Section 8.3            Non-Recourse. Grantee shall look solely to the Net Profits for the satisfaction and discharge of the Net Profits Interest and, except in the event of Grantor’s failure to pay as required by Section 4.6, Grantor shall not be liable for such satisfaction or discharge. Grantor shall not have any liability (and Grantee shall have no recourse or remedy against Grantor) in the event that the Subject Interests terminate without having generated the Subject Hydrocarbons, Net Profits or NPI Payouts that are expected to be generated during the term of the Net Profits Interest.

Section 8.4            No In-Kind Rights. Grantee shall have no right to take in kind any Subject Hydrocarbons allocable to the Net Profits Interest.

Section 8.5            Disclaimer of Warranty. Other than as set forth in Article III with respect to the warranty of title granted with respect to the Net Profits Interest, Grantor makes no warranties or representations, express or implied, in connection with the Subject Interests and without limiting the generality of the foregoing, GRANTOR (A) MAKES NO AND EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IN THIS OR ANY OTHER INSTRUMENT, AGREEMENT OR CONTRACT DELIVERED HEREUNDER OR IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREUNDER OR THEREUNDER AS TO (I) TITLE TO ANY OF THE SUBJECT INTERESTS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE SUBJECT INTERESTS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF PETROLEUM SUBSTANCES IN OR FROM THE SUBJECT INTERESTS, (IV) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL OR STEP-OUT DRILLING OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE SUBJECT

INTERESTS OR FUTURE REVENUES GENERATED BY THE SUBJECT INTERESTS, (VI) THE PRODUCTION OF PETROLEUM SUBSTANCES FROM OR RELATED TO THE SUBJECT INTERESTS, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (VII) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE SUBJECT INTERESTS, (VIII) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, OR (IX) ANY OTHER RECORD, FILES OR MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO GRANTEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS CONVEYANCE OR ANY DISCUSSION OR PRESENTATION RELATING THERETO, AND (B) FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT. GRANTEE HAS INSPECTED, OR WAIVED ITS RIGHT TO INSPECT ALL ASSETS RELATED TO THE SUBJECT INTERESTS FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING BUT NOT LIMITED TO CONDITIONS RELATED TO THE PRESENCE, RELEASE, OR DISPOSAL OF HAZARDOUS SUBSTANCES, SOLID WASTES, ASBESTOS AND OTHER MAN MADE FIBERS, AND IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THE SUBJECT INTERESTS ARE BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS, AND THAT GRANTEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS GRANTEE DEEMS APPROPRIATE.

Section 8.6            Payments. Grantor shall transfer or cause to be transferred all monies to which Grantee is entitled hereunder by Federal funds wire transfer not later than the date when due, to Grantee at the bank account specified by Grantee in writing to Grantor.

Section 8.7            Amendments. This Conveyance may not be amended, altered or modified except pursuant to a written instrument executed by the Parties.

Section 8.8            Further Assurances. The Parties shall from time to time do and perform such further acts and execute and deliver such further instruments, conveyances and documents as may be required or reasonably requested by the other Party to establish, maintain or protect the respective rights and remedies of the Parties and to carry out and effectuate the intentions and purposes of this Conveyance.

Section 8.9            Waivers. Any failure by either Party to comply with any of its obligations, agreements or conditions herein contained may be waived by the Party to whom such compliance is owed by an instrument signed by such Party and expressly identified as a waiver, but not in any other manner. No waiver of, or consent to a change in, any of the provisions of this Conveyance shall be deemed or shall constitute a waiver of, or consent to a change in, other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

Section 8.10          Severability. The invalidity or unenforceability of any term or provision of this Conveyance in any situation or jurisdiction shall not affect the validity or enforceability of the other terms or provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction and the remaining terms and provisions shall remain in full force and effect, unless doing so would result in an interpretation of this Conveyance which is manifestly unjust.

Section 8.11          No Partition. The Parties acknowledge that Grantee has no right or interest that would permit Grantee to partition any portion of the Subject Interests, and Grantee hereby waives any such right.

Section 8.12          Governing Law. EXCEPT WHERE PROHIBITED BY THE LAW OF THE STATE IN WHICH THE RELEVANT SUBJECT INTERESTS ARE LOCATED, THIS CONVEYANCE AND THE LEGAL RELATIONS BETWEEN THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO CONFLICTS OF LAW RULES OR PRINCIPLES THAT MAY REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

Section 8.13          Forum Selection; Waiver of Jury Trial. Any dispute, controversy, matter or claim between the Parties (each, subject to such exceptions, a “Dispute”), that cannot be resolved among the Parties, will be instituted exclusively in the United States Federal District Court or the Texas State District Court located in Fort Worth, Texas. Each Party (a) irrevocably submits to the exclusive jurisdiction of such courts, (b) waives any objection to laying venue in any such action or proceeding in such courts, (c) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over it, and (d) agrees that service of process upon it may be effected by mailing a copy thereof by registered mail (or any substantially similar form of mail), postage prepaid, to it at its address specified in Section 8.1. The foregoing consents to jurisdiction and service of process shall not constitute general consents to service of process in the State of Texas for any purpose except as provided herein and shall not be deemed to confer any rights on any Person other than the Parties to this Agreement. The Parties hereby waive trial by jury in any action, proceeding or counterclaim brought by any Party against another in any matter whatsoever arising out of or in relation to or in connection with this Agreement.

Section 8.14          Rule Against Perpetuities. It is not the intent of the Parties that any provision herein violate any applicable law regarding the rule against perpetuities or other rules regarding the vesting or duration of estates, and this Conveyance shall be construed as not violating any such rule to the extent the same can be so construed consistent with the expressed intent of the Parties as set forth herein. In the event, however, that any provision hereof is determined to violate any such rule, then such provision shall nevertheless be effective for the maximum period (but not longer than the maximum period) permitted by such rule that will result in no violation. To extent that the maximum period is permitted to be determined by reference to “lives in being,” the Parties agree that “lives in being” shall refer to the lifetime of the last survivor of the descendents of George H. W. Bush (the father of George W. Bush, the 43rd President of the United States of America) living as of the Effective Time.

Section 8.15          Tax Matters. Without limiting the disclaimer in Section 5.1(e)(ii), nothing herein contained shall be construed to constitute a partnership or to cause either Party (under state law or for tax purposes) to be treated as being the agent of, or in partnership with, the other party. In addition, the Parties hereto intend that the Net Profits Interest conveyed hereby to Grantee shall at all times be treated as an incorporeal (i.e., a non-possessory) interest in real property or land under the Laws of the state in which the Subject Interests are located, and an economic interest (as such term is defined in section 1.611-1(b) of the Treasury Regulations) which is a non-operating interest therein payable solely out of net profits from the production and sale of Subject Hydrocarbons from the Subject Interests (rather than as a working or operating interest). Grantor may cause to be withheld from any payment hereunder any tax withholding required by law or regulations, including, in the case of any withholding obligation arising from income that does not give rise to any cash or property from which any applicable withholding tax could be satisfied, by way of set off against any subsequent payment of cash or property hereunder.

Section 8.16          Counterparts. This Conveyance may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one instrument. No Party shall be bound until such time as all of the Parties have executed counterparts of this Conveyance. To facilitate recordation, there may be omitted from the Exhibits to this Conveyance in certain counterparts descriptions of property located in recording jurisdictions other than the jurisdiction in which the particular counterpart is to be filed or recorded.

Section 8.17          Conspicuous. GRANTOR AND GRANTEE AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS CONVEYANCE IN ALL CAPS FONT ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.

Section 8.18          Binding Effect. All the covenants, restrictions and agreements of Grantor herein contained shall be deemed to be covenants running with the Subject Interests and the lands affected thereby. All of the provisions hereof shall inure to the benefit of Grantee and its successors and assigns and shall be binding upon Grantor and its successors and assigns and all other owners of the Subject Interests or any part thereof or any interest therein.

Section 8.19          Limitation on Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY, NONE OF GRANTOR, GRANTEE OR ANY OF THEIR RESPECTIVE AFFILIATES SHALL BE ENTITLED TO CONSEQUENTIAL, SPECIAL, INDIRECT, PUNITIVE OR EXEMPLARY DAMAGES IN CONNECTION WITH THIS CONVEYANCE, AND EACH PARTY, FOR ITSELF AND ON BEHALF OF ITS AFFILIATES, HEREBY EXPRESSLY WAIVES ANY RIGHT TO CONSEQUENTIAL, SPECIAL, INDIRECT, PUNITIVE OR EXEMPLARY DAMAGES IN CONNECTION WITH THIS CONVEYANCE AND THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8.20          Term. The Net Profits Interest shall remain in full force and effect as long as any portion of the Subject Interests is in full force and effect. At any time after the termination of the Net Profits Interest, Grantee shall, upon the request of Grantor, execute and deliver such instruments as may be necessary to evidence the termination of the Net Profits Interest.

Section 8.21          No Third Party Beneficiaries. Nothing in this Conveyance shall entitle any Person other than the Parties to any claims, cause of action, remedy or right of any kind. There are no third party beneficiaries to this Conveyance.

Section 8.22          Construction. The Parties acknowledge that (a) Grantor and Grantee have had the opportunity to exercise business discretion in relation to the negotiation of the details of the transaction contemplated hereby, (b) this Conveyance is the result of arms-length negotiations from equal bargaining positions, and (c) Grantor and Grantee and their respective counsel participated in the preparation and negotiation of this Conveyance. Any rule of construction that a document be construed against the drafter shall not apply to the interpretation or construction of this Conveyance.

Section 8.23          Merger Clause. This Conveyance constitutes the entire agreement between the Parties pertaining to the subject matter hereof, and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.

Section 8.24          Reliance by Third Parties. No third party (including operators, production purchasers and disbursing parties) is responsible for calculating or separately reporting and paying to Grantee any sums that are potentially attributable to the Net Profits Interest; and such third parties may include the interest of Grantee within the interest credited to Grantor for all purposes. Grantor shall attend to the actual distribution of the NPI Payout to Grantee as provided in this Conveyance. To the extent that any provision of a state oil and gas proceeds payment statute requires an operator, production purchaser or disbursing party to account for and separately pay proceeds of production attributable to the Net Profits Interest, Grantor and Grantee specifically (a) authorize such third parties to include the Net Profits Interest within the interest credited to Grantor, and (b) waive the application of such statute, to the maximum extent permitted by law, and such payment shall be made to Grantor directly. No third party shall be under any obligation to inquire as to, or to see to, the application by Grantor of the proceeds received by it from any sale of production attributable to the Net Profits Interest.

[Signature Page Follows]

IN WITNESS WHEREOF, this Conveyance has been signed by each of the Parties on the Execution Date and duly acknowledged before the undersigned competent witnesses and Notary Public.

WITNESSES:		GRANTOR:

BOAZ ENERGY II, LLC

By:	/s/ Lauren Merriman	By:	/s/ Marshall Eves
Printed Name:	Lauren Merriman	Name:	Marshall Eves
		Title:	Chief Executive Officer

By:	/s/ Dale Wilson
Printed Name:	Dale Wilson

WITNESSES:		GRANTOR:

BOAZ ENERGY II ROYALTY, LLC

By: Boaz Energy II, LLC, its sole member

By:	/s/ Lauren Merriman	By:	/s/ Marshall Eves
Printed Name:	Lauren Merriman	Name:	Marshall Eves
		Title:	Chief Executive Officer

By:	/s/ Dale Wilson
Printed Name:	Dale Wilson

Signature Page to Conveyance of Net Profits Interest

STATE OF TEXAS	§
§
COUNTY OF MIDLAND	§

BE IT KNOWN, that on this 2nd day of May, 2018, before me, the undersigned authority, personally came and appeared Marshall Eves appearing herein in his capacity as Chief Executive Officer of Boaz Energy II, LLC, a Delaware limited liability company, to me personally known to be the identical person whose name is subscribed to the foregoing instrument as the said officer of said company, and declared and acknowledged to me, Notary, that Marshall Eves executed the same on behalf of said company with full authority of its board of managers, and that the said instrument is the free act and deed of the said company and was executed for the uses, purposes and benefits therein expressed.

/s/ Trey Robertson

Printed Name:	Trey Robertson

Notarial Identification Number

Notary Public for the State of Texas

County of Midland

My commission expires: 01-15-2022

STATE OF TEXAS	§
§
COUNTY OF MIDLAND	§

BE IT KNOWN, that on this 2nd day of May, 2018, before me, the undersigned authority, personally came and appeared Marshall Eves appearing herein in his capacity as Chief Executive Officer of Boaz Energy II, LLC, the sole member of Boaz Energy II Royalty, LLC, a Delaware limited liability company, to me personally known to be the identical person whose name is subscribed to the foregoing instrument as the said officer of said company, and declared and acknowledged to me, Notary, that Marshall Eves executed the same on behalf of said company with full authority of its board of managers, and that the said instrument is the free act and deed of the said company and was executed for the uses, purposes and benefits therein expressed.

/s/ Trey Robertson

Printed Name:	Trey Robertson

Notarial Identification Number

Notary Public for the State of Texas

County of Midland

My commission expires: 01-15-2022

Signature Page to Conveyance of Net Profits Interest

WITNESSES:		GRANTEE:

PERMROCK ROYALTY TRUST

By: Simmons Bank, not in its individual capacity but solely as Trustee

By:	/s/ Michelle Jordan
Printed Name:	Michelle Jordan

By:	/s/ Cheryl Anderson	By:	/s/ Lee Ann Anderson
Printed Name:	Cheryl Anderson	Name:	Lee Ann Anderson
		Title:	Senior Vice President and Trust Officer

STATE OF TEXAS	§
§
COUNTY OF TARRANT	§

BE IT KNOWN, that on this 26th day of April, 2018, before me, the undersigned authority, personally came and appeared Lee Ann Anderson appearing herein in her capacity as Senior Vice President and Trust Officer of Simmons Bank, P.O. Box 470727, Fort Worth, Texas 76147 Attn: Lee Ann Anderson, the Trustee of PermRock Royalty Trust, a Delaware statutory trust, to me personally known to be the identical person whose name is subscribed to the foregoing instrument as the said officer of said banking association, and declared and acknowledged to me, Notary, that Lee Ann Anderson executed the same on behalf of said banking association with full authority of the same, and that the said instrument is the free act and deed of the said banking association and was executed for the uses, purposes and benefits therein expressed.

/s/ Dorthy Anderson

Printed Name:	Dorthy Anderson

Notarial Identification Number

Notary Public for the State of Texas

County of Tarrant

My commission expires: 01-21-2020

Signature Page to Conveyance of Net Profits Interest

EXHIBIT A
HYDROCARBON INTERESTS

(See Attached)

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Cochran	George W Smith	Lewis E Phillips	John J Redfern Jr	3	359	7/20/1943	S/2 of Tract 29 and W/33.35 acres of S/2 of Tract 30, League 64, Midland County School Land, From the surface to 5100’
Cochran	George W Smith	R O Ray	John J Redfern Jr	3	368	7/20/1943	S/2 of Tract 29 and W/33.35 acres of S/2 of Tract 30, League 64, Midland County School Land, From the surface to 5100’
Coke	Bronte Cambrian Unit	O L Johnson	Humble Oil & Refining Company	61	46	2/17/1941

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-5” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 9 tracts of land covering a total of 960.75 acres, more or less and further limited to only the unitized formation

Coke	Bronte Cambrian Unit	R E Hickman et ux	Humble Oil & Refining Company	61	39	2/17/1941

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-5” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 9 tracts of land covering a total of 960.75 acres, more or less and further limited to only the unitized formation

Coke	Bronte Cambrian Unit	L T Youngblood et ux	Humble Oil & Refining Company	61	53	2/17/1941

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-5” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 9 tracts of land covering a total of 960.75 acres, more or less and further limited to only the unitized formation

Coke	Bronte Cambrian Unit	R R Ash et ux	Humble Oil & Refining Company	61	32	2/17/1941

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-5” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 9 tracts of land covering a total of 960.75 acres, more or less and further limited to only the unitized formation

Coke	Bronte Cambrian Unit	Olive M Keeney et al	Humble Oil & Refining Company	61	48	2/17/1941

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-5” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 9 tracts of land covering a total of 960.75 acres, more or less and further limited to only the unitized formation

Coke	Bronte Cambrian Unit	Ama L Hearrell et al	Humble Oil & Refining Company	61	35	2/21/1941

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-5” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 9 tracts of land covering a total of 960.75 acres, more or less and further limited to only the unitized formation

Coke	Bronte Cambrian Unit	James L Brunson et ux	Humble Oil & Refining Company	61	208	3/10/1941

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-5” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 9 tracts of land covering a total of 960.75 acres, more or less and further limited to only the unitized formation

Coke	Bronte Cambrian Unit	James L Brunson et ux	O B Price	64	265	6/1/1944

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-5” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 9 tracts of land covering a total of 960.75 acres, more or less and further limited to only the unitized formation

Coke	Bronte Cambrian Unit	D K Glenn et ux	O B Price	64	258	6/26/1944

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-5” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 9 tracts of land covering a total of 960.75 acres, more or less and further limited to only the unitized formation

Coke	Bronte Cambrian Unit	D F Percifull et ux	Chas J Wohlford	64	526	7/7/1944

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-5” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 9 tracts of land covering a total of 960.75 acres, more or less and further limited to only the unitized formation

Coke	Bronte Cambrian Unit	E C Rawlings, et ux Ma Rawlings	G M Mcgarr	70	20	11/22/1946

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-5” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 9 tracts of land covering a total of 960.75 acres, more or less and further limited to only the unitized formation

Coke	Bronte Cambrian Unit	O R Mcqueen et ux	G M Mcgarr	69	153	11/22/1946

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-5” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 9 tracts of land covering a total of 960.75 acres, more or less and further limited to only the unitized formation

Coke	Bronte Cambrian Unit	J L Keeney et ux	G M Mcgarr	69	159	11/25/1946

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-5” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 9 tracts of land covering a total of 960.75 acres, more or less and further limited to only the unitized formation

Coke	Bronte Cambrian Unit	R E Hickman et ux	G M Mcgarr	70	13	12/10/1946

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-5” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 9 tracts of land covering a total of 960.75 acres, more or less and further limited to only the unitized formation

Coke	Bronte Cambrian Unit	Robert Forman et ux	Placid Oil Company	69	257	2/27/1947

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-5” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 9 tracts of land covering a total of 960.75 acres, more or less and further limited to only the unitized formation

Coke	Bronte Cambrian Unit	Coke County	Humble Oil & Refining Company	85	597	11/21/1949

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-5” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 9 tracts of land covering a total of 960.75 acres, more or less and further limited to only the unitized formation

Coke	Bronte Capps Unit	R R Ash et ux	Humble Oil & Refining Company	61	32	2/17/1941

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Capps Unit more particularly described in Exhibit “A-2” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,629.27 acres, more or less and further limited to only the unitized formation

Coke	Bronte Capps Unit	R E Hickman et ux	Humble Oil & Refining Company	61	39	2/17/1941

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Capps Unit more particularly described in Exhibit “A-2” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,629.27 acres, more or less and further limited to only the unitized formation

Coke	Bronte Capps Unit	O L Johnson	Humble Oil & Refining Company	61	46	2/17/1941

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Capps Unit more particularly described in Exhibit “A-2” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,629.27 acres, more or less and further limited to only the unitized formation

Coke	Bronte Capps Unit	Olive M Keeney et al	Humble Oil & Refining Company	61	48	2/17/1941

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Capps Unit more particularly described in Exhibit “A-2” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,629.27 acres, more or less and further limited to only the unitized formation

Coke	Bronte Capps Unit	L T Youngblood et ux	Humble Oil & Refining Company	61	53	2/17/1941

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Capps Unit more particularly described in Exhibit “A-2” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,629.27 acres, more or less and further limited to only the unitized formation

Coke	Bronte Capps Unit	Ama L Hearrell et al	Humble Oil & Refining Company	61	35	2/21/1941

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Capps Unit more particularly described in Exhibit “A-2” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,629.27 acres, more or less and further limited to only the unitized formation

Coke	Bronte Capps Unit	James L Brunson et ux	Humble Oil & Refining Company	61	208	3/10/1941

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Capps Unit more particularly described in Exhibit “A-2” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,629.27 acres, more or less and further limited to only the unitized formation

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Coke	Bronte Capps Unit	James L Brunson et ux	O B Price	64	265	6/1/1944

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Capps Unit more particularly described in Exhibit “A-2” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,629.27 acres, more or less and further limited to only the unitized formation

Coke	Bronte Capps Unit	D K Glenn et ux	O B Price	64	258	6/26/1944

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Capps Unit more particularly described in Exhibit “A-2” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,629.27 acres, more or less and further limited to only the unitized formation

Coke	Bronte Capps Unit	D F Percifull et ux	Chas J Wohlford	64	526	7/7/1944

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Capps Unit more particularly described in Exhibit “A-2” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,629.27 acres, more or less and further limited to only the unitized formation

Coke	Bronte Capps Unit	O R Mcqueen et ux	G M Mcgarr	69	153	11/22/1946

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Capps Unit more particularly described in Exhibit “A-2” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,629.27 acres, more or less and further limited to only the unitized formation

Coke	Bronte Capps Unit	E C Rawlings, et ux Ma Rawlings	G M Mcgarr	70	20	11/22/1946

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Capps Unit more particularly described in Exhibit “A-2” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,629.27 acres, more or less and further limited to only the unitized formation

Coke	Bronte Capps Unit	J L Keeney et ux	G M Mcgarr	69	159	11/25/1946

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Capps Unit more particularly described in Exhibit “A-2” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,629.27 acres, more or less and further limited to only the unitized formation

Coke	Bronte Capps Unit	R E Hickman et ux	G M Mcgarr	70	13	12/10/1946

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Capps Unit more particularly described in Exhibit “A-2” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,629.27 acres, more or less and further limited to only the unitized formation

Coke	Bronte Capps Unit	Robert Forman et ux	Placid Oil Company	69	257	2/27/1947

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Capps Unit more particularly described in Exhibit “A-2” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,629.27 acres, more or less and further limited to only the unitized formation

Coke	Bronte Capps Unit	Coke County	Humble Oil & Refining Company	85	597	11/21/1949

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Capps Unit more particularly described in Exhibit “A-2” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,629.27 acres, more or less and further limited to only the unitized formation

Coke	Bronte Palo Pinto Unit	R R Ash et ux	Humble Oil & Refining Company	61	32	2/17/1941

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-1” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,427.51 acres, more or less and further limited to only the unitized formation

Coke	Bronte Palo Pinto Unit	R E Hickman et ux	Humble Oil & Refining Company	61	39	2/17/1941

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-1” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,427.51 acres, more or less and further limited to only the unitized formation

Coke	Bronte Palo Pinto Unit	O L Johnson	Humble Oil & Refining Company	61	46	2/17/1941

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-1” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,427.51 acres, more or less and further limited to only the unitized formation

Coke	Bronte Palo Pinto Unit	Olive M Keeney et al	Humble Oil & Refining Company	61	48	2/17/1941

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-1” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,427.51 acres, more or less and further limited to only the unitized formation

Coke	Bronte Palo Pinto Unit	L T Youngblood et ux	Humble Oil & Refining Company	61	53	2/17/1941

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-1” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,427.51 acres, more or less and further limited to only the unitized formation

Coke	Bronte Palo Pinto Unit	Ama L Hearrell et al	Humble Oil & Refining Company	61	35	2/21/1941

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-1” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,427.51 acres, more or less and further limited to only the unitized formation

Coke	Bronte Palo Pinto Unit	James L Brunson et ux	Humble Oil & Refining Company	61	208	3/10/1941

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-1” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,427.51 acres, more or less and further limited to only the unitized formation

Coke	Bronte Palo Pinto Unit	James L Brunson et ux	O B Price	64	265	6/1/1944

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-1” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,427.51 acres, more or less and further limited to only the unitized formation

Coke	Bronte Palo Pinto Unit	D K Glenn et ux	O B Price	64	258	6/26/1944

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-1” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,427.51 acres, more or less and further limited to only the unitized formation

Coke	Bronte Palo Pinto Unit	D F Percifull et ux	Chas J Wohlford	64	526	7/7/1944

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-1” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,427.51 acres, more or less and further limited to only the unitized formation

Coke	Bronte Palo Pinto Unit	O R Mcqueen et ux	G M Mcgarr	69	153	11/22/1946

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-1” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,427.51 acres, more or less and further limited to only the unitized formation

Coke	Bronte Palo Pinto Unit	E C Rawlings, et ux Ma Rawlings	G M Mcgarr	70	20	11/22/1946

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-1” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,427.51 acres, more or less and further limited to only the unitized formation

Coke	Bronte Palo Pinto Unit	J L Keeney et ux	G M Mcgarr	69	159	11/25/1946

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-1” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,427.51 acres, more or less and further limited to only the unitized formation

Coke	Bronte Palo Pinto Unit	R E Hickman et ux	G M Mcgarr	70	13	12/10/1946

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-1” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,427.51 acres, more or less and further limited to only the unitized formation

Coke	Bronte Palo Pinto Unit	Robert Forman et ux	Placid Oil Company	69	257	2/27/1947

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-1” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,427.51 acres, more or less and further limited to only the unitized formation

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Coke	Bronte Palo Pinto Unit	Coke County	Humble Oil & Refining Company	85	597	11/21/1949

Insofar and only insofar as said leases cover the depths and lands designated as the Bronte Cambrian Unit more particularly described in Exhibit “A-1” to that certain Unitization Agreement dated 09/22/1955 and recorded in Coke County Public Records Vol 116, Pg 441, said lands consisting of 20 tracts of land covering a total of 2,427.51 acres, more or less and further limited to only the unitized formation

Coke	Brunson, J.L. “B”	James L Brunson et ux	Humble Oil & Refining Company	61	208	3/10/1941

Insofar and only insofar as these leases cover the 119.78 acres, more or less, out of the C&M Ry Co Survye, A-62, and N. Eastland Survey, A-135, and being the same lands more particularly described as follows: BEGINNING at a point in the n orthwest line of said Survey 5, also being in the southeast line of the L. J. Good Survey 6 at a point S30°52’W, l, 900. 0 feet from the northeast corner o f said Survey 6; thence S31°02’W with the northwest line of Survey 5, 1,513.1 feet to a point for corner; thence S59°15’E, 5,332.0 feet to a point for corner on the southeast line of Survey 331 in the northwest line of the N. Eastland Survey 330; thence N30°40’E, 497.2 feet to a point for corner; thence N59°19’W, 2,793.7 feet to a point for corner in the northwest line of Survey 331 and the southeast line of Survey 5; thence N30°41’E, 1,014.7 feet to a point for corner in the southeast line of Survey 5; thence N59°2O’W, 2,522. 8 feet to the place of beginning, containing 119.78 acres SAVE AND EXCEPT those Unitized Depths certainly held by production and being more particularly described in that certain Bronte Unit Agreement recorded in Volume 116, Page 441 of the Coke County Deed Records

Coke	Brunson, J.L. “C”	James L Brunson et ux	O B Price	64	265	6/1/1944

Insofar and only insofar as these leases cover the 212.2 acres, more or less, located in the N. Eastland Survey No. 331, A-134, Coke County, Texas, being more particularly described as follows: BEGINNING at a point in the northwest line of said Section 331, said point being S30°41’W, 3, 301. 3 feet to a point for corner in the northwest line of Survey 331, also being in the southeast line of the C&M RR Co. Survey 5; thence S59°19’E, 2,793. 7 feet to a point for corner in the southeast line of said Survey 331, also being in the northwest line of Survey 330; thence N30°40’E, 3,310.5 feet to a point for corner in the southeast line of Survey 331; thence N59°30’W, 2,793.1 feet to the place of beginning, containing 212. 00 acres SAVE AND EXCEPT those Unitized Depths certainly held by production and being more particularly described in that certain Bronte Unit Agreement recorded in Volume 116, Page 441 of the Coke County Deed Records

Coke	E.C. Rawlings	E C Rawlings, et ux Ma Rawlings	G M Mcgarr	70	20	11/22/1946

Insofar and only insofar as these leases cover the NW/4 of Section 453, Block 1-A, H&TC Ry. Co. Survey, A-388, Coke County, Texas SAVE AND EXCEPT those Unitized Depths certainly held by production and being more particularly described in that certain Bronte Unit Agreement recorded in Volume 116, Page 441 of the Coke County Deed Records

Coke	Hickman, R.E.	R E Hickman et ux	Humble Oil & Refining Company	61	39	2/17/1941

Insofar and only insofar as these leases cover the 411 acres, more or less, located in Sections 453, Block 1A, H&TC Ry Co Survey and Survey No. 5, C&M Ry Co Sy, Coke County, Texas, being more particularly described as Tracts 5, 8, 12, 35, 38, 42, 65, 68, 72, 100, 105, and 124 in that certain Bronte Unit Agreement recorded in Volume  116, Page 441 of the Coke County Deed Records SAVE AND EXCEPT those Unitized Depths certainly held by production and being more particularly described in that certain Bronte Unit Agreement recorded in Volume 116, Page 441 of the Coke County Deed Records

Coke	O.M. Keeney	Olive M Keeney et al	Humble Oil & Refining Company	61	48	2/17/1941

Insofar and only insofar as these leases cover the portion of Section 453, H&TC RR Co. Survey Block 1-A, Coke County, Texas, being more fully described as follows : BEGINNING at a point in the south line of Section 453, said point being S89°12’E, 2,722. 3 feet from the southwest corner of said Section 453; thence S89°12’E, 630.5 feet to a point where the east line of the C&M RR Co. Survey 5 intersects the south line of Section 453, a point for corner; thence N30°18’E with the west line of said Section 5, 2,751. 3 feet to a point for corner; thence N60°22’E, 606.3 feet to a point for corner in the northwest line of said Sec tion 5; thence N89°12’W, 2,506. 7 feet to a point for corner thence S°48’W, 2,703. 5 feet to the place of beginning, containing 87.72 acres SAVE AND EXCEPT those Unitized Depths certainly held by production and being more particularly described in that certain Bronte Unit Agreement recorded in Volume 116, Page 441 of the Coke County Deed Records

Crane	6 Pounder	Galand, LLC	Blackbeard Resources, LLC	596	473	3/31/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	It’s All Grace Minerals, LLC	Blackbeard Resources, LLC	593	290	7/1/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Thomas Jeffrey Davis	Blackbeard Resources, LLC	593	340	7/1/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	John Barton Davis	Blackbeard Resources, LLC	593	332	7/1/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Barbara Diane Davis Tindell	Blackbeard Resources, LLC	593	266	7/1/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	James M. Davis Family Trust	Blackbeard Resources, LLC	593	326	7/1/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Thomas D. Davis Trust	Blackbeard Resources, LLC	593	292	7/1/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Gary Davis Campbell	Blackbeard Resources, LLC	593	268	7/1/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Karen Ann Elkins	Blackbeard Resources, LLC	593	270	7/1/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Stephen Mcknight Campbell	Blackbeard Resources, LLC	593	314	7/1/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Jennie Ann Putrino	Blackbeard Resources, LLC	593	306	7/1/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Ruthann Wenzell Gall	Blackbeard Resources, LLC	590	82	8/10/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Britton Cranfill Cook	Blackbeard Resources, LLC	591	226	8/10/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Jeanne Gary, Trustee for the Martha Golay Trust	Blackbeard Resources, LLC	590	86	8/10/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Joann C. Cook	Blackbeard Resources, LLC	590	78	8/10/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	H C Kaffie Minerals, LTD	Blackbeard Resources, LLC			8/13/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Harold Kaffie Minerals, LTD	Blackbeard Resources, LLC			8/13/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Mcknight Natural Resources, LTD	Blackbeard Resources, LLC	592	102	9/15/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Choctaw Energy Limited Partnership	Blackbeard Resources, LLC	594	792	9/23/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Abtt,LP	Blackbeard Resources, LLC	591	220	9/23/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Beth W. Meadows Family Partnership, LTD	Blackbeard Resources, LLC	591	378	9/23/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Mcgregor-Hurt, LP	Blackbeard Resources, LLC	591	368	9/23/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Terrie Lynn Hurt	Blackbeard Resources, LLC	591	374	9/23/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Mary Elizabeth Dorsey	Blackbeard Resources, LLC	591	376	9/23/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Jenny Dorsey Johnson	Blackbeard Resources, LLC	591	370	9/23/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Peggy Sure Dorsey	Blackbeard Resources, LLC	591	372	9/23/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Dorothy Deakins Chandler	Blackbeard Resources, LLC	591	384	9/26/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Lillian D. Clarke	Blackbeard Resources, LLC	591	223	9/26/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Carolam, LLC	Blackbeard Resources, LLC	592	108	9/26/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Archbishop of New York	Blackbeard Resources, LLC	593	626	9/27/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Lasca, Inc.	Blackbeard Resources, LLC	593	635	9/27/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Kimberly Botts Anderson Revocable Trust	Blackbeard Resources, LLC	592	104	9/29/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Lakeview Christian Home of the Sw, Inc.	Blackbeard Resources, LLC	591	213	9/29/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Deborah Ann Milburn Exempt Gs- Trust	Blackbeard Resources, LLC	591	381	9/29/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Crane	6 Pounder	Kirk Henckels	Blackbeard Resources, LLC	591	216	10/1/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Joan Stephens	Blackbeard Resources, LLC	592	113	10/20/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Le-Land E.A. Chase Meadows	Blackbeard Resources, LLC	592	623	11/1/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Laura Newton Perkins	Blackbeard Resources, LLC	594	171	11/9/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Catherine Marie Mcknight Exempt Gs-Trust	Blackbeard Resources, LLC	592	634	11/11/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Barbara Bass Botts	Blackbeard Resources, LLC	593	632	12/12/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	El Campo Energy Partners, LLC	Blackbeard Resources, LLC	594	188	12/21/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Martha Elizabeth Bass Bauman	Blackbeard Resources, LLC	594	180	12/21/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Mary Edythe Bass Langdon	Blackbeard Resources, LLC	594	136	12/21/2016	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Rebecca Stupfel Exempt Gs-Trust	Blackbeard Resources, LLC	594	786	1/12/2017	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Esunas Enterprises, LTD	Blackbeard Resources, LLC	595	112	1/27/2017	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	William L. Evans Trust	Blackbeard Resources, LLC			3/6/2017	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Stephen E. Moore	Blackbeard Resources, LLC			3/9/2017	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Claudia Buford Moore	Blackbeard Resources, LLC			3/9/2017	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	John Christopher Merrit	Blackbeard Resources, LLC			4/11/2017	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Forrest Hilton Lacey	Blackbeard Resources, LLC			4/11/2017	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Gmf Partners, LTD	Blackbeard Resources, LLC			4/11/2017	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Mccamey Farm & Ranch, LTD	Blackbeard Resources, LLC			4/11/2017	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Mark Christopher Foster	Blackbeard Resources, LLC			10/11/2017	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Laurie Foster	Blackbeard Resources, LLC			10/11/2017	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Heather Leigh Foster Hall	Blackbeard Resources, LLC			10/11/2017	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Kimbrough Oil And Gas	Blackbeard Resources, LLC			10/16/2017	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Bobby H. Burns, President & Trustee of Mineral Trust “A”	Blackbeard Resources, LLC			11/8/2017	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Becky Burns Johnson Family, LP, Becky Burns Johnson As President	Blackbeard Resources, LLC			11/8/2017	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Btb Energy, LTD, Brad T. Burns, As President	Blackbeard Resources, LLC			11/8/2017	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Burns Investments, LP, Steven Burns As President And Trustee	Blackbeard Resources, LLC			11/8/2017	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Ruth Stuart Bell	Blackbeard Resources, LLC			2/21/2018	Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	6 Pounder	Wells Fargo	Blackbeard Resources, LLC				Section 4, Block B-21, PSL Survey, Crane County, Texas SAVE AND EXCEPT the SE/4NW/4 and SW/4NE/4
Crane	Aaker 73-1	William Lawrence Mccrary III, SSP	Shaw Interests Inc.	517	675	6/29/2010

North 170.4 acres out of the W/2; North 85.2 acres out of the South 170.4 acres of the W/2; and that certain 40.0-acre proration unit assigned to the Aaker 73 #1 well, all being located in Section 73, Block X-4, GC&SF Ry Co Sy, Crane County, Texas

Crane	Aaker 73-1	Lucille Reed Hortberg	Shaw Interests Inc.	525	665	2/21/2011

North 170.4 acres out of the W/2; North 85.2 acres out of the South 170.4 acres of the W/2; and that certain 40.0-acre proration unit assigned to the Aaker 73 #1 well, all being located in Section 73, Block X-4, GC&SF Ry Co Sy, Crane County, Texas

Crane	Aaker 73-1	Bobbie G. Hicks	Shaw Interests Inc.	525	9	2/21/2011

North 170.4 acres out of the W/2; North 85.2 acres out of the South 170.4 acres of the W/2; and that certain 40.0-acre proration unit assigned to the Aaker 73 #1 well, all being located in Section 73, Block X-4, GC&SF Ry Co Sy, Crane County, Texas

Crane	Aaker 73-1	Mary Ann Eliasson & Dorothy Dechadenedes As Personal Representatives of the Estate of Fay	Shaw Interests Inc.	525	673	2/21/2011

North 170.4 acres out of the W/2; North 85.2 acres out of the South 170.4 acres of the W/2; and that certain 40.0-acre proration unit assigned to the Aaker 73 #1 well, all being located in Section 73, Block X-4, GC&SF Ry Co Sy, Crane County, Texas

Crane	Aaker 73-1	Bonnie Martin Meredith, SSP	Shaw Interests Inc.	525	1	2/21/2011

North 170.4 acres out of the W/2; North 85.2 acres out of the South 170.4 acres of the W/2; and that certain 40.0-acre proration unit assigned to the Aaker 73 #1 well, all being located in Section 73, Block X-4, GC&SF Ry Co Sy, Crane County, Texas

Crane	Aaker 73-1	Michael D. Harper	Shaw Interests Inc.	525	667	2/22/2011

North 170.4 acres out of the W/2; North 85.2 acres out of the South 170.4 acres of the W/2; and that certain 40.0-acre proration unit assigned to the Aaker 73 #1 well, all being located in Section 73, Block X-4, GC&SF Ry Co Sy, Crane County, Texas

Crane	Aaker 73-1	Rebecca A. Rose	Shaw Interests Inc.	525	7	2/22/2011

North 170.4 acres out of the W/2; North 85.2 acres out of the South 170.4 acres of the W/2; and that certain 40.0-acre proration unit assigned to the Aaker 73 #1 well, all being located in Section 73, Block X-4, GC&SF Ry Co Sy, Crane County, Texas

Crane	Aaker 73-1	Bertie E. Humphrey	Shaw Interests Inc.	525	4	2/22/2011

North 170.4 acres out of the W/2; North 85.2 acres out of the South 170.4 acres of the W/2; and that certain 40.0-acre proration unit assigned to the Aaker 73 #1 well, all being located in Section 73, Block X-4, GC&SF Ry Co Sy, Crane County, Texas

Crane	Aaker 73-1	David G. Harper	Shaw Interests Inc.	527	690	5/17/2011

North 170.4 acres out of the W/2; North 85.2 acres out of the South 170.4 acres of the W/2; and that certain 40.0-acre proration unit assigned to the Aaker 73 #1 well, all being located in Section 73, Block X-4, GC&SF Ry Co Sy, Crane County, Texas

Crane	Aaker 73-1	Robert W. Harper	Shaw Interests Inc.	527	126	5/17/2011

North 170.4 acres out of the W/2; North 85.2 acres out of the South 170.4 acres of the W/2; and that certain 40.0-acre proration unit assigned to the Aaker 73 #1 well, all being located in Section 73, Block X-4, GC&SF Ry Co Sy, Crane County, Texas

Crane	Aaker 73-1	Jan L. Harper Frick	Shaw Interests Inc.	527	681	5/20/2011

North 170.4 acres out of the W/2; North 85.2 acres out of the South 170.4 acres of the W/2; and that certain 40.0-acre proration unit assigned to the Aaker 73 #1 well, all being located in Section 73, Block X-4, GC&SF Ry Co Sy, Crane County, Texas

Crane	Aaker 73-1	Occidental Permian LTD A Texas Limited Partnership	Nearburg Exploration Company	527	284	5/25/2011

North 170.4 acres out of the W/2; North 85.2 acres out of the South 170.4 acres of the W/2; and that certain 40.0-acre proration unit assigned to the Aaker 73 #1 well, all being located in Section 73, Block X-4, GC&SF Ry Co Sy, Crane County, Texas

Crane	Aaker 73-1	Fred W. Shield & Company, A Texas General Partnership	Shaw Interests Inc.	528	138	5/31/2011

North 170.4 acres out of the W/2; North 85.2 acres out of the South 170.4 acres of the W/2; and that certain 40.0-acre proration unit assigned to the Aaker 73 #1 well, all being located in Section 73, Block X-4, GC&SF Ry Co Sy, Crane County, Texas

Crane	Aaker 73-1	Mdj Minerals Llp	Nearburg Exploration Company LLC	529	567	8/1/2011

North 170.4 acres out of the W/2; North 85.2 acres out of the South 170.4 acres of the W/2; and that certain 40.0-acre proration unit assigned to the Aaker 73 #1 well, all being located in Section 73, Block X-4, GC&SF Ry Co Sy, Crane County, Texas

Crane	Aaker 73-1	Conocophillips Company	Nearburg Exploration Company LLC	528	512	8/1/2011

North 170.4 acres out of the W/2; North 85.2 acres out of the South 170.4 acres of the W/2; and that certain 40.0-acre proration unit assigned to the Aaker 73 #1 well, all being located in Section 73, Block X-4, GC&SF Ry Co Sy, Crane County, Texas

Crane	Aaker 73-1	E. Don Poage Aka Don Poage	Nearburg Exploration Company LLC	530	622	10/11/2011

North 170.4 acres out of the W/2; North 85.2 acres out of the South 170.4 acres of the W/2; and that certain 40.0-acre proration unit assigned to the Aaker 73 #1 well, all being located in Section 73, Block X-4, GC&SF Ry Co Sy, Crane County, Texas

Crane	Aaker 73-1	Jill Chapman Aka Jill Poage	Nearburg Exploration Company	530	619	10/11/2011

North 170.4 acres out of the W/2; North 85.2 acres out of the South 170.4 acres of the W/2; and that certain 40.0-acre proration unit assigned to the Aaker 73 #1 well, all being located in Section 73, Block X-4, GC&SF Ry Co Sy, Crane County, Texas

Crane	Aaker 74-2	James G. White Jr.	Shaw Interests Inc.	517	321	6/2/2010

North part of the NW/4, being 85 acres more or less; South 240 acres out of the W/2; and that certain 40 acre proration unit assigned to the Aaker 74 #2 well, all being in Section 74, Block X, CCSD & RGNG Ry Co. Sy, Crane County, Texas

Crane	Aaker 74-2	The William K. Warren Foundation	Shaw Interests Inc.	520	83	6/2/2010

North part of the NW/4, being 85 acres more or less; South 240 acres out of the W/2; and that certain 40 acre proration unit assigned to the Aaker 74 #2 well, all being in Section 74, Block X, CCSD & RGNG Ry Co. Sy, Crane County, Texas

Crane	Aaker 74-2	Sharon L. White	Shaw Interests Inc.	517	323	6/22/2010

North part of the NW/4, being 85 acres more or less; South 240 acres out of the W/2; and that certain 40 acre proration unit assigned to the Aaker 74 #2 well, all being in Section 74, Block X, CCSD & RGNG Ry Co. Sy, Crane County, Texas

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Crane	Aaker 74-2	Karen Keith White Lehman	Shaw Interests Inc.	517	325	6/22/2010

North part of the NW/4, being 85 acres more or less; South 240 acres out of the W/2; and that certain 40 acre proration unit assigned to the Aaker 74 #2 well, all being in Section 74, Block X, CCSD & RGNG Ry Co. Sy, Crane County, Texas

Crane	Aaker 74-2	Cynthia White Hughes Aka Cindy S. Hughes	Shaw Interests Inc.	517	642	6/22/2010

North part of the NW/4, being 85 acres more or less; South 240 acres out of the W/2; and that certain 40 acre proration unit assigned to the Aaker 74 #2 well, all being in Section 74, Block X, CCSD & RGNG Ry Co. Sy, Crane County, Texas

Crane	Aaker 74-2	Susan White	Shaw Interests Inc.	517	644	6/22/2010

North part of the NW/4, being 85 acres more or less; South 240 acres out of the W/2; and that certain 40 acre proration unit assigned to the Aaker 74 #2 well, all being in Section 74, Block X, CCSD & RGNG Ry Co. Sy, Crane County, Texas

Crane	Aaker 74-2	Audrey Phyllis White Hennessee Aka Phyllis White Hennessee, Individually & As AIF for Margaret M	Shaw Interests Inc.	517	646	6/22/2010

North part of the NW/4, being 85 acres more or less; South 240 acres out of the W/2; and that certain 40 acre proration unit assigned to the Aaker 74 #2 well, all being in Section 74, Block X, CCSD & RGNG Ry Co. Sy, Crane County, Texas

Crane	Aaker 74-2	Jax Charles Poteet, SSP	Shaw Interests Inc.	524	117	1/28/2011

North part of the NW/4, being 85 acres more or less; South 240 acres out of the W/2; and that certain 40 acre proration unit assigned to the Aaker 74 #2 well, all being in Section 74, Block X, CCSD & RGNG Ry Co. Sy, Crane County, Texas

Crane	Aaker 74-2	Charles H. Poteet Jr., SSP	Shaw Interests Inc.	525	22	1/28/2011

North part of the NW/4, being 85 acres more or less; South 240 acres out of the W/2; and that certain 40 acre proration unit assigned to the Aaker 74 #2 well, all being in Section 74, Block X, CCSD & RGNG Ry Co. Sy, Crane County, Texas

Crane	Aaker 74-2	Marcie Brooke Howell, SSP	Shaw Interests Inc.	524	106	1/31/2011

North part of the NW/4, being 85 acres more or less; South 240 acres out of the W/2; and that certain 40 acre proration unit assigned to the Aaker 74 #2 well, all being in Section 74, Block X, CCSD & RGNG Ry Co. Sy, Crane County, Texas

Crane	Aaker 74-2	Jon Marc Howell, SSP	Shaw Interests Inc.	524	108	1/31/2011

North part of the NW/4, being 85 acres more or less; South 240 acres out of the W/2; and that certain 40 acre proration unit assigned to the Aaker 74 #2 well, all being in Section 74, Block X, CCSD & RGNG Ry Co. Sy, Crane County, Texas

Crane	Aaker 74-2	Steven Paul Chase Trustee of the Chase Family Trust	Shaw Interests Inc.	524	115	2/3/2011

North part of the NW/4, being 85 acres more or less; South 240 acres out of the W/2; and that certain 40 acre proration unit assigned to the Aaker 74 #2 well, all being in Section 74, Block X, CCSD & RGNG Ry Co. Sy, Crane County, Texas

Crane	Aaker 74-2	Kyle L. Stallings	Shaw Interests Inc.	524	93	2/7/2011

North part of the NW/4, being 85 acres more or less; South 240 acres out of the W/2; and that certain 40 acre proration unit assigned to the Aaker 74 #2 well, all being in Section 74, Block X, CCSD & RGNG Ry Co. Sy, Crane County, Texas

Crane	Aaker 74-2	Joe Gieb III	Shaw Interests Inc.	524	98	2/7/2011

North part of the NW/4, being 85 acres more or less; South 240 acres out of the W/2; and that certain 40 acre proration unit assigned to the Aaker 74 #2 well, all being in Section 74, Block X, CCSD & RGNG Ry Co. Sy, Crane County, Texas

Crane	Aaker 74-2	Sandra Kerr As Trustee of the Kerr Trust Mbto	Shaw Interests Inc.	525	670	2/7/2011

North part of the NW/4, being 85 acres more or less; South 240 acres out of the W/2; and that certain 40 acre proration unit assigned to the Aaker 74 #2 well, all being in Section 74, Block X, CCSD & RGNG Ry Co. Sy, Crane County, Texas

Crane	Aaker 74-2	Sara Alexander Gieb	Shaw Interests Inc.	526	355	2/7/2011

North part of the NW/4, being 85 acres more or less; South 240 acres out of the W/2; and that certain 40 acre proration unit assigned to the Aaker 74 #2 well, all being in Section 74, Block X, CCSD & RGNG Ry Co. Sy, Crane County, Texas

Crane	Aaker 74-2	The State of Texas M 112401	Shaw Interests Inc.	526	267	4/5/2011

North part of the NW/4, being 85 acres more or less; South 240 acres out of the W/2; and that certain 40 acre proration unit assigned to the Aaker 74 #2 well, all being in Section 74, Block X, CCSD & RGNG Ry Co. Sy, Crane County, Texas

Crane	Aaker 74-2	Josephine Ann Poteet Gonzalez	Shaw Interests Inc.	527	124	4/27/2011

North part of the NW/4, being 85 acres more or less; South 240 acres out of the W/2; and that certain 40 acre proration unit assigned to the Aaker 74 #2 well, all being in Section 74, Block X, CCSD & RGNG Ry Co. Sy, Crane County, Texas

Crane	Aaker 74-2	Gary J. Lamb	Nearburg Exploration Company LLC	528	523	7/12/2011

North part of the NW/4, being 85 acres more or less; South 240 acres out of the W/2; and that certain 40 acre proration unit assigned to the Aaker 74 #2 well, all being in Section 74, Block X, CCSD & RGNG Ry Co. Sy, Crane County, Texas

Crane	Aaker 74-2	Jon M Morgan Whose Marital Status Has Not Changed Since His Acquiring This Property	Nearburg Exploration Company LLC	528	526	7/12/2011

North part of the NW/4, being 85 acres more or less; South 240 acres out of the W/2; and that certain 40 acre proration unit assigned to the Aaker 74 #2 well, all being in Section 74, Block X, CCSD & RGNG Ry Co. Sy, Crane County, Texas

Crane	Aaker 74-2	Jack Ward Benson	Shaw Interests Inc.	528	762	7/14/2011

North part of the NW/4, being 85 acres more or less; South 240 acres out of the W/2; and that certain 40 acre proration unit assigned to the Aaker 74 #2 well, all being in Section 74, Block X, CCSD & RGNG Ry Co. Sy, Crane County, Texas

Crane	Aaker 74-2	Areecia Wynne Ward	Shaw Interests Inc.	532	421	10/19/2011

North part of the NW/4, being 85 acres more or less; South 240 acres out of the W/2; and that certain 40 acre proration unit assigned to the Aaker 74 #2 well, all being in Section 74, Block X, CCSD & RGNG Ry Co. Sy, Crane County, Texas

Crane	Aaker 75	Mdj Minerals Llp	Shaw Interests Inc.	517	29	6/15/2010	All of Section 75, Block X-4, GC&SF Ry. Co. Survey, Crane County, Texas
Crane	Aaker 75	Fred W. Shield & Company, A Texas General Partnership	Shaw Interests Inc.	517	784	6/23/2010	All of Section 75, Block X-4, GC&SF Ry. Co. Survey, Crane County, Texas
Crane	Aaker 75	Lucille Reed Hortberg	Shaw Interests Inc.	523	363	1/4/2011	All of Section 75, Block X-4, GC&SF Ry. Co. Survey, Crane County, Texas
Crane	Aaker 75	Bobbie G. Hicks	Shaw Interests Inc.	523	371	1/4/2011	All of Section 75, Block X-4, GC&SF Ry. Co. Survey, Crane County, Texas
Crane	Aaker 75	Bertie E. Humphrey	Shaw Interests Inc.	523	365	1/4/2011	All of Section 75, Block X-4, GC&SF Ry. Co. Survey, Crane County, Texas
Crane	Aaker 75	Rebecca A. Rose	Shaw Interests Inc.	523	369	1/4/2011	All of Section 75, Block X-4, GC&SF Ry. Co. Survey, Crane County, Texas
Crane	Aaker 75	Michael D. Harper, SSP	Shaw Interests Inc.	524	119	1/4/2011	All of Section 75, Block X-4, GC&SF Ry. Co. Survey, Crane County, Texas
Crane	Aaker 75	Bonnie Martin Meredith, SSP	Shaw Interests Inc.	523	111	1/4/2011	All of Section 75, Block X-4, GC&SF Ry. Co. Survey, Crane County, Texas
Crane	Aaker 75	Occidental Permian LTD A Texas Limited Partnership	Nearburg Exploration Company, LLC	526	658	1/6/2011	All of Section 75, Block X-4, GC&SF Ry. Co. Survey, Crane County, Texas
Crane	Aaker 75	Mary Ann Eliasson & Dorothy Dechadenedes As Personal Representatives of the Estate of Fay	Shaw Interests Inc.	524	112	1/11/2011	All of Section 75, Block X-4, GC&SF Ry. Co. Survey, Crane County, Texas
Crane	Aaker 75	David G. Harper	Shaw Interests Inc.	524	121	1/11/2011	All of Section 75, Block X-4, GC&SF Ry. Co. Survey, Crane County, Texas
Crane	Aaker 75	Cononophillips Company	Nearburg Exploration Company, LLC	526	647	3/1/2011	All of Section 75, Block X-4, GC&SF Ry. Co. Survey, Crane County, Texas
Crane	Aaker 75	Robert W. Harper	Shaw Interests Inc.	525	678	3/2/2011	All of Section 75, Block X-4, GC&SF Ry. Co. Survey, Crane County, Texas
Crane	Aaker 75	Jan L. Harper Frick	Shaw Interests Inc.	527	681	5/20/2011	All of Section 75, Block X-4, GC&SF Ry. Co. Survey, Crane County, Texas
Crane	Barataria Bay	James M. Davis Family Trust	Blackbeard Resources, LLC	593	324	7/1/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Gary Davis Campbell	Blackbeard Resources, LLC	593	304	7/1/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Karen Ann Elkins	Blackbeard Resources, LLC	593	282	7/1/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Stephen Mcknight Campbell	Blackbeard Resources, LLC	593	318	7/1/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Jennie Ann Putrino	Blackbeard Resources, LLC	593	310	7/1/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Its All Grace Minerals	Blackbeard Resources, LLC	593	278	7/1/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	John Barton Davis	Blackbeard Resources, LLC	593	336	7/1/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Thomas Jeffrey Davis	Blackbeard Resources, LLC	593	344	7/1/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Barbara Diane Davis Tindell	Blackbeard Resources, LLC	593	274	7/1/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Tom D. Davis Trust	Blackbeard Resources, LLC	593	298	7/1/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Abtt,LP	Blackbeard Resources, LLC	589	312	7/13/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Rebecca Lucille Stupfel Exempt Gs-Trust	Blackbeard Resources, LLC	589	302	7/13/2016	Section 11, Block B-17, PSL Survey, Crane County, TX

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Crane	Barataria Bay	Deborah Ann Milburn Exempt Gs-Trust	Blackbeard Resources, LLC	589	305	7/26/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Beth W. Meadows Family Partnership	Blackbeard Resources, LLC	589	322	7/31/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Mcknight Natural Resources, LTD	Blackbeard Resources, LLC	590	64	8/15/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	James M. Davis Family Trust	Blackbeard Resources, LLC	593	322	8/15/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Gary Davis Campbell	Blackbeard Resources, LLC	593	272	8/15/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Karen Ann Elkins	Blackbeard Resources, LLC	593	286	8/15/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Stephen Mcknight Campbell	Blackbeard Resources, LLC	593	316	8/15/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Jennie Ann Putrino	Blackbeard Resources, LLC	593	308	8/15/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Its All Grace Minerals	Blackbeard Resources, LLC	593	300	8/15/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	John Barton Davis	Blackbeard Resources, LLC	593	334	8/15/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Thomas Jeffrey Davis	Blackbeard Resources, LLC	593	342	8/15/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Barbara Diane Davis Tindell	Blackbeard Resources, LLC	593	280	8/15/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Tom D. Davis Trust	Blackbeard Resources, LLC	593	296	8/15/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Lakeview Christian Home of the Southwest	Blackbeard Resources, LLC	590	66	8/26/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Terri Lynn Hurt	Blackbeard Resources, LLC	591	364	9/23/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Jenny Dorsey Johnson	Blackbeard Resources, LLC	591	360	9/23/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Mary Elizabeth Dorsey	Blackbeard Resources, LLC	591	366	9/23/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Peggy Sue Dorsey	Blackbeard Resources, LLC	591	362	9/23/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Mcgregor-Hurt, L.P.	Blackbeard Resources, LLC	591	358	9/23/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Le-Land E.A. Chase Meadows	Blackbeard Resources, LLC	592	627	11/1/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Barataria Bay	Catherine Marie Mcknight Exempt Gs-Trust	Blackbeard Resources, LLC	592	634	11/11/2016	Section 11, Block B-17, PSL Survey, Crane County, TX
Crane	Black Bart	Jb Tubb	Stanolind Oil And Gas Company	40	167	9/13/1944	W/2NE/4 of Section 18, Block B-20, PSL Survey, Crane County, Texas
Crane	Cowden 47	James H Cowden, Jax M. Cowden, III, Thomas B. Cowden, Frank Van Court, Dudley Van Court	Stratex LP	451	12	8/15/2003

SW/4NW/4 from the surface to 6,316’;  NW/4NW/4 from the surface to 6,248’; NW/4SW/4 from the surface to 6,223’, all being in Section 47, Block X, CCSD & RGNG Ry Co Survey, containing 120.0 acres, more or less

Crane	Cowden 47	James H Cowden, Jax M. Cowden, III, Thomas B. Cowden, Frank Van Court, Dudley Van Court	Stratex LP	451	14	8/15/2003

SW/4NW/4 from the surface to 6,316’;  NW/4NW/4 from the surface to 6,248’; NW/4SW/4 from the surface to 6,223’, all being in Section 47, Block X, CCSD & RGNG Ry Co Survey, containing 120.0 acres, more or less

Crane	Cowden 48	Hjcm Holdings LTD, Jax Poteet, Charles H. Poteet, Jr., And Josephine Ann Poteet Gonzalez	Stratex LP	461	727	9/20/2004

W/2NE/4SE/4 and E/2NW/4SE/4 from the surface to 6,282’; SW/4NE/4 from the surface to 6,221, all being in Section 48, Block X, CCSD & RGNG Ry Co Survey, Crane County, Texas, containing 80 acres more or less

Crane	Cowden, Jax M	Jax M. Cowden And Wife, Josephine Cowden	Humble Oil & Refining Company	27	391	11/29/1935

Insofar and only insofar as these leases cover the SW/4SW/4 of Section 47, Bock X, CCSD & RGNG Ry Co Survey, Crane County, Texas, and further limited to the depths from surface to the base of the Wolfcamp formation

Crane	Dawson 78; DPV 78; PV 78	Berylgene Dawson Prather	David L. Sleeper	311	540	1/25/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Toliver H. Dawson, Individually & As Independent Executor of Estate of Mary Arnetta	David L. Sleeper	311	543	1/25/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Rena Don Dye	David L. Sleeper	311	548	1/25/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Alta Dawson Mcbee	David L. Sleeper	311	551	1/25/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Marvin Trent	David L. Sleeper	311	554	1/25/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Lonnie Vaughn Trent	David L. Sleeper	311	557	1/25/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Paul A. Dawson	David L. Sleeper	311	560	1/25/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Bille Ruth Hill Coleman	David L. Sleeper	311	563	1/25/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Maynard Earl Hill	David L. Sleeper	311	566	1/25/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Kenneth Roy Hill	David L. Sleeper	311	569	1/25/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Orieon Smith Rasmussen	David L. Sleeper	311	572	1/25/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Hollis Enoch Smith	David L. Sleeper	311	575	1/25/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Thelma Olene Smith Mcbee	David L. Sleeper	311	578	1/25/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Enid Hill Tidwell	David L. Sleeper	311	581	1/25/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	H C (Jack) Hill, SSP	David L. Sleeper	311	584	1/25/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	T L Hill	David L. Sleeper	311	587	1/25/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Garland Hill	Dora Hill Perkins	311	590	1/25/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Dora Hill Perkins	David L. Sleeper	311	593	1/25/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Wanda Hill Anderson	David L. Sleeper	311	596	1/25/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Toliver H. Dawson Individually And As Independent Executor of the Estate of Mary Arnetta Dawson, Deceased	Robert L. Noah	314	575	9/22/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Rena Don Dye Dealing In Hes Sole And Separate Property	Robert L. Noah	314	577	9/22/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Alta Dawson Mcbee, SSP	Robert L. Noah	314	579	9/22/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Paul A. Dawson, SSP	Robert L. Noah	314	585	9/22/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Maynard Earl Hill, SSP	Robert L. Noah	314	587	9/22/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Kenneth Roy Hill, SSP	Robert L. Noah	314	589	9/22/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Bille Ruth Hill Coleman, SSP	Robert L. Noah	314	591	9/22/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Hollis Enoch Smith, SSP	Robert L. Noah	314	595	9/22/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Crane	Dawson 78; DPV 78; PV 78	Orieon S. Rasmussen, SSP	Robert L. Noah	314	597	9/22/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	H C (Jack) Hill, SSP	Robert L. Noah	314	599	9/22/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	T L Hill Dealing In His Sole And Separte Property	Robert L. Noah	314	601	9/22/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Garland Hill, SSP	Robert L. Noah	314	603	9/22/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Enid Hill Tidwell, SSP	Robert L. Noah	314	605	9/22/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Dora Hill Perkins, SSP	Robert L. Noah	314	607	9/22/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Wanda Hill Anderson, SSP	Robert L. Noah	314	609	9/22/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Millard P. Mcbee, Independent Executor of the Estate of Thelma Olene Smith Mcbee, Deceased	Robert L. Noah	314	593	10/6/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Berylgene Dawson Prather A Widow	Robert L. Noah	314	573	10/10/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Marvin Trent, SSP	Robert L. Noah	314	581	10/10/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Lonnie Vaughn Trent	Robert L. Noah	314	583	10/10/1988	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Lonnie Vaughn Trent, SSP	Shaw Interests Inc.	502	27	10/28/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Marvin Trent, SSP	Shaw Interests Inc.	502	30	10/28/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Maynard Earl Hill, SSP	Shaw Interests Inc.	503	10	10/28/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Terry Randall Mcbee, SSP	Shaw Interests Inc.	503	16	10/28/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Gayla Mcbee Kernan, SSP	Shaw Interests Inc.	503	37	10/28/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	George G. Vaught Jr.	Shaw Interests Inc.	502	24	10/29/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Paul L Mccullis	Shaw Interests Inc.	503	596	10/29/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Cecil C Ginn, SSP	Shaw Interests Inc.	502	18	10/30/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Garland Terry Hill, SSP	Shaw Interests Inc.	503	7	10/30/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Paul A. Dawson, SSP	Shaw Interests Inc.	503	171	10/30/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	William Jinks Coleman & Billie Ruth Coleman Trustees of the Wj&Br Coleman Revocable	Shaw Interests Inc.	503	177	10/30/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Mary Arlene D. Burk, SSP	Shaw Interests Inc.	503	183	10/30/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Mcdonell Dye, SSP	Shaw Interests Inc.	503	186	10/30/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Enid Burness Hill Tidwell, SSP	Shaw Interests Inc.	503	31	11/3/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Alta Dora Perkins	Shaw Interests Inc.	503	286	11/4/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Ellen Lela Yates Gaston, SSP	Shaw Interests Inc.	503	34	11/5/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	T L Hill Aka Tol Logan Hill, SSP	Shaw Interests Inc.	503	174	11/5/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Beryl Lucinda Randall, SSP	Shaw Interests Inc.	503	180	11/5/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Toddie Jaine Davis Beazley, SSP	Shaw Interests Inc.	503	189	11/5/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Joshua James Campbell Dean, SSP	Shaw Interests Inc.	504	228	11/5/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Gilbert D. Prather, SSP	Shaw Interests Inc.	503	19	11/6/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Cass Wilber Prather, SSP	Shaw Interests Inc.	503	28	11/6/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Bradley James Caskey, SSP	Shaw Interests Inc.	504	225	11/6/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Myrna Rice	Shaw Interests Inc.	503	1	11/10/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Karla Jo Day, SSP	Shaw Interests Inc.	503	25	11/13/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Rayford Dell Rasmussen, SSP	Shaw Interests Inc.	503	770	11/13/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Wanda Hill Anderson, SSP	Shaw Interests Inc.	503	13	11/14/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Jaylea Smith, SSP	Shaw Interests Inc.	503	4	11/17/2008	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Lloyd Gilbert Dean III, SSP	Shaw Interests Inc.	505	664	3/12/2009	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Cindy Caskey Darby, SSP	Shaw Interests Inc.	507	508	6/8/2009	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Gerald Hill Executor of the Estate of the H C Hill Deceased	Shaw Interests Inc.	512	9	11/30/2009	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Dorothy Ellis Dawson, SSP	Shaw Interests Inc.	511	679	12/4/2009	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Lucinda Jaine Dean Saxon, SSP	Shaw Interests Inc.	514	161	1/26/2010	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Stratford Investments LTD	Nearburg Exploration Company Ll	538	67	6/7/2012	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Lloyd Gilbert Dean	Boaz Energy II, LLC	610	25	3/1/2018	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Joshua James Campbell Dean	Boaz Energy II, LLC	610	29	3/1/2018	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson 78; DPV 78; PV 78	Lucinda Jaine Dean Saxon, SSP	Boaz Energy II, LLC	610	33	3/1/2018	All of Section 78, Block X-4, CCSD & RGNG RR Co Survey, Crane County, Texas
Crane	Dawson Exxon 77	G H Cowden et al	Humble Oil & Refining Company	27	409	11/29/1935	That certain 40.0 acre proration unit assigned to the Dawson-Exxon 77 #1 well out of the SE/4 of Section 77, Block X, CCSD & RGNG RR Co Survey, Crane County, Texas, from the surface down to 5,690’
Crane	Landlubber	Mary Lou Holbrook	T Verne Dwyer	527	818	7/11/2011	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Kimberly Anderson	T Verne Dwyer	528	477	7/19/2011	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Dorothy Deakins Chandler	T Verne Dwyer	529	98	7/26/2011	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Lillian D Clarke	T Verne Dwyer	529	96	7/26/2011	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	The Summerlee Foundation	T Verne Dwyer	529	105	8/2/2011	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	William Levans Family Trust	T Verne Dwyer	529	103	8/3/2011	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Kirk Henckels	T Verne Dwyer	530	254	8/3/2011	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	The Summerfield G Roberts Found Trust	T Verne Dwyer	529	734	8/29/2011	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Frederick William Botts II	T Verne Dwyer	534	271	9/1/2011	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Raney Mcnamara Naughton	Vista Verde Energy LLC	529	607	9/27/2011	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Crane	Landlubber	Martha Click	T Verne Dwyer	533	705	11/1/2011	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Jenny R Davis Dorsey	Devon Energy Production Company, LP	548	625	11/15/2012	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Barbara Golding Kimbrough	Mcdonald Land Services	549	688	2/12/2013	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Joan Stephens	T Verne Dwyer	549	497	3/8/2013	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Thomas D Perkins	T Verne Dwyer	549	586	3/8/2013	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Candace Leffler	T Verne Dwyer	549	488	3/27/2013	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Beverly Chavez	T Verne Dwyer	549	584	3/27/2013	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Albert Leffler	T Verne Dwyer	556	673	3/27/2013	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Douglas Leffler	T Verne Dwyer	550	405	3/27/2013	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	J Russell Davis	T Verne Dwyer	551	84	4/30/2013	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Virginia Ann Dick	T Verne Dwyer	552	300	5/25/2013	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Gavin Charles Vanderhider	T Verne Dwyer	553	173	6/1/2013	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Craig Alexander Leonard	T Verne Dwyer	554	622	6/1/2013	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Zachary James Leonard	T Verne Dwyer	554	199	6/1/2013	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Savannah Elizabeth Leonard	T Verne Dwyer	554	201	6/1/2013	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	A William Hamill	T Verne Dwyer	556	257	7/27/2013	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Evan Alexander Perkins	T Verne Dwyer	560	269	12/1/2013	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Franklin T Perkins IIII	T Verne Dwyer	560	267	12/1/2013	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Christian Mathew Perkins	T Verne Dwyer	560	271	12/1/2013	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Esunas Enterprises LTD	T Verne Dwyer	560	508	12/19/2013	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	June Ned Johnson	T Verne Dwyer	563	657	2/21/2014	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Jeanne Gary, Trustee for the Martha Mai Golay Trust Dated 7-1-1983	Blackbeard Resources, LLC	587	130	5/1/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Ruthann Wenzel Gall	Blackbeard Resources, LLC	587	141	5/1/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	8Rition Cranfill Cook	Blackbeard Resources, LLC	586	593	5/1/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Chad Owen Cranfill	Blackbeard Resources, LLC	1079	739	5/1/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Joann Ccook	Blackbeard Resources, LLC	586	597	5/1/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Choctaw Energy Limited Partnership	Blackbeard Resources, LLC	586	495	5/16/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Carolam LLC	Blackbeard Resources, LLC	586	590	5/24/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Dorothy Deakins Chandler	Blackbeard Resources, LLC	587	138	5/26/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Lillian D Clarke	Blackbeard Resources, LLC	587	127	5/26/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Nm&T Resources	Blackbeard Resources, LLC	587	135	6/1/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Jack Armstrong	Blackbeard Resources, LLC	586	491	6/1/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Abtt, L.P.	Blackbeard Resources, LLC	588	567	7/1/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Le-Land E.A. Chase Meadows	Blackbeard Resources, LLC	588	570	7/1/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Rebecca Lucille Stupfel Exempt Gs-Trust	Blackbeard Resources, LLC	588	548	7/1/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	James M. Davis Family Trust	Blackbeard Resources, LLC	593	328	7/1/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Gary Davis Campbell	Blackbeard Resources, LLC	593	276	7/1/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Karen Ann Elkins	Blackbeard Resources, LLC	593	284	7/1/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Stephen Mcknight Campbell	Blackbeard Resources, LLC	593	320	7/1/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Jennie Ann Putrino	Blackbeard Resources, LLC	593	312	7/1/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Thomas D. Davis Trust	Blackbeard Resources, LLC	593	294	7/1/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	It’s All Grace Minerals, LLC	Blackbeard Resources, LLC	593	288	7/1/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Thomas Jeffrey Davis	Blackbeard Resources, LLC	593	338	7/1/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	John Barton Davis	Blackbeard Resources, LLC	593	330	7/1/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Barbara Diane Davis Tindell	Blackbeard Resources, LLC	593	302	7/1/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Devon Energy Production Company, LP	Blackbeard Resources, LLC	589	328	7/20/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Chad Owen Cranfill Trust U/W/O Norine Cranfill Dated 06/02/2009	Blackbeard Resources, LLC	588	750	7/22/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Deborah Ann Milburn Exempt Gs-Trust	Blackbeard Resources, LLC	590	72	7/26/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Beth W. Meadows Family Partnership, LTD.	Blackbeard Resources, LLC	589	325	7/31/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Mcknight Natural Resources, LTD	Blackbeard Resources, LLC	590	62	8/15/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Lakeview Christian Home of the Southwest, Inc.	Blackbeard Resources, LLC	590	69	8/26/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Barbara Botts	Blackbeard Resources, LLC	589	309	9/1/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Mcgregor-Hurt, LP	Blackbeard Resources, LLC	591	354	9/23/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Terrie Lynn Hurt	Blackbeard Resources, LLC	591	352	9/23/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Jennie R. Davis Dorsey	Blackbeard Resources, LLC	591	356	9/23/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Catherine Marie Mcknight Excempt Gs-Trust	Blackbeard Resources, LLC	592	634	11/11/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Mary Langdon	Blackbeard Resources, LLC	594	140	12/21/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Martha Bauman	Blackbeard Resources, LLC	594	184	12/21/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	El Campo Energy	Blackbeard Resources, LLC	594	192	12/21/2016	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Landlubber	Galand, LLC	Blackbeard Resources, LLC	596	470	3/31/2017	Section 26, Block B-17, A-1107, PSL Survey, Crane County, Texas
Crane	Peak Victor 12; Bayview 12	Wilbure Dawson et al	Gulf Oil Corporation	40	252	11/28/1944	The S/2 of Section 12, Block 6, H&TC Ry Co Sy, Crane County, TX, with the common boundary line between Section 1 and Section 12 of said block and survey, to be the north boundary line of Section 12
Crane	Peak Victor 2	George G. Vaught Jr.	Shaw Interests Inc.	506	581	4/24/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Paul L. Mccullis	Shaw Interests Inc.	507	417	4/24/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Maynard Earl Hill, SSP	Shaw Interests Inc.	507	505	6/8/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Crane	Peak Victor 2	Lonnie Vaughn Trent	Shaw Interests Inc.	511	715	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Gayla Mcbee Kernan	Shaw Interests Inc.	512	11	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Terry Randall Mcbee	Shaw Interests Inc.	511	717	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Jaylea Smith	Shaw Interests Inc.	511	713	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	David Loyd Mcbee	Shaw Interests Inc.	511	724	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Beryl Lucinda Randall	Shaw Interests Inc.	511	681	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Ellen Lela Yates Gaston	Shaw Interests Inc.	512	42	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Tol Logan Hill	Shaw Interests Inc.	511	711	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Garland Terry Hill	Shaw Interests Inc.	511	709	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Cecil C. Ginn	Shaw Interests Inc.	512	61	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Alta Dora Perkins	Shaw Interests Inc.	511	727	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Rayford Dell Rasmussen	Shaw Interests Inc.	512	557	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Marvin Trent	Shaw Interests Inc.	512	2	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Karla Jo Day	Shaw Interests Inc.	512	69	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Myrna Mcbee Rice	Shaw Interests Inc.	511	731	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Bradley James Caskey	Shaw Interests Inc.	512	396	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Paul A. Dawson	Shaw Interests Inc.	512	16	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Rena Mcdonell Dye	Shaw Interests Inc.	512	400	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Cass Wilber Prather	Shaw Interests Inc.	512	398	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Mary Arlene D. Burk	Shaw Interests Inc.	512	40	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Wanda Hill Anderson	Shaw Interests Inc.	511	704	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Joshua James Campbell Dean	Shaw Interests Inc.	512	66	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Lloyd Gilbert Dean III	Shaw Interests Inc.	512	44	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Cindy Caskey Darby	Shaw Interests Inc.	511	707	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Toddie Jaine Davis Beazley	Shaw Interests Inc.	512	14	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Billie Ruth Coleman Trustee of the W.J. & B.R. Coleman Rev Trust Dtd 9/9/03	Shaw Interests Inc.	512	19	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Gilbert D. Prather	Shaw Interests Inc.	511	729	11/17/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Gerald Hill Executor of the Estate of the H C Hill Deceased	Shaw Interests Inc.	512	9	11/30/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Enid Burness Hill Tidwell	Shaw Interests Inc.	511	689	12/1/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Dorothy Ellis Dawson, SSP	Shaw Interests Inc.	511	679	12/4/2009	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Lucinda Jaine Dean Saxon, SSP	Shaw Interests Inc.	514	161	1/26/2010	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Joshua James Campbell Dean	Boaz Energy II, LLC	610	29	3/1/2018	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Lucinda Jaine Dean Saxon, SSP	Boaz Energy II, LLC	610	33	3/1/2018	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 2	Lloyd Gilbert Dean	Boaz Energy II, LLC	610	25	3/1/2018	All of Section 2, Abstract 510, Certificate No. 892, TM Ry Co Sy, Crane County, Texas
Crane	Peak Victor 3	Margaret Louise Douglass Trustee of the Margaret Louise Douglass 1985 Revocable Trust	Shaw Interests Inc.	507	83	5/7/2009	All of Section 3, GC&SF RR Co Sy, Abstract 56, Crane County, Texas
Crane	Peak Victor 3	Janette Douglass Hawkins, SSP	Shaw Interests Inc.	507	80	5/7/2009	All of Section 3, GC&SF RR Co Sy, Abstract 56, Crane County, Texas
Crane	Peak Victor 3	Dianne Dougless Renkes, SSP	Shaw Interests Inc.	507	420	5/7/2009	All of Section 3, GC&SF RR Co Sy, Abstract 56, Crane County, Texas
Crane	Peak Victor 3	Lorraine R. Douglass, SSP	Shaw Interests Inc.	507	413	5/7/2009	All of Section 3, GC&SF RR Co Sy, Abstract 56, Crane County, Texas
Crane	Peak Victor 3	Marjorie Darr Individually And As Trustee of the Trust Created Under the LWT of George C. Darr	Shaw Interests Inc.	511	434	11/5/2009	All of Section 3, GC&SF RR Co Sy, Abstract 56, Crane County, Texas
Crane	Peak Victor 3	Ann F. Graham	Shaw Interests Inc.	512	402	11/17/2009	All of Section 3, GC&SF RR Co Sy, Abstract 56, Crane County, Texas
Crane	Peak Victor 3	Cara Sims	Shaw Interests Inc.	511	722	11/17/2009	All of Section 3, GC&SF RR Co Sy, Abstract 56, Crane County, Texas
Crane	Peak Victor 3	John R. Hughey, SSP	Shaw Interests Inc.	513	26	1/18/2010	All of Section 3, GC&SF RR Co Sy, Abstract 56, Crane County, Texas
Crane	Peak Victor 3	Ann Hughey Sackett, SSP	Shaw Interests Inc.	513	24	1/18/2010	All of Section 3, GC&SF RR Co Sy, Abstract 56, Crane County, Texas
Crane	Peak Victor 3	Ama Ford Darr Rogan	Shaw Interests Inc.	513	278	1/18/2010	All of Section 3, GC&SF RR Co Sy, Abstract 56, Crane County, Texas
Crane	Peak Victor 3	Margaret Marion Darr	Shaw Interests Inc.	515	106	1/18/2010	All of Section 3, GC&SF RR Co Sy, Abstract 56, Crane County, Texas
Crane	Peak Victor 3	John Michael Sims Rogan	Shaw Interests Inc.	515	395	1/18/2010	All of Section 3, GC&SF RR Co Sy, Abstract 56, Crane County, Texas
Crane	Peak Victor 3	Alcena Madeline Davis Rogan	Shaw Interests Inc.	519	62	6/11/2010	All of Section 3, GC&SF RR Co Sy, Abstract 56, Crane County, Texas
Crane	Peak Victor 3	Davis Moody Emerson Rogan	Shaw Interests Inc.	517	694	6/11/2010	All of Section 3, GC&SF RR Co Sy, Abstract 56, Crane County, Texas
Crane	Peak Victor 5 & 7 Undeveloped	Alcena Madeline Davis Rogan	Shaw Interests Inc.	519	62	6/11/2010	All of Section 5, Certificate No. 4846, GC&SF RR Co Sy, Crane County, TX and the South 83.062 acres of Section 7, Certificate No. 4846, GC&SF RR Co Sy, Crane County, TX
Crane	Peak Victor 5 & 7 Undeveloped	Davis Moody Emerson Rogan	Shaw Interests Inc.	517	694	6/11/2010	All of Section 5, Certificate No. 4846, GC&SF RR Co Sy, Crane County, TX and the South 83.062 acres of Section 7, Certificate No. 4846, GC&SF RR Co Sy, Crane County, TX
Crane	Peak Victor 77 1, 2 & 3	G H Cowden et al	Humble Oil & Refining Company	27	409	11/29/1935

That certain 40.0 acre proration unit assigned to the Peak Victor 77 #1 well from the surface to 5,631’
That certain 40.0 acre proration unit assigned to the Peak Victor 77 #2 well from 5,430’ to 5,667’
That certain 40.0 acre proration unit assigned to the Peak Victor 77 #3 well from 5,430’ to 5,646’
all in Section 77, Block X, CCSD & RGNG Ry Co. Survey, Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	Judith Koenig Wrucke	Burnett Oil Company	548	461	3/6/2013

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	Palmer Koenig Trust, Lowell Wrucke, Individually And As Trustee	Burnett Oil Company	548	459	3/6/2013

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	Claude Graves III	Burnett Oil Company	556	14	8/5/2013

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	Gayla S. Graves	Burnett Oil Company	556	13	8/5/2013

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	Graves Estate Trust, Claude Graves, III And Gayla S. Graves, Co-TTEE	Burnett Oil Company	556	11	8/5/2013

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Crane	Rocking Horse-Jean Lafitte	John Maher III	Burnett Oil Company	556	16	8/5/2013

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	Patrick Maher	Burnett Oil Company	556	15	8/5/2013

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	Black Stone Minerals Company, L.P. & Matagorda B1, L.P.	Blackbeard Resources, LLC	574	285	3/5/2015

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	Louisa Pabst Young	Blackbeard Resources, LLC	574	123	3/5/2015

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	Mary A. Pabst Desco Nance	Blackbeard Resources, LLC	574	288	3/5/2015

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	Rachel Pabst Tarrance	Blackbeard Resources, LLC	574	118	3/5/2015

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	Alvin C. Hope, Jr.	Blackbeard Resources, LLC	573	558	3/9/2015

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	The Charles F. Doornbos Recovable Trust UTA Dated August 1, 1990	Blackbeard Resources, LLC	575	730	4/20/2015

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	Georgia Anne Stieren & Michael Andrew Stieren	Blackbeard Resources, LLC	588	551	4/30/2016

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	Jennifer Louise Stieren	Blackbeard Resources, LLC	588	746	6/21/2016

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	Louisa Pabst Young	Blackbeard Resources, LLC	588	559	6/24/2016

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	Mary A. Pabst Desco Nance	Blackbeard Resources, LLC	588	563	6/24/2016

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	Rachel Pabst Tarrance	Blackbeard Resources, LLC	588	555	6/24/2016

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	Texas Biomedical Research Institute	Blackbeard Resources, LLC	589	318	7/27/2016

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	Xto Energy Inc., Isaacs Family Limited Liability Partnership & Quail Creek Royalty, LLC	Blackbeard Resources, LLC	590	49	8/1/2016

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	The Charles F. Doornbos Recovable Trust UTA Dated August 1, 1990	Blackbeard Resources, LLC	591	197	8/15/2016

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	The Charles F. Doornbos Recovable Trust UTA Dated August 1, 1990	Blackbeard Resources, LLC	591	201	8/15/2016

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	The Charles F. Doornbos Recovable Trust UTA Dated August 1, 1990	Blackbeard Resources, LLC	591	205	8/15/2016

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	The Charles F. Doornbos Recovable Trust UTA Dated August 1, 1990	Blackbeard Resources, LLC	591	209	8/15/2016

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	E G Energy, LLC	Blackbeard Resources, LLC	592	636	8/24/2016

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	First Financial Trust & Asset Management Company, N.A., Independent Executor of the Estate of Alvin C. Hope, Jr.	Blackbeard Resources, LLC	593	641	10/18/2016

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	Hope Holdings, LLC	Blackbeard Resources, LLC	597	144	1/11/2017

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Rocking Horse-Jean Lafitte	Hope Holdings, LLC	Blackbeard Resources, LLC	594	149	1/11/2017

SE/4 of Section 12, Block 8-20; PSL Survey; S/2 of Section 11, Block 8-20; PSL Survey, SW/4 & E/2 of Section 19, Block 8-20, PSL Survey; Section 20, Block B-20, PSL Survey, N/2 of Section 22, Block B-20, PSL Survey, all being in Crane County, Texas

Crane	Yellow Jacket	El Campo Energy Partners	Blackbeard Resources, LLC			10/26/2017	W/2 of Section 8, Block B-21, PSL Survey, Crane County, TX
Crane	Yellow Jacket	Martha Bauman	Blackbeard Resources, LLC			10/26/2017	W/2 of Section 8, Block B-21, PSL Survey, Crane County, TX
Crane	Yellow Jacket	Mary Langdon	Blackbeard Resources, LLC			10/26/2017	W/2 of Section 8, Block B-21, PSL Survey, Crane County, TX
Crane	Yellow Jacket	Kimberly B. Anderson Trust	Blackbeard Resources, LLC			10/26/2017	W/2 of Section 8, Block B-21, PSL Survey, Crane County, TX
Crane	Yellow Jacket	Dorothy Deakins Chandler	Blackbeard Resources, LLC			11/6/2017	W/2 of Section 8, Block B-21, PSL Survey, Crane County, TX
Crane	Yellow Jacket	Lillian D. Clarke Rev. Trust	Blackbeard Resources, LLC			11/6/2017	W/2 of Section 8, Block B-21, PSL Survey, Crane County, TX
Crane	Yellow Jacket	Summerfield G. Roberts Foundation	Blackbeard Resources, LLC			11/7/2017	W/2 of Section 8, Block B-21, PSL Survey, Crane County, TX
Crane	Yellow Jacket	Kirk Henckels	Blackbeard Resources, LLC			11/22/2017	W/2 of Section 8, Block B-21, PSL Survey, Crane County, TX
Crane	Yellow Jacket	William L. Evans Family Trust	Blackbeard Resources, LLC			11/22/2017	W/2 of Section 8, Block B-21, PSL Survey, Crane County, TX
Crane	Yellow Jacket	Archbishopric of New York	Blackbeard Resources, LLC			12/7/2017	W/2 of Section 8, Block B-21, PSL Survey, Crane County, TX
Crane	Yellow Jacket	Lasca, Inc.	Blackbeard Resources, LLC			12/7/2017	W/2 of Section 8, Block B-21, PSL Survey, Crane County, TX
Crane	Yellow Jacket	Galand, LLC	Blackbeard Resources, LLC			3/26/2018	W/2 of Section 8, Block B-21, PSL Survey, Crane County, TX
Ector	Cowden, R.B.	R B Cowden et ux	Humble Oil & Refining Company	47	438	2/23/1937

The E/2SW/4 and S/2SE/4 of Section 3, Block 45, T-1-N, T&P Ry Co Sy, Ector County, Texas
Limited to those depths from the surface to the base of the 5600-foot zone (Upper Clearfork) as shown at 5,802’ on the P.G.A.C. Radiation Log on Humble #5 R.B. Cowden dated September 13, 1957

Ector	Cowden, R.B.	Limpia Royalties, Trust Estate of Tulsa Oklahoma	Humble Oil & Refining Company	47	445	3/29/1937

The E/2SW/4 and S/2SE/4 of Section 3, Block 45, T-1-N, T&P Ry Co Sy, Ector County, Texas
Limited to those depths from the surface to the base of the 5600-foot zone (Upper Clearfork) as shown at 5,802’ on the P.G.A.C. Radiation Log on Humble #5 R.B. Cowden dated September 13, 1957

Ector	North Goldsmith Gas Unit No 1	Limpia Royalties, Trust Estate of Tulsa Oklahoma	W B Simpson And Guy Cowden	46	365	8/17/1936

80.125 acres, more or less, being the N/2NE/4 of Section 11, Block 45, T-2-N, T&P RR. Co. Survey, Abstract No. 821, Ector County, Texas, only as to the Grayburg and San Andres Formations as same are encountered between 4000’ and 4361’ below the surface as shown on Lane Wells Radio Activity Log dated December 21, 1948, on the Humble No. 5 R. B. Cowden “E” Well located in Section 12, Block 45, T-2-N, T &P (M&J’s NGGU #1)

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Ector	North Goldsmith Gas Unit No 1	R B Cowden et ux Barbara Faye Cowden	W B Simpson And Guy Cowden	46	363	8/17/1936

80.125 acres, more or less, being the N/2NE/4 of Section 11, Block 45, T-2-N, T&P RR. Co. Survey, Abstract No. 821, Ector County, Texas, only as to the Grayburg and San Andres Formations as same are encountered between 4000’ and 4361’ below the surface as shown on Lane Wells Radio Activity Log dated December 21, 1948, on the Humble No. 5 R. B. Cowden “E” Well located in Section 12, Block 45, T-2-N, T &P (M&J’s NGGU #1)

Ector	North Goldsmith Gas Unit No 2	R B Cowden et ux Barbara Faye Cowden	Humble Oil And Refining Company	47	436	2/23/1937	The S/2 of Section 1, Block 45, Township 1 North, T&P RR Co Survey, Abstract No. 1340, Ector County, Texas, , being 327.65 acres more or less
Ector	North Goldsmith Gas Unit No 2	Limpia Royalties, Trust Estate of Tulsa Oklahoma	Humble Oil & Refining Company	47	445	3/29/1937	The S/2 of Section 1, Block 45, Township 1 North, T&P RR Co Survey, Abstract No. 1340, Ector County, Texas, , being 327.65 acres more or less
Ector	North Goldsmith Gas Unit No 2	Limpia Royalties, Trust Estate of Tulsa Oklahoma	Humble Oil And Refining Company	105	373	10/15/1946	The S/2 of Section 1, Block 45, Township 1 North, T&P RR Co Survey, Abstract No. 1340, Ector County, Texas, , being 327.65 acres more or less
Ector	North Goldsmith Gas Unit No 2	R B Cowden et ux Barbara Faye Cowden	Humble Oil And Refining Company	102	297	10/15/1946	The S/2 of Section 1, Block 45, Township 1 North, T&P RR Co Survey, Abstract No. 1340, Ector County, Texas, , being 327.65 acres more or less
Glasscock	BHP	Marjorie Squires et vir	Bte Energy LLC	155	586	10/28/2010	NE/4 of Section 38, Block 33, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	BHP	Michael R Niklasch And Jeanne H Niklasch, Trustees of the Niklasch Living Trust	Bte Energy, LLC	162	28	12/22/2010	NE/4 of Section 38, Block 33, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	CSM	Maxine S. Coleman, Ind. And As Executrix of the Est. of Carl Coleman, Dec.	Trilogy Operating Inc	138	845	4/13/2009	South 25 acres of Section 9; North 150 acres of Section 10, all being in Block 32, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	Dunn Mf	Mary Frances Phillips Dunn	Trilogy Operating Inc	130	648	12/4/2008	South 79 acres of the North 404 acres of Section 10, Block 32, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	EDB	E.D.B., LTD., A Tx Limited Partnership, Whose General Partner Is Glasscock Properties, LLC	Lyle D. Cannon	130	848	4/16/2009	SE/4 of Section 28, Block 33, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	HBS	Melissa Beth Schafer Jordan	Trilogy Operating Inc	223	236	8/9/2012	All of Section 40, Block 33, T-2-S T&P Ry. Co. Survey, Glasscock County, Texas SAVE AND EXCEPT the NW/4NW/4
Glasscock	HBS	William Ralph Schafer, Jr.	Trilogy Operating Inc	223	247	8/9/2012	All of Section 40, Block 33, T-2-S T&P Ry. Co. Survey, Glasscock County, Texas SAVE AND EXCEPT the NW/4NW/4
Glasscock	HBS	Hugh Bryan Schafer And Norvella Ann Schafer	Trilogy Operating Inc	223	258	8/9/2012	All of Section 40, Block 33, T-2-S T&P Ry. Co. Survey, Glasscock County, Texas SAVE AND EXCEPT the NW/4NW/4
Glasscock	HBS	Hugh Bryan Schafer And Norvella Ann Schafer, And Ratified By Mary Beth Schafer Jordan	Trilogy Operating Inc			8/15/2014	All of Section 40, Block 33, T-2-S T&P Ry. Co. Survey, Glasscock County, Texas SAVE AND EXCEPT the NW/4NW/4
Glasscock	HBS	Wr Shafer, Jr.	Trilogy Operating Inc			8/15/2014	All of Section 40, Block 33, T-2-S T&P Ry. Co. Survey, Glasscock County, Texas SAVE AND EXCEPT the NW/4NW/4
Glasscock	HBS	Jerry Schafer	Trilogy Operating Inc			8/15/2014	All of Section 40, Block 33, T-2-S T&P Ry. Co. Survey, Glasscock County, Texas SAVE AND EXCEPT the NW/4NW/4
Glasscock	HBS 39	Hugh Bryan Schafer And Norvella Ann Schafer	Trilogy Operating Inc	223	281	6/1/2013	NW/4SW/4 & S/2SW/4 of Section 39, Block 33, T-2-S T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	JBL	John T. Ferguson, Trustee of the M.L. Phillips Trust	Trilogy Operating Inc	139	177	9/16/2009	All of the N/2 and SE/4 of Section 25, Block 33, T2S, T&P Ry. Co. Survey, Glasscock County, TX
Glasscock	JBL	Joy Luan Abernathy And Marshall Abernathy, Jr., Jointly As Co-Trustees of the Billy J. Louder Revocable Trust, And Joy Luan Abernathy, Individually	Trilogy Operating Inc	139	184	9/16/2009	All of the N/2 and SE/4 of Section 25, Block 33, T2S, T&P Ry. Co. Survey, Glasscock County, TX
Glasscock	JBL	Rosalyn Louder Hart	Trilogy Operating Inc	139	199	10/1/2009	All of the N/2 and SE/4 of Section 25, Block 33, T2S, T&P Ry. Co. Survey, Glasscock County, TX
Glasscock	JBL	Linda Cunningham Vigness	Trilogy Operating Inc	139	207	11/6/2009	All of the N/2 and SE/4 of Section 25, Block 33, T2S, T&P Ry. Co. Survey, Glasscock County, TX
Glasscock	JBL	Cheryl Gay Collins	Trilogy Operating Inc	139	195	11/18/2009	All of the N/2 and SE/4 of Section 25, Block 33, T2S, T&P Ry. Co. Survey, Glasscock County, TX
Glasscock	JBL	Lesa Renee Neese	Trilogy Operating Inc	139	201	11/18/2009	All of the N/2 and SE/4 of Section 25, Block 33, T2S, T&P Ry. Co. Survey, Glasscock County, TX
Glasscock	JBL	Stanley Phillip Louder	Trilogy Operating Inc	139	203	11/18/2009	All of the N/2 and SE/4 of Section 25, Block 33, T2S, T&P Ry. Co. Survey, Glasscock County, TX
Glasscock	JBL	James David Louder	Trilogy Operating Inc	139	205	11/18/2009	All of the N/2 and SE/4 of Section 25, Block 33, T2S, T&P Ry. Co. Survey, Glasscock County, TX
Glasscock	JBL	Susan A. Bowers	Trilogy Operating Inc	139	211	11/18/2009	All of the N/2 and SE/4 of Section 25, Block 33, T2S, T&P Ry. Co. Survey, Glasscock County, TX
Glasscock	JBL	Bruce Cunningham	Trilogy Operating Inc	139	215	11/18/2009	All of the N/2 and SE/4 of Section 25, Block 33, T2S, T&P Ry. Co. Survey, Glasscock County, TX
Glasscock	JBL	Susan Cunningham Morris	Trilogy Operating Inc	140	18	11/18/2009	All of the N/2 and SE/4 of Section 25, Block 33, T2S, T&P Ry. Co. Survey, Glasscock County, TX
Glasscock	JBL	Grace Chang Cunningham	Trilogy Operating Inc	140	22	11/18/2009	All of the N/2 and SE/4 of Section 25, Block 33, T2S, T&P Ry. Co. Survey, Glasscock County, TX
Glasscock	JBL	William Craig Burkett	Trilogy Operating Inc	140	26	11/18/2009	All of the N/2 and SE/4 of Section 25, Block 33, T2S, T&P Ry. Co. Survey, Glasscock County, TX
Glasscock	JBL	Teresa G. Carter	Trilogy Operating Inc	140	30	11/18/2009	All of the N/2 and SE/4 of Section 25, Block 33, T2S, T&P Ry. Co. Survey, Glasscock County, TX
Glasscock	JBL	William Paul Cunningham	Trilogy Operating Inc	202	332	10/6/2012	All of the N/2 and SE/4 of Section 25, Block 33, T2S, T&P Ry. Co. Survey, Glasscock County, TX
Glasscock	JJ Phillips	Mary Frances Phillips Dunn	Trilogy Operating Inc	130	627	9/29/2008	All of Section 36, Block 33, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	JJ Phillips	Don Leroy Rankin	Trilogy Operating Inc	130	639	10/9/2008	All of Section 36, Block 33, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	JJ Phillips	Forrest William Rankin	Trilogy Operating Inc	130	645	10/9/2008	All of Section 36, Block 33, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	JJ Phillips	Virgle L Cunningham, Jr.	Trilogy Operating Inc	130	630	10/13/2008	All of Section 36, Block 33, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	JJ Phillips	Douglas E. Cunningham	Trilogy Operating Inc	130	633	10/13/2008	All of Section 36, Block 33, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	JJ Phillips	Kenneth D. Cunningham	Trilogy Operating Inc	130	636	10/13/2008	All of Section 36, Block 33, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	JJ Phillips	Bobby Glen Rankin	Trilogy Operating Inc	130	642	10/13/2008	All of Section 36, Block 33, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	LDJ	Joy Luan Abernathy et al	Trilogy Operating Inc	143	835	2/4/2010	The North 175 acres of the South 200 acres of Section 9, Block 32, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	LDJ	Lesa Renee Neese	Trilogy Operating Inc	143	848	2/6/2010	The North 175 acres of the South 200 acres of Section 9, Block 32, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	LDJ	Lila K Mackey	Trilogy Operating Inc	143	851	2/6/2010	The North 175 acres of the South 200 acres of Section 9, Block 32, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	LDJ	Rosalyn Louder Hart	Trilogy Operating Inc	143	854	2/6/2010	The North 175 acres of the South 200 acres of Section 9, Block 32, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	LDJ	James David Louder	Trilogy Operating Inc	143	857	2/6/2010	The North 175 acres of the South 200 acres of Section 9, Block 32, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	LDJ	Raymond Phillips	Trilogy Operating Inc	143	832	2/6/2010	The North 175 acres of the South 200 acres of Section 9, Block 32, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	LDJ	Linda C Roberts	Trilogy Operating Inc	143	845	2/6/2010	The North 175 acres of the South 200 acres of Section 9, Block 32, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	MLP	John T. Ferguson, Trustee of the M.L. Phillips Trust	Trilogy Operating Inc	139	177	9/16/2009	SW/4 of Section 25, Block 33, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	MLP	Herd Partners, LTD	Trilogy Operating Inc	156	743	4/15/2010	SW/4 of Section 25, Block 33, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	MLP	Correction of Above Lease		207	407	4/15/2010	SW/4 of Section 25, Block 33, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	MLP	Conocophillips Company	Trilogy Operating Inc	234	140	7/1/2012	SW/4 of Section 25, Block 33, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	MLP	Waikiki Partners, L.P.	Trilogy Operating Inc			7/10/2012	SW/4 of Section 25, Block 33, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Glasscock	MLP	Fairway Oil & Gas Company	Trilogy Operating Inc	223	228	11/15/2012	SW/4 of Section 25, Block 33, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	PRC	Charles R. Phillips And Loyce J. Phillips, Trustees of the Charles R. Phillips And Loyce J. Phillips Revocable Living Trust	Trilogy Operating Inc	130	651	12/10/2008	South 175 acres of the North 325 acres of Section 10, Block 32, T2S, T&P Ry. Co. Survey, Glasscock County, Texas
Glasscock	Quahadi	Fredonia C Mcdowell Trust A et al	Trilogy Operating Inc	212	98 & 101	1/14/2013

625.215 acres of land, more or less, being all of Section 33, Block 33, Township 2 South, T&P Ry Co Sy, Glasscock County, Texas, SAVE AND EXCEPT a 14.785 acre tract of land out of said Section 33, more particularly described in that certain Right of Way Deed recorded in Volume 56, Page 254 of the Deed Records of Glasscock County, Texas

Glasscock	SFO	Hart Phillips And Mary L. Phillips	Rupert P. Ricker	25	219	11/6/1924	Section 26, Block 33, T-2-S, T&P Ry. Co. Survey, Glasscock County, Texas, containing 643.5 acres, more or less
Glasscock	TCG 27	Amendment of Ogl 130/436		117	663	4/30/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Richard Oliver Mcmurray	Lyle D. Cannon	117	660	4/30/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Nancey Gayle Love Lobb	Lyle D. Cannon	117	657	5/1/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Kathleen Grimes	Lyle D. Cannon	117	669	5/5/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Cleo Kaufmann	Lyle D. Cannon	117	666	5/5/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	C.E. Thomas, III	Lyle D. Cannon	117	672	5/5/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Jesse Louis Overton	Lyle D. Cannon	117	594	5/5/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Lorita Joyce Robinson Aka Lorita Overton Robinson, And Husband, Mac Robinson	Lyle D. Cannon	117	600	5/5/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Grace Lanell Evans Aka Lannell Overton Evans	Lyle D. Cannon	117	597	5/5/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Billye Mclaughlin	Trilogy Operating Inc	117	618	5/5/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Sheryl Cox	Trilogy Operating Inc	117	621	5/5/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Scott Mclaughlin	Trilogy Operating Inc	117	624	5/5/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Kae Mclaughlin	Trilogy Operating Inc	117	627	5/5/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Marianne Weidman	Trilogy Operating Inc	117	630	5/5/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Lee Merritt	Lyle D. Cannon	117	615	5/6/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Barbara A. Fannin	Lyle D. Cannon	117	639	5/6/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Barbara A. Fannin, Life Estate With Remainder To Jennie Beth Fannin, Barbara A. Fannin II, And Oliver W. Fannin, III	Lyle D. Cannon	117	643	5/6/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Bob M. Fannin	Lyle D. Cannon	117	636	5/6/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Bill B. Fannin, Jr., Individually And As Co-Trustees Uwo Ollie May Fannin, Dec, Fbo Dawn Fannin	Lyle D. Cannon	119	627	5/6/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Robert Alan Fannin, Individually And As Co-Trustees Uwo Ollie May Fannin, Dec, Fbo Dawn Fannin	Lyle D. Cannon	117	650	5/6/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Marian Ruth Sabia- Amended 130/421	Lyle D. Cannon	117	609	5/8/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Melissa Chapman, Vetern’s Guardian of Thomas J. Coffee, Veteran- Amended 130/423	Lyle D. Cannon	119	618	5/8/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	David Paul Coffee	Lyle D. Cannon	117	612	5/8/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	J’Nina Elaine Womble	Lyle D. Cannon	125	632	5/8/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Jennie Beth Fannin	K. Bryan Reeves	117	647	5/14/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Chiristine Chambers Brown	Lyle D. Cannon	117	603	5/15/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Lois Chambers Ditatush	Lyle D. Cannon	117	606	5/15/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Suzann Lupton	Lyle D. Cannon	117	654	6/2/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Ivan Garthwaite And Suzann Lupton, Co-Trustees of the Elloyse M. Garthwaite Remainder Trust	Lyle D. Cannon	119	624	6/2/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	White Star Energy, Inc	Lyle D. Cannon	117	633	6/12/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Wildwood Royalties, Inc	Lyle D. Cannon	119	603	6/12/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Pecos Bend Royalties, LP	Lyle D. Cannon	119	630	6/12/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Ruth Salisbury	Lyle D. Cannon	117	675	6/12/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Ruby Lee Thomas, A Widow, Indvidually And As Ind. Executrix of the Est. of Don E. Thomas, Dec.	Lyle D. Cannon	119	621	6/12/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Reba Jean Bailey	Lyle D. Cannon	119	600	6/12/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Donnie Jane Byrne	Lyle D. Cannon	119	606	6/12/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Mary Catherine Holley	Lyle D. Cannon	119	609	6/12/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	George T. Thomas, Jr.	Lyle D. Cannon	119	634	6/12/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Primitive Petroleum, Inc.	Lyle D. Cannon	119	612	6/12/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	John C. Mcduff, Agent And AIF for Peggy Mcduff	Lyle D. Cannon	125	626	6/12/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Larry K. Plunkett	Lyle D. Cannon	125	629	6/12/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Brenda T. Koelemay	Lyle D. Cannon	129	60	6/12/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Bob Phipps And Wife, Nayna P. Phipps	Lyle D. Cannon	119	615	6/16/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Joe Alexander And Wife, Carolyn S. Alexander	Lyle D. Cannon	125	635	6/16/2008	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Jdmi, LLC	Trilogy Operating Inc	131	13	1/1/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Jon S. Brown	Trilogy Operating Inc	131	291	1/1/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Glasscock	TCG 27	Spindletop Exploration Company, Inc.	Trilogy Operating Inc	131	17	1/1/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Jesse Louis Overton	Trilogy Operating Inc	130	438	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Grace Lanell Evans Aka Lannell Overton Evans	Trilogy Operating Inc	130	441	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Lorita Joyce Robinson Aka Lorita Overton Robinson, And Husband, Mac Robinson	Trilogy Operating Inc	130	444	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Chiristine Chambers Brown	Trilogy Operating Inc	130	448	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Lois Chambers Dilatush	Trilogy Operating Inc	130	451	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Barbara A. Fannin	Trilogy Operating Inc	130	454	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Barbara A. Fannin, Life Estate With Remainder To Jennie Beth Fannin, Barbara A. Fannin II, And Oliver W. Fannin, III	Trilogy Operating Inc	130	458	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Jennie Beth Fannin	Trilogy Operating Inc	130	462	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Bill B. Fannin, Jr., Individually And As Co-Trustees Uwo Ollie May Fannin, Dec, Fbo Dawn Fannin	Trilogy Operating Inc	130	465	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Robert Alan Fannin, Individually And As Co-Trustees Uwo Ollie May Fannin, Dec, Fbo Dawn Fannin	Trilogy Operating Inc	130	468	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Reba Jean Bailey	Trilogy Operating Inc	130	472	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Donnie Jane Byrne	Trilogy Operating Inc	130	475	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Mary Catherine Holley	Trilogy Operating Inc	130	478	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Cleo Kaufmann	Trilogy Operating Inc	130	481	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Kathleen Grimes	Trilogy Operating Inc	130	484	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	C.E. Thomas, III	Trilogy Operating Inc	130	487	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Larry K. Plunkett	Trilogy Operating Inc	130	490	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Ruth Salisbury	Trilogy Operating Inc	130	493	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Ruby Lee Thomas, A Widow, Indvidually And As Ind. Executrix of the Est. of Don E. Thomas, Dec.	Trilogy Operating Inc	130	496	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Billye Mclaughlin	Trilogy Operating Inc	130	499	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Sheryl Cox	Trilogy Operating Inc	130	502	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Scott Mclaughlin	Trilogy Operating Inc	130	505	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Marianne Weidman	Trilogy Operating Inc	130	508	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	John C. Mcduff, Agent And AIF for Peggy Mcduff	Trilogy Operating Inc	135	46	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Brenda T. Koelemay	Trilogy Operating Inc	135	49	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	White Star Energy, Inc	Trilogy Operating Inc	156	394	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Bob Phipps And Wife, Nayna P. Phipps	Trilogy Operating Inc	156	396	3/4/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Clifton E. Thomas	Lyle D. Cannon	129	57	3/12/2009	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Wildwood Royalties, Inc	Trilogy Operating Inc	156	400	11/11/2010	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Pecos Bend Royalties, LP	Trilogy Operating Inc	156	402	11/11/2010	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Primitive Petroleum, Inc.	Trilogy Operating Inc	156	405	11/11/2010	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 27	Joe Alexander And Wife, Carolyn S. Alexander	Trilogy Operating Inc	156	407	11/11/2010	Section 27, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Amendment of Ogl 130/436		117	663	4/30/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Richard Oliver Mcmurray	Lyle D. Cannon	117	660	4/30/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Nancey Gayle Love Lobb	Lyle D. Cannon	117	657	5/1/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Kathleen Grimes	Lyle D. Cannon	117	669	5/5/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Cleo Kaufmann	Lyle D. Cannon	117	666	5/5/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	C.E. Thomas, III	Lyle D. Cannon	117	672	5/5/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Jesse Louis Overton	Lyle D. Cannon	117	594	5/5/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Lorita Joyce Robinson Aka Lorita Overton Robinson, And Husband, Mac Robinson	Lyle D. Cannon	117	600	5/5/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Grace Lanell Evans Aka Lannell Overton Evans	Lyle D. Cannon	117	597	5/5/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Lee Merritt	Lyle D. Cannon	117	615	5/6/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Barbara A. Fannin	Lyle D. Cannon	117	639	5/6/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Barbara A. Fannin, Life Estate With Remainder To Jennie Beth Fannin, Barbara A. Fannin II, And Oliver W. Fannin, III	Lyle D. Cannon	117	643	5/6/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Bob M. Fannin	Lyle D. Cannon	117	636	5/6/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Bill B. Fannin, Jr., Individually And As Co-Trustees Uwo Ollie May Fannin, Dec, Fbo Dawn Fannin	Lyle D. Cannon	119	627	5/6/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Robert Alan Fannin, Individually And As Co-Trustees Uwo Ollie May Fannin, Dec, Fbo Dawn Fannin	Lyle D. Cannon	117	650	5/6/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Marian Ruth Sabia- Amended 130/421	Lyle D. Cannon	117	609	5/8/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Glasscock	TCG 34	Melissa Chapman, Vetern’s Guardian of Thomas J. Coffee, Veteran- Amended 130/423	Lyle D. Cannon	119	618	5/8/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	David Paul Coffee	Lyle D. Cannon	117	612	5/8/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	J’Nina Elaine Womble	Lyle D. Cannon	125	632	5/8/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Jennie Beth Fannin	K. Bryan Reeves	117	647	5/14/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Chiristine Chambers Brown	Lyle D. Cannon	117	603	5/15/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Lois Chambers Ditatush	Lyle D. Cannon	117	606	5/15/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Suzann Lupton	Lyle D. Cannon	117	654	6/2/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Ivan Garthwaite And Suzann Lupton, Co-Trustees of the Elloyse M. Garthwaite Remainder Trust	Lyle D. Cannon	119	624	6/2/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	White Star Energy, Inc	Lyle D. Cannon	117	633	6/12/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Wildwood Royalties, Inc	Lyle D. Cannon	119	603	6/12/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Pecos Bend Royalties, LP	Lyle D. Cannon	119	630	6/12/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Ruth Salisbury	Lyle D. Cannon	117	675	6/12/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Ruby Lee Thomas, A Widow, Indvidually And As Ind. Executrix of the Est. of Don E. Thomas, Dec.	Lyle D. Cannon	119	621	6/12/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Reba Jean Bailey	Lyle D. Cannon	119	600	6/12/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Donnie Jane Byrne	Lyle D. Cannon	119	606	6/12/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Mary Catherine Holley	Lyle D. Cannon	119	609	6/12/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	George T. Thomas, Jr.	Lyle D. Cannon	119	634	6/12/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Primitive Petroleum, Inc.	Lyle D. Cannon	119	612	6/12/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	John C. Mcduff, Agent And AIF for Peggy Mcduff	Lyle D. Cannon	125	626	6/12/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Larry K. Plunkett	Lyle D. Cannon	125	629	6/12/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Brenda T. Koelemay	Lyle D. Cannon	129	60	6/12/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Bob Phipps And Wife, Nayna P. Phipps	Lyle D. Cannon	119	615	6/16/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Joe Alexander And Wife, Carolyn S. Alexander	Lyle D. Cannon	125	635	6/16/2008	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Jdmi, LLC	Trilogy Operating Inc	131	13	1/1/2009	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Jon S. Brown	Trilogy Operating Inc	131	291	1/1/2009	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Spindletop Exploration Company, Inc.	Trilogy Operating Inc	131	17	1/1/2009	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Clifton E. Thomas	Lyle D. Cannon	129	57	3/12/2009	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Jerry John Schafer	K. Bryan Reeves	129	667	3/12/2009	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Melissa Beth Schafer Jordan	K. Bryan Reeves	129	673	3/12/2009	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	William R. Schafer, Jr.	K. Bryan Reeves	129	679	3/12/2009	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	TCG 34	Hugh Bryan Schafer	K. Bryan Reeves	129	685	3/12/2009	Section 34, Block 33, T-2-S, T&P Ry Co Survey, Glasscock County, TX
Glasscock	VE Phillips	Charles R Phillips et al	Trilogy Operating Inc	130	623	12/18/2008	North 200 acres of the South 400 acres of Section 9, Block 32, Township 2 South, T&P Ry Co Sy, Glasscock County, Texas
Hockley	Bosworth Farm	Robert E Landreth	Menemsha Ventures LLC	937	53	5/1/2012	All of Labors 7 & 14, League 722, State Capitol Land, Terry County, Texas, limited to the depths from the surface to 7300’
Hockley	Cochran	Phyllis Hughes	Robert E Landreth	586	594	3/23/1994	Labor 15, League 722, State Capitol Land Survey, Hockley County, Texas
Hockley	Cochran	James R Cochran And Wife, Woodrow S Cochran, Acting By AIF Victoria C Gilkerson	Robert E Landreth	660	16	11/8/1999	Labor 15, League 722, State Capitol Land Survey, Hockley County, Texas
Hockley	Cochran	Glenn Hughes	Robert E Landreth	652	687	12/22/1999	Labor 15, League 722, State Capitol Land Survey, Hockley County, Texas
Hockley	Cochran	Louis Tarleton Hughes	Robert E Landreth	652	689	12/22/1999	Labor 15, League 722, State Capitol Land Survey, Hockley County, Texas
Hockley	Cochran	Carol Beth Box	Robert E Landreth	652	691	12/22/1999	Labor 15, League 722, State Capitol Land Survey, Hockley County, Texas
Hockley	Cochran	Paula Hughes Aka Pauline Hughes	Robert E Landreth	652	693	12/22/1999	Labor 15, League 722, State Capitol Land Survey, Hockley County, Texas
Hockley	Cochran	Cynthia Dale Hughes Alvarez	Robert E Landreth	652	695	12/22/1999	Labor 15, League 722, State Capitol Land Survey, Hockley County, Texas
Hockley	Cochran	Karen Hughes Kimborowiez	Robert E Landreth	652	697	12/22/1999	Labor 15, League 722, State Capitol Land Survey, Hockley County, Texas
Hockley	Cochran	Tommy Box	Robert E Landreth	652	699	12/22/1999	Labor 15, League 722, State Capitol Land Survey, Hockley County, Texas
Hockley	Cochran	Victoria Ann Cochran Gilkerson	Stanolind Oil And Gas LP	968	468	4/23/2013	Labor 15, League 722, State Capitol Land Survey, Hockley County, Texas
Hockley	Cochran	Georgia Cornelia Cochran Williams	Stanolind Oil And Gas LP	968	471	4/23/2013	Labor 15, League 722, State Capitol Land Survey, Hockley County, Texas
Hockley	Cochran	James Sheridan Cochran	Stanolind Oil And Gas LP	968	474	4/23/2013	Labor 15, League 722, State Capitol Land Survey, Hockley County, Texas
Hockley	Cochran	Alice Louise Cochran Vickers	Stanolind Oil And Gas LP	968	477	4/23/2013	Labor 15, League 722, State Capitol Land Survey, Hockley County, Texas
Hockley	Davis E	Hugh Davis et ux	Hugh Story	50	82	1/18/1963	All of Labors 4 & 5, League 735, State Capitol Land Survey, Abstract #223, Hockley County, Texas
Hockley	Dennis	Charles N Dennis	Robert E Landreth	694	284	5/15/2002	All of Labor 8, League 722, State Capitol Land Survey, Hockley County, Texas
Hockley	Harden	Margaret Lucille Harden, Jimmy Harden, Cinda H Stewart And Linda H Reimer	Stephen J Deffenbaugh	652	685	2/15/2000	Labor 4, League 722, State Capitol Land Survey, Hockley County, Texas
Hockley	Harden	Cal Farley’s Boys Ranch Foundation	Robert E Landreth	857	15	4/7/2009	Labor 4, League 722, State Capitol Land Survey, Hockley County, Texas
Hockley	Morgan	Paul Harral	Samson Resources Company	114	49	5/13/1992

61.0 acres, more or less, out of the Southeast part of Section 112, Block A, RM Thompson Original Grantee, Hockley County, Texas consisting of Tract 1 being 41 acres, more or less, out of said Section 112, being more particularly described in that certain Oil, Gas and Mineral Lease recorded in Volume 114, Page 38 of the Hockley County Public Records and Tract 2 being 20 acres, more or less, out of said Section 112, being more particularly described in that certain Oil, Gas and Mineral Lease recorded in Volume 114, Page 35 of the Hockley County Public Records.

Hockley	Morgan	Rosella Kathryn Zybura et al	Samson Resources Company	114	38	5/13/1992

61.0 acres, more or less, out of the Southeast part of Section 112, Block A, RM Thompson Original Grantee, Hockley County, Texas consisting of Tract 1 being 41 acres, more or less, out of said Section 112, being more particularly described in that certain Oil, Gas and Mineral Lease recorded in Volume 114, Page 38 of the Hockley County Public Records and Tract 2 being 20 acres, more or less, out of said Section 112, being more particularly described in that certain Oil, Gas and Mineral Lease recorded in Volume 114, Page 35 of the Hockley County Public Records.

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Hockley	Morgan	Faye Dixon Bender et al	Samson Resources Company	114	111	5/27/1992

61.0 acres, more or less, out of the Southeast part of Section 112, Block A, RM Thompson Original Grantee, Hockley County, Texas consisting of Tract 1 being 41 acres, more or less, out of said Section 112, being more particularly described in that certain Oil, Gas and Mineral Lease recorded in Volume 114, Page 38 of the Hockley County Public Records and Tract 2 being 20 acres, more or less, out of said Section 112, being more particularly described in that certain Oil, Gas and Mineral Lease recorded in Volume 114, Page 35 of the Hockley County Public Records.

Hockley	Morgan	Beth G Broome	Samson Resources Company	114	35	6/1/1992

61.0 acres, more or less, out of the Southeast part of Section 112, Block A, RM Thompson Original Grantee, Hockley County, Texas consisting of Tract 1 being 41 acres, more or less, out of said Section 112, being more particularly described in that certain Oil, Gas and Mineral Lease recorded in Volume 114, Page 38 of the Hockley County Public Records and Tract 2 being 20 acres, more or less, out of said Section 112, being more particularly described in that certain Oil, Gas and Mineral Lease recorded in Volume 114, Page 35 of the Hockley County Public Records.

Hockley	Morgan	Naomi Kelly et al	Samson Resources Company	114	107	6/5/1992

61.0 acres, more or less, out of the Southeast part of Section 112, Block A, RM Thompson Original Grantee, Hockley County, Texas consisting of Tract 1 being 41 acres, more or less, out of said Section 112, being more particularly described in that certain Oil, Gas and Mineral Lease recorded in Volume 114, Page 38 of the Hockley County Public Records and Tract 2 being 20 acres, more or less, out of said Section 112, being more particularly described in that certain Oil, Gas and Mineral Lease recorded in Volume 114, Page 35 of the Hockley County Public Records.

Hockley	Morgan	Nationsbank Texas Na, Agent for First Fidelity Bank, Na, New Jersey, Trustee Uwo Charles Igoe	Samson Resources Company	114	285	11/17/1992

61.0 acres, more or less, out of the Southeast part of Section 112, Block A, RM Thompson Original Grantee, Hockley County, Texas consisting of Tract 1 being 41 acres, more or less, out of said Section 112, being more particularly described in that certain Oil, Gas and Mineral Lease recorded in Volume 114, Page 38 of the Hockley County Public Records and Tract 2 being 20 acres, more or less, out of said Section 112, being more particularly described in that certain Oil, Gas and Mineral Lease recorded in Volume 114, Page 35 of the Hockley County Public Records.

Hockley	Morgan	Patricia E Grimbly	Samson Resources Company	114	281	12/15/1992

61.0 acres, more or less, out of the Southeast part of Section 112, Block A, RM Thompson Original Grantee, Hockley County, Texas consisting of Tract 1 being 41 acres, more or less, out of said Section 112, being more particularly described in that certain Oil, Gas and Mineral Lease recorded in Volume 114, Page 38 of the Hockley County Public Records and Tract 2 being 20 acres, more or less, out of said Section 112, being more particularly described in that certain Oil, Gas and Mineral Lease recorded in Volume 114, Page 35 of the Hockley County Public Records.

Hockley	Pace C T	C T Pace Aka Cecil T Pace et al	Texaco Inc	62	382	3/17/1971	Labor 19, League 31, Baylor County School Lands, Hockley County, Texas
Hockley	Pace C T	Elliot Davis, As Trustee of the Elliot Davis Mineral Trust, U/D/O March 1, 1968, And Leon Davis, As Trustee of the Leon Davis Mineral Trust, U/D/O March 1, 1968	Davis Bros	67	144	2/18/1974	Labor 19, League 31, Baylor County School Lands, Hockley County, Texas
Nolan	Wanda Williamson	Wanda Joyce Williamson, Trustee Uwo Markwin Merle Williamson	Telesis Operating Co., Inc.	829	112	12/19/2006	SW/4 of Section 44, Block 19, T&P RR Co Sy, Nolan County, Texas, covering 160 acres, more or less
Schleicher	McGregor Unit	Walter Scott Mcgregor Iv, And Wife Michael Gene Mcgregor	Telesis Operating Co., Inc.	445	339	1/24/2005

All of Section 1,2, 3, 4, 5, 6, 7, 8, and 9, Block 8, TWNG Ry. Co. Survey and North 181.1 acres, more or less of Survey 1, and East 116.5 acres, more or less, of Survey 2, Block A-1, GC&SF Ry. Co. Survey

Schleicher	McGregor Unit	Robert C. Mair, Trustee, Ind., And As Trustee of the Robert And Julia Maier Living Trust Agreement Aka R.J.M. Trust	Telesis Operating Co., Inc.	445	326	2/7/2005

All of Section 1,2, 3, 4, 5, 6, 7, 8, and 9, Block 8, TWNG Ry. Co. Survey and North 181.1 acres, more or less of Survey 1, and East 116.5 acres, more or less, of Survey 2, Block A-1, GC&SF Ry. Co. Survey

Schleicher	McGregor Unit	Walter Scott Mcgregor Iv, And Wife Michael Gene Mcgregor	Telesis Operating Co., Inc.	445	783	3/24/2005

All of Section 1,2, 3, 4, 5, 6, 7, 8, and 9, Block 8, TWNG Ry. Co. Survey and North 181.1 acres, more or less of Survey 1, and East 116.5 acres, more or less, of Survey 2, Block A-1, GC&SF Ry. Co. Survey

Schleicher	McGregor Unit	Walter Scott Mcgregor Iv, Et Ex Michael Gene Mcgregor	Telesis Operating Co., Inc.	446	696	5/1/2005

All of Section 1,2, 3, 4, 5, 6, 7, 8, and 9, Block 8, TWNG Ry. Co. Survey and North 181.1 acres, more or less of Survey 1, and East 116.5 acres, more or less, of Survey 2, Block A-1, GC&SF Ry. Co. Survey

Schleicher	McGregor Unit	Robert C. Mair, Trustee, Ind., And As Trustee of the Robert And Julia Maier Living Trust Agreement Aka R.J.M. Trust	Telesis Operating Co., Inc.	446	1005	5/11/2005

All of Section 1,2, 3, 4, 5, 6, 7, 8, and 9, Block 8, TWNG Ry. Co. Survey and North 181.1 acres, more or less of Survey 1, and East 116.5 acres, more or less, of Survey 2, Block A-1, GC&SF Ry. Co. Survey

Schleicher	McGregor Unit	Walter Scott Mcgregor Iv, And Wife Michael Gene Mcgregor	Telesis Operating Co., Inc.	453	811	8/1/2006

All of Section 1,2, 3, 4, 5, 6, 7, 8, and 9, Block 8, TWNG Ry. Co. Survey and North 181.1 acres, more or less of Survey 1, and East 116.5 acres, more or less, of Survey 2, Block A-1, GC&SF Ry. Co. Survey

Schleicher	McGregor Unit	Walter Scott Mcgregor Iv, And Wife Michael Gene Mcgregor	Telesis Operating Co., Inc.	462	416	4/1/2008

All of Section 1,2, 3, 4, 5, 6, 7, 8, and 9, Block 8, TWNG Ry. Co. Survey and North 181.1 acres, more or less of Survey 1, and East 116.5 acres, more or less, of Survey 2, Block A-1, GC&SF Ry. Co. Survey

Schleicher	McGregor Unit	Walter Scott Mcgregor Iv, Et Ex Michael Gene Mcgregor, And Robert X Maier, Trustee	Telesis Operating Co., Inc.	473	50	5/25/2010

All of Section 1,2, 3, 4, 5, 6, 7, 8, and 9, Block 8, TWNG Ry. Co. Survey and North 181.1 acres, more or less of Survey 1, and East 116.5 acres, more or less, of Survey 2, Block A-1, GC&SF Ry. Co. Survey

Schleicher	McGregor Unit	Walter Scott Mcgregor Iv, Et Ex Michael Gene Mcgregor, And Robert X Maier, Trustee	Telesis Operating Co., Inc.	476	86	11/25/2010

All of Section 1,2, 3, 4, 5, 6, 7, 8, and 9, Block 8, TWNG Ry. Co. Survey and North 181.1 acres, more or less of Survey 1, and East 116.5 acres, more or less, of Survey 2, Block A-1, GC&SF Ry. Co. Survey

Schleicher	McGregor Unit	Catherine Ann Pickett And Angie Jo Plemons	Telesis Operating Co., Inc.	476	106	11/25/2010

All of Section 1,2, 3, 4, 5, 6, 7, 8, and 9, Block 8, TWNG Ry. Co. Survey and North 181.1 acres, more or less of Survey 1, and East 116.5 acres, more or less, of Survey 2, Block A-1, GC&SF Ry. Co. Survey

Schleicher	McGregor Unit	Walter Scott Mcgregor, Iv And Wife Michael Gene Mcgregor; Robert C. Maier, Trustee of the Robert And Julia Maier Living Trust Agreement No. 1, Dated March 2, 2001; Catherine Ann Pickett; Angie Joe Plemons; And John Walter Mcgregor	Boaz Energy II, LLC	498	123	9/16/2014

All of Section 1,2, 3, 4, 5, 6, 7, 8, and 9, Block 8, TWNG Ry. Co. Survey and North 181.1 acres, more or less of Survey 1, and East 116.5 acres, more or less, of Survey 2, Block A-1, GC&SF Ry. Co. Survey

Schleicher	Thornburg	Molete Martin Thornburg, Joined By Husband, D.W. Thornburg	E.M. Wahlenmaier	56	177	12/14/1949	Insofar and only insofar as these leases cover the E/2 of Section 27 and SE/4 of Section 26, all being in Block 8, Schleicher County, TX
Schleicher	Tisdale	John D. Sheen, et al	John Q. Mccabe	156	496	6/19/1975	North 160 acres of Section 6, Abstract 892, Certificate 1787, BS&F Survey, Schleicher County, Texas
Schleicher	Treadwell	John H. Treadwell & Wife, Alene Treadwell	Ww Carter And Ww Carter, Jr.	82	98	3/27/1957

All of Section 67, EL&RR Co. Survey, Abstract 61, Schleicher County, Texas, SAVE AND EXCEPT a 7 2/3 acre tract of land situated on the West boundary line of said section, said tract being more particularly described by metes and bounds in that certain Warranty Deed executed on 4/9/1926 between CE Treadwell, as Grantor, and Johnie Webster, as Grantee, recorded in Schleicher County Deed Records, Vol. 24 , Pg. 273 and further SAVE AND EXCEPT the S/2SW/4

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Schleicher	Treadwell Trust -19-	Alene W. Treadwell, Ind., And As Trustee of the Treadwell Family Rev. Living Trust	Telesis Operating Co., Inc.	466	865	2/13/2009

S/2NW/4NE/4, N/2SW/4NE/4; S/2NE/4NE/4, N/2SE/4NE/4; S/2SE/4NE/4; N/2NE/4SE/4; SE/4SE/4; SW/4SE/4, all being in Section 18, Certificate 1730, BS & F Survey, Abstract No. 38, Schleicher County, Texas, and limited to the depths from the surface down to 4260’

Stonewall	Bubela	J.J. Bubela, et ux, Lillie Bubela	Walter Exploration, Inc.	272	864	11/11/1977	A 70.08 acre tract out of Section 2, Block B, AB&M Survey
Stonewall	East Flowers	Arthur S. Brinkley, Jr.	C.R. Link	96	483	1/2/1950

All Oil, Gas and Mineral Leases and Lands within the East Flowers (Canyon) Unit created by that certain Unit Agreement dated January 10, 1967, a counterpart copy of which is recorded in Volume 221, Page 106 of the public records of Stonewall County, Texas, as amended and certified to by Certification of Effectiveness dated Auguust 9, 1967, recorded in Volume 221, Page 236 of such records by Amended Certificate of Effectiveness dated August 14, 1967, recorded in Volume 221, Page 307, by revisions of Exhibit A and B dated August 15, 1967, and September 13, 1967, recorded in Volume 221, Page 309 and Volume 222, Page 110, respectively, said lands being more particularly described in Exhibit “B” of said Certificate of Effectiveness recorded at Volume 444, Page 1024

Stonewall	East Flowers	The Ft Worth National Bank, Trustee	M.A. Baldwin	116	73	9/18/1951

All Oil, Gas and Mineral Leases and Lands within the East Flowers (Canyon) Unit created by that certain Unit Agreement dated January 10, 1967, a counterpart copy of which is recorded in Volume 221, Page 106 of the public records of Stonewall County, Texas, as amended and certified to by Certification of Effectiveness dated Auguust 9, 1967, recorded in Volume 221, Page 236 of such records by Amended Certificate of Effectiveness dated August 14, 1967, recorded in Volume 221, Page 307, by revisions of Exhibit A and B dated August 15, 1967, and September 13, 1967, recorded in Volume 221, Page 309 and Volume 222, Page 110, respectively, said lands being more particularly described in Exhibit “B” of said Certificate of Effectiveness recorded at Volume 444, Page 1024

Stonewall	East Flowers	M.A. Baldwin, et ux	Edgar Davis Drilling Co.	121	110	5/12/1953

All Oil, Gas and Mineral Leases and Lands within the East Flowers (Canyon) Unit created by that certain Unit Agreement dated January 10, 1967, a counterpart copy of which is recorded in Volume 221, Page 106 of the public records of Stonewall County, Texas, as amended and certified to by Certification of Effectiveness dated Auguust 9, 1967, recorded in Volume 221, Page 236 of such records by Amended Certificate of Effectiveness dated August 14, 1967, recorded in Volume 221, Page 307, by revisions of Exhibit A and B dated August 15, 1967, and September 13, 1967, recorded in Volume 221, Page 309 and Volume 222, Page 110, respectively, said lands being more particularly described in Exhibit “B” of said Certificate of Effectiveness recorded at Volume 444, Page 1024

Stonewall	East Flowers	Elizabeth Yakey, et vir, Hal Yakey	L.R. Cobb	122	581	2/2/1954

All Oil, Gas and Mineral Leases and Lands within the East Flowers (Canyon) Unit created by that certain Unit Agreement dated January 10, 1967, a counterpart copy of which is recorded in Volume 221, Page 106 of the public records of Stonewall County, Texas, as amended and certified to by Certification of Effectiveness dated Auguust 9, 1967, recorded in Volume 221, Page 236 of such records by Amended Certificate of Effectiveness dated August 14, 1967, recorded in Volume 221, Page 307, by revisions of Exhibit A and B dated August 15, 1967, and September 13, 1967, recorded in Volume 221, Page 309 and Volume 222, Page 110, respectively, said lands being more particularly described in Exhibit “B” of said Certificate of Effectiveness recorded at Volume 444, Page 1024

Stonewall	East Flowers	Arthur S. Brinkley, Jr.	Plymouth Oil Co.	128	106	10/14/1954

All Oil, Gas and Mineral Leases and Lands within the East Flowers (Canyon) Unit created by that certain Unit Agreement dated January 10, 1967, a counterpart copy of which is recorded in Volume 221, Page 106 of the public records of Stonewall County, Texas, as amended and certified to by Certification of Effectiveness dated Auguust 9, 1967, recorded in Volume 221, Page 236 of such records by Amended Certificate of Effectiveness dated August 14, 1967, recorded in Volume 221, Page 307, by revisions of Exhibit A and B dated August 15, 1967, and September 13, 1967, recorded in Volume 221, Page 309 and Volume 222, Page 110, respectively, said lands being more particularly described in Exhibit “B” of said Certificate of Effectiveness recorded at Volume 444, Page 1024

Stonewall	East Flowers	Arthur S. Brinkley, Jr.	Nueve Operating Co	213	220	8/11/1966

All Oil, Gas and Mineral Leases and Lands within the East Flowers (Canyon) Unit created by that certain Unit Agreement dated January 10, 1967, a counterpart copy of which is recorded in Volume 221, Page 106 of the public records of Stonewall County, Texas, as amended and certified to by Certification of Effectiveness dated Auguust 9, 1967, recorded in Volume 221, Page 236 of such records by Amended Certificate of Effectiveness dated August 14, 1967, recorded in Volume 221, Page 307, by revisions of Exhibit A and B dated August 15, 1967, and September 13, 1967, recorded in Volume 221, Page 309 and Volume 222, Page 110, respectively, said lands being more particularly described in Exhibit “B” of said Certificate of Effectiveness recorded at Volume 444, Page 1024

Stonewall	East Flowers	Karl B. Rodi, Albert H. Rodi And Roger Revelle	Nueve Operating Co	220	71	2/11/1967

All Oil, Gas and Mineral Leases and Lands within the East Flowers (Canyon) Unit created by that certain Unit Agreement dated January 10, 1967, a counterpart copy of which is recorded in Volume 221, Page 106 of the public records of Stonewall County, Texas, as amended and certified to by Certification of Effectiveness dated Auguust 9, 1967, recorded in Volume 221, Page 236 of such records by Amended Certificate of Effectiveness dated August 14, 1967, recorded in Volume 221, Page 307, by revisions of Exhibit A and B dated August 15, 1967, and September 13, 1967, recorded in Volume 221, Page 309 and Volume 222, Page 110, respectively, said lands being more particularly described in Exhibit “B” of said Certificate of Effectiveness recorded at Volume 444, Page 1024

Stonewall	Guest Canyon	W.J. Hart, et ux	Tom Largent	86	599	11/21/1947

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	Tom B. Rutherford, et ux	Tom Largent	86	609	11/21/1947

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	W.C Weir	Tom Largent	90	44	12/5/1947

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	A.A. Annis, Et Ut	C.J. Chambless	88	260	4/4/1948

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Stonewall	Guest Canyon	W.F. Humphrey	C.S. Brown	90	138	8/11/1948

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	Brown Royalties	The Ohio Oil Co.	91	406	1/3/1949

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	L.S Jasper, et ux	The Ohio Oil Co.	91	367	2/15/1949

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	Fred W. Davis, et ux	The Ohio Oil Co.	92	72	2/17/1949

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	Great Southern Life Ins. Co.	W.M. And A.P. Fuller	141	485	8/9/1957

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	G.E. Aycock, et ux	The Superior Oil Co.	146	169	8/13/1958

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	Tom B. Rutherford, et ux	W.M. And A.P. Fuller	145	610	11/21/1958

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	Alex Mcdonald	W.O Stallings	145	639	11/28/1958

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	Roy Sturgis	W.M. And A.P. Fuller	150	118	2/3/1959

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	Kathleen G. Berryman	W.M. And A.P. Fuller	148	460	2/3/1959

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Stonewall	Guest Canyon	C.W. Mitchell	W.M. And A.P. Fuller	148	463	2/3/1959

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	David W. Bywaters	W.M. And A.P. Fuller	148	466	2/3/1959

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	Robert L. Berryman, et ux	W.M. And A.P. Fuller	148	469	2/3/1959

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	Ricky H. Holman	W.M. And A.P. Fuller	148	472	2/3/1959

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	George H. Hodges	W.M. And A.P. Fuller	147	492	2/3/1959

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	William E. Bridgeforth	W.M. And A.P. Fuller	147	495	2/3/1959

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	Fred Lanius, et ux	W.M. And A.P. Fuller	147	499	2/3/1959

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	Edward B. Cromwell, et ux	W.M. And A.P. Fuller	147	502	2/3/1959

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	E. H. Husley	W.M. And A.P. Fuller	147	505	2/3/1959

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	J.W. Allen, Jr.	W.M. And A.P. Fuller	147	508	2/3/1959

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Stonewall	Guest Canyon	V.A. Johnson	W.M. And A.P. Fuller	147	512	2/3/1959

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	Robert H. Blackhall	W.M. And A.P. Fuller	147	547	2/3/1959

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	J.R (Dick) Carson, et ux	W.M. And A.P. Fuller	148	573	5/18/1959

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	Robert L. Bradley, et al	W.M. And A.P. Fuller	159	122	4/12/1960

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	A.W. Rash, et ux	W.M. And A.P. Fuller	156	257	4/12/1960

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	C.E. Brannen	W.M. And A.P. Fuller	156	259	4/12/1960

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	Flossie Scoggins, et vir	W.M. And A.P. Fuller	156	255	4/12/1960

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	George P. Humpreys, et ux	W.M. And A.P. Fuller	156	253	4/12/1960

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Guest Canyon	Conoco Inc.	Merit Enery Partners IIi, L.P. et al	384	626	9/23/1994

All of Survey No. 4, Seale and Morris Surveys, A-1788: All of N. N. Hodges Survey, Patent No. 328, A-904: All of Richard Hodges Survey, Patent No. 191, A-903, All of W. P. Brown Survey No. 56, Patent No. 116, Vol. 22: All of R. T. Wilder Survey No. 26, Patent No. 474, Vol. 21; All of J. M. Baldwin Pre-emption survey No. 27, A-746: All of B.F. Smith Pre-emption Survey, A-1009: All of H.M. Forbus Pre-emption Survey No. 776, except the East 40 acres and the West 40 acres of said survey; SE/4 of Section 91, Block D, H&TC Ry. Co. Survey, A-263: the SW 40 acres in the form of a square of section 90, Block D, H&TC Ry. Co. Survey, and the North 50 acres of the I. A. Hodges Survey, A-789; all of said lands being more particularly described in that certain Unitization Agreement for the Guest (Canyon Sand) Unit as recorded in Volume 222, Page 77, Stonewall County Deed Records

Stonewall	Wendeborn	Billie Wendeborn, et ux Bernice L. Wendeborn	Walter Exploration, Inc.	271	876	7/28/1977

A 100 acre tract out of Section 2, Block B, AB&M Survey, more particularly described by the patent issued by the State of Texas to M.P. Carr dated May 15, 1923, recorded in Vol. 2, Pg. 31 of the Patent Records

Terry	Christine	Winnie Jones, A Widow	David Petroleum Corp.	587	47	5/30/1995	E/2NE/4 of Sec 10, Block D-11, SK&K Survey, Terry County, Texas
Terry	Christine	Harold Exum And Laverne Watkins, Individually And As Executors of the Estate of A.B. Exum, Deceased	David Petroleum Corp.	587	41	5/31/1995	E/2NE/4 of Sec 10, Block D-11, SK&K Survey, Terry County, Texas
Terry	Christine	A.D. Exum (Aka Dial Exum), A Married Man,, SSP Joined Pro Form By His Wife, Ida Lea Exum	David Petroleum Corp.	587	45	5/31/1995	E/2NE/4 of Sec 10, Block D-11, SK&K Survey, Terry County, Texas
Terry	Christine	Ann H. Lafeir, A Single Woman	David Petroleum Corp.	607	941	2/17/1997	E/2NE/4 of Sec 10, Block D-11, SK&K Survey, Terry County, Texas

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Terry	Christine	Richard C. Harris III, A Married Man, SSP	David Petroleum Corp.	607	939	2/17/1997	E/2NE/4 of Sec 10, Block D-11, SK&K Survey, Terry County, Texas
Terry	Christine	Thomas D. Harris, A Married Man, SSP	David Petroleum Corp.	607	937	2/17/1997	E/2NE/4 of Sec 10, Block D-11, SK&K Survey, Terry County, Texas
Terry	Christine	Christian R. Mayfield	David Petroleum Corp.	611	829	2/24/1997	E/2NE/4 of Sec 10, Block D-11, SK&K Survey, Terry County, Texas
Terry	Christine	The Christine Devitt Tr. U/A, Nations Bank of Texas, N.A., Trustee	David Petroleum Corp.	609	503	4/1/1997	E/2NE/4 of Sec 10, Block D-11, SK&K Survey, Terry County, Texas
Terry	Christine	John Mallory	David Petroleum Corp.	610	982	4/17/1997	E/2NE/4 of Sec 10, Block D-11, SK&K Survey, Terry County, Texas
Terry	Christine	Nations Bank of Texas, N.A. As Trustee of the John W. Murchison Trust	David Petroleum Corp.	610	977	4/30/1997	E/2NE/4 of Sec 10, Block D-11, SK&K Survey, Terry County, Texas
Terry	Christine	Peter Bandel, Executor of the Estate of Ann Bandel	David Petroleum Corp.	612	305	5/6/1997	E/2NE/4 of Sec 10, Block D-11, SK&K Survey, Terry County, Texas
Terry	Christine	John W. Murchison Oil & Gas, LTD.	David Petroleum Corp.	611	997	6/1/1997	E/2NE/4 of Sec 10, Block D-11, SK&K Survey, Terry County, Texas
Terry	Christine	The Ch Foundation	David Petroleum Corp.	611	878	6/4/1997	E/2NE/4 of Sec 10, Block D-11, SK&K Survey, Terry County, Texas
Terry	Christine	Christine Devitt Trust U/A Nationsbank, Na, Trustee	David Petroleum Corp.	635	523	4/1/1999	E/2NE/4 of Sec 10, Block D-11, SK&K Survey, Terry County, Texas
Terry	Gracey H.C.	Helen C Gracey et al	Texaco Inc	293	523	11/17/1965	W/2 of Section 11, Block D-14, C&M RR Co. Survey, Terry County, Texas
Terry	Granbury 1	Roger Lee Cummings And Wife, Ketherine M. Cummins	David Petroleum Corp.	643	776	11/18/1999	S/2 of Sec. 12, Block D-14, C&M RR Co. Survey, Terry County, Texas
Terry	Helen	Helen Devitt Jones Trust, Dr. Myron D. Mattison, Dorothy Secrest, Willard R. Baker, Jr.	David Petroleum Corp.	563	937	7/1/1993	W/2 and W/2E/2 of Sec 10, Block D-11, SK&K Survey, Terry County, Texas
Terry	Helen	Helen Devitt Jones Guardianship Estate	David Petroleum Corp.	562	643	7/1/1993	W/2 and W/2E/2 of Sec 10, Block D-11, SK&K Survey, Terry County, Texas
Terry	Helen	Geroge H. Mccleskey	David Petroleum Corp.	562	667	7/3/1993	W/2 and W/2E/2 of Sec 10, Block D-11, SK&K Survey, Terry County, Texas
Terry	Helen	Ch Foundation	David Petroleum Corp.	562	655	7/21/1993	W/2 and W/2E/2 of Sec 10, Block D-11, SK&K Survey, Terry County, Texas
Terry	Jacobson Trail	John I. Markham, et al.	Jack Markham	62	215	10/14/1939	Insofar and only insofar as these leases cover the SE/4 of Sec. 6, Block D-11, John H. Gibson Survey, Terry County, Texas, further limited to the depths below the base of the San Andres formation
Terry	Jacobson Trail	Wrightsman Oil Company, et al.	Jack Markham	62	220	10/14/1939	Insofar and only insofar as these leases cover the SE/4 of Sec. 6, Block D-11, John H. Gibson Survey, Terry County, Texas, further limited to the depths below the base of the San Andres formation
Terry	Jacobson Trail	J.E. Mabee	Jack Markham	62	312	10/14/1939	Insofar and only insofar as these leases cover the SE/4 of Sec. 6, Block D-11, John H. Gibson Survey, Terry County, Texas, further limited to the depths below the base of the San Andres formation
Terry	Jacobson Trail	Solon Clements, Jr.	George P. Livermore, Inc.	63	398	8/22/1940	Insofar and only insofar as these leases cover the SE/4 of Sec. 6, Block D-11, John H. Gibson Survey, Terry County, Texas, further limited to the depths below the base of the San Andres formation
Terry	Jones	Bank One, Tx, N.A., Trustee of Dora Lee Langdon Agency, Dora Lee Langdon Com. Prop. Agency, Dora Lee Langdon Trust, Jack M. Langdon Trust A, Jack M. Langdon Trust B	David Petroleum Corp.	559	439	3/8/1993	Insofar and only insofar as these leases cover the SE/4 and SE/4SW/4 of Section 9, Block D-11, SK&K Survey, Terry County, Texas From the surface down to 8,110’ below the surface
Terry	Jones	Joseph M. Durkin Trust, Catherine J. Johnson Trust, Mark L. Johnson Trust, Sheila Lindley Trust, Kathleen L. Webster Trust	David Petroleum Corp.	563	969	4/21/1993	Insofar and only insofar as these leases cover the SE/4 and SE/4SW/4 of Section 9, Block D-11, SK&K Survey, Terry County, Texas From the surface down to 8,110’ below the surface
Terry	Jones	Frost National Bank, Trustee of the J.L. Johnson Trust F/B/O Karen Johnson Hixson	David Petroleum Corp.	563	963	5/10/1993	Insofar and only insofar as these leases cover the SE/4 and SE/4SW/4 of Section 9, Block D-11, SK&K Survey, Terry County, Texas From the surface down to 8,110’ below the surface
Terry	Jones	George W. Mccleskey	David Petroleum Corp.	562	619	7/1/1993	Insofar and only insofar as these leases cover the SE/4 and SE/4SW/4 of Section 9, Block D-11, SK&K Survey, Terry County, Texas From the surface down to 8,110’ below the surface
Terry	Jones	The Ch Foundation	David Petroleum Corp.	562	631	7/1/1993	Insofar and only insofar as these leases cover the SE/4 and SE/4SW/4 of Section 9, Block D-11, SK&K Survey, Terry County, Texas From the surface down to 8,110’ below the surface
Terry	Jones	George A. Crowley, et al	David Petroleum Corp.	562	573	7/1/1993	Insofar and only insofar as these leases cover the SE/4 and SE/4SW/4 of Section 9, Block D-11, SK&K Survey, Terry County, Texas From the surface down to 8,110’ below the surface
Terry	Jones	William Jewell College, et al	David Petroleum Corp.	563	905	7/1/1993	Insofar and only insofar as these leases cover the SE/4 and SE/4SW/4 of Section 9, Block D-11, SK&K Survey, Terry County, Texas From the surface down to 8,110’ below the surface
Terry	Jones	First National Bank of West Texas-Lubbock, Trustee of the Helen Devitt Jones Trust	David Petroleum Corp.	563	951	7/1/1993	Insofar and only insofar as these leases cover the SE/4 and SE/4SW/4 of Section 9, Block D-11, SK&K Survey, Terry County, Texas From the surface down to 8,110’ below the surface
Terry	Jones	Louise Arnold, Guardian of the Estate of Helen Devitt Jones	David Petroleum Corp.	562	607	7/1/1993	Insofar and only insofar as these leases cover the SE/4 and SE/4SW/4 of Section 9, Block D-11, SK&K Survey, Terry County, Texas From the surface down to 8,110’ below the surface
Terry	Jones	Helen Devitt Jones Estate, the Ch Foundation, Dorothy Secrest, Willard Baker Jr., Myron Mattison, Goerge W. Mccleskey Estate, William Jewell College, William L. Abernathy Trust, Mabel Johnson Bailey Trust, Abbie J. Burton Trust, Lynn G. Fayman Trust, Etc.	David Petroleum Corp.	650	739	11/24/1999	Insofar and only insofar as these leases cover the SE/4 and SE/4SW/4 of Section 9, Block D-11, SK&K Survey, Terry County, Texas From the surface down to 8,110’ below the surface

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Terry	Jones	Helen Jones Foundation, Inc., Dorothy Gail Secrest Uni Trust, Arnold 2002 Trust, Ch Foundation, Dorothy Secrest, Willard R. Baker Jr., Myron D. Mattison, William Jewell College, Kcg Famly Limited Partnership, William L. Abernathy Trust, Etc.	David Petroleum Corp.	752	81	8/4/2006	Insofar and only insofar as these leases cover the SE/4 and SE/4SW/4 of Section 9, Block D-11, SK&K Survey, Terry County, Texas From the surface down to 8,110’ below the surface
Terry	Jones	Helen Jones Foundation, Inc., Dorothy Gail Secrest Uni Trust, Arnold 2002 Trust, Ch Foundation, Dorothy Secrest, Willard R. Baker Jr., Myron D. Mattison, William Jewell College, Kcj Family Limited Partnership, William L. Abernathy Trust, Etc.	David Petroleum Corp.	782	833	8/4/2006	Insofar and only insofar as these leases cover the SE/4 and SE/4SW/4 of Section 9, Block D-11, SK&K Survey, Terry County, Texas From the surface down to 8,110’ below the surface
Terry	Jones	The Frost National Bank, A National Banking Association, Trustee for the Jack Langdon Trust “A” Fbo Clay Allison Langdon Account Wa226; the Jack Langdon Trust “A” Fbo Lee Kendall Langdon Account Wa227; Etc.	David Petroleum Corp.	746	403	4/4/2007	Insofar and only insofar as these leases cover the SE/4 and SE/4SW/4 of Section 9, Block D-11, SK&K Survey, Terry County, Texas From the surface down to 8,110’ below the surface
Terry	Jones	The Frost National Bank, Trustee for the Johnson Trust Oil Control Acct. W10000200	David Petroleum Corp.	746	395	4/4/2007	Insofar and only insofar as these leases cover the SE/4 and SE/4SW/4 of Section 9, Block D-11, SK&K Survey, Terry County, Texas From the surface down to 8,110’ below the surface
Terry	Jones	The Frost National Bank, Trustee for the Karen Johnson Hixon Trust, Acct. No. F0665200	David Petroleum Corp.	746	399	4/4/2007	Insofar and only insofar as these leases cover the SE/4 and SE/4SW/4 of Section 9, Block D-11, SK&K Survey, Terry County, Texas From the surface down to 8,110’ below the surface
Terry	Jones	Texas Capital Bank N.A. Trustee of Jack M. Langdon Trust B, Dora L. Langdon Article V Trust, Jane Byers Roby Mineral Trust, Dora L. Langdon Mineral Trust	David Petroleum Corp.	752	155	5/10/2007	Insofar and only insofar as these leases cover the SE/4 and SE/4SW/4 of Section 9, Block D-11, SK&K Survey, Terry County, Texas From the surface down to 8,110’ below the surface
Terry	Jones	Fred A. Sanders Testamentary Trust By Joanne Sanders	David Petroleum Corp.	784	93	9/24/2007	Insofar and only insofar as these leases cover the SE/4 and SE/4SW/4 of Section 9, Block D-11, SK&K Survey, Terry County, Texas From the surface down to 8,110’ below the surface
Terry	Mabee	Jeanne Hancock Dodson	Slate Land Services	564	845	7/21/1993	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Sanya Adair Smyth	David Petroleum Corp.	564	815	8/17/1993	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Bill Mcgowan, Ind., And As		615	932	9/3/1997	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	John K. Funk	David Petroleum Corp.	615	930	9/11/1997	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Larry Doyle Rider	David Petroleum Corp.	615	935	9/29/1997	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Spindletop Exploration Company, Inc.	David Petroleum Corp.	615	937	9/29/1997	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	National City Bank of Pennsylvania, Ttee Uwo Frances T. Egbert, D’D	David Petroleum Corp.	616	361	9/29/1997	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	States, Inc.	David Petroleum Corp.	615	941	9/30/1997	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Dave Deison, et ux	David Petroleum	615	928	9/30/1997	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Mary Jane Hartley Shannon	David Petroleum Corp.	617	121	11/19/1997	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Julia Hoffman Schulman	David Petroleum Corp.	617	803	11/19/1997	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Dora Elizabeth Schnurr Witt	David Petroleum Corp.	643	351	10/19/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Patrick James Forrest Ross		645	90	10/19/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Joe Paul Cobb	David Petroleum Corp.	643	339	11/17/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Tom Cobb, Jr.	David Petroleum Corp.	643	343	11/17/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Aurelia Cobb Nelson, Life Estate	David Petroleum Corp.	643	346	11/17/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	J.E. Mabee	David Petroleum Corp.	643	349	11/30/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Klabzuba Royalty Company	David Petroleum Corp.	643	770	12/2/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Bob W. Allen	David Petroleum Corp.	644	274	12/2/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Louris Marion Woodruff, Ind And As	David Petroleum Corp.	644	277	12/2/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Sandra Lynn Wilgus	David Petroleum Corp.	644	280	12/2/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Mary Jane Brownfield Young	David Petroleum Corp.	644	283	12/2/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Linda Lee Brownfield Sacra	David Petroleum Corp.	644	286	12/2/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Kenneth Allen Davis	David Petroleum Corp.	644	289	12/2/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Stephen Lynn Brownfield	David Petroleum Corp.	644	292	12/2/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Richard Ladd Brownfield	David Petroleum Corp.	644	295	12/2/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Donald Ray Copeland	David Petroleum Corp.	644	298	12/2/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Joe D. Smith & Peggy Smith, Ttees Joe D. Smith Rev. Trust	David Petroleum Corp.	644	301	12/2/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Angeline Copeland Eddleman	David Petroleum Corp.	644	304	12/2/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Laurine Bailey By Leta Jane Shirley AIF	David Petroleum Corp.	644	307	12/2/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Joe Ann Hardey	David Petroleum Corp.	644	310	12/2/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Laura Lou Karlan	David Petroleum Corp.	644	313	12/2/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Leta Jane Brownfield Shirley	David Petroleum Corp.	644	316	12/2/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Nancy Jane Clark	David Petroleum Corp.	644	319	12/2/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	John Brownfield Shirley	David Petroleum Corp.	644	322	12/2/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Pamela Jane Crowe	David Petroleum Corp.	644	325	12/2/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Terry	Mabee	Jerry Garland Bailey	David Petroleum Corp.	644	584	12/2/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Liza Jane Morrell	David Petroleum Corp.	644	587	12/2/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Gary Michael Copeland	David Petroleum Corp.	645	92	12/2/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	PNB Financial Bank And Gertrude P. Cobb, Co-Ttees of the Bob Cobb Trust		645	760	12/15/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	James Cotten	David Petroleum Corp.	643	768	12/22/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	W.A. Moncrief, Jr.	David Petroleum Corp.	643	773	12/22/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Virginia Cotten Scott	David Petroleum Corp.	646	678	12/22/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Gloria Young	David Petroleum Corp.	644	148	12/27/1999	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Sempra Energy Production Company	David Petroleum Corp.	645	83	1/3/2000	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	John Carl Marse	David Petroleum Corp.	644	150	1/5/2000	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Kelly H. Baxter	David Petroleum Corp.	644	271	1/13/2000	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Century Oil Company	David Petroleum Corp.	648	318	1/13/2000	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Robert Menard Smith	David Petroleum Corp.	645	780	1/19/2000	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Ryan Bounds	David Petroleum Corp.	645	783	1/19/2000	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Chase Bank of Texas National Assoc., Trustee	David Petroleum	646	664	1/19/2000	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Michael Hoover	David Petroleum Corp.	647	467	1/20/2000	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Richard Eastell Hoover	David Petroleum Corp.	648	321	1/20/2000	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Lara May Raphael Inter Vivos Trust	David Petroleum Corp.	655	1	1/20/2000	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	The W.A. Yeager Group	David Petroleum Corp.	644	590	1/21/2000	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Vivian E. Stewart, Irrevocable Trust	David Petroleum Corp.	645	773	1/24/2000	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Norwest Bank Texas N.A. Ttee of the Solon Clements Trust And the Lena Clemens Trust	David Petroleum Corp.	646	670	2/7/2000	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Barron Properties, LTD	David Petroleum Corp.	647	464	2/16/2000	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Glaze M. Sacra, Jr. As Custodian for Matthew Lee Sacra Under the Uniform Gifts To Minors Act	David Petroleum Corp.	647	469	2/18/2000	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Robert Brownfield Young	David Petroleum Corp.	647	472	2/18/2000	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Michael Collins Young	David Petroleum Corp.	649	45	2/18/2000	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Home-Stake Oil Co	Trail Mountain	660	843	3/22/2001	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Home-Stake Oil And Gas Company	Trail Mountain, Inc.	667	607	9/6/2001	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Home-Stake Oil Co	Trail Mountain	667	743	9/6/2001	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Tom B. Cobb, Jr., Dealing In His S&S Prop	David Petroleum Corp	867	561	4/12/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Barron Properties, LTD	David Petroleum Corp	868	236	4/12/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Knackwurst Properties, LLC	David Petroleum Corp	868	233	4/12/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	E. Don Poage	David Petroleum Corp	868	239	4/12/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Deette Maxey Cobb, Life Estate	David Petroleum Corp	867	675	4/18/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Carla Cobb Coleman, Individually And As Remainder To the Life Estate of Deette Maxy Cobb	David Petroleum Corp	867	835	4/18/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Joe Paul Cobb, Jr., Individually and as Remainder	David Petroleum Corp	868	809	4/18/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Richard L. Cobb, Individually and as Remainder	David Petroleum Corp	868	827	4/18/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Robert L. Cobb, Individually and as Remainder	David Petroleum Corp	868	830	4/18/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	J.E. And L.E. Mabee Foundation, Inc.	David Petroleum Corp	868	175	4/23/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Donald Ray Copeland,	David Petroleum Corp	868	815	5/4/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Gary Michael Copeland	David Petroleum Corp	868	812	5/4/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Lisa Jane Morell	David Petroleum Corp	870	110	5/4/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Nancy Jane Clark	David Petroleum Corp	870	98	5/4/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Spindletop Exploration Company, Inc.	David Petroleum Corp	870	497	5/6/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Wingered Family Farms, LLC	David Petroleum Corp	870	89	5/7/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Bob W. Allen	David Petroleum Corp	869	29	5/7/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Bhk Partnership	David Petroleum Corp	868	821	5/7/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Kenneth Allen Davis	David Petroleum Corp	868	806	5/7/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Stephen L. Brownfield, A Single Man	David Petroleum Corp	868	824	5/7/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Mary Jane Young, LLC	David Petroleum Corp	870	101	5/7/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Linda L. Sarca	David Petroleum Corp	870	95	5/7/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Angeline Eddleman, LLC	David Petroleum Corp	870	107	5/7/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	John Brownfield Shirley	David Petroleum Corp	869	26	5/7/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Pamela Jane Crowe	David Petroleum Corp	868	818	5/7/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Michael Collins Young	David Petroleum Corp	870	104	5/7/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Robert Brownfield Young	David Petroleum Corp	870	92	5/7/2014	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Clarence K. Whiteside, Jr.	Boaz Energy II, LLC	889	356	5/28/2015	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Cari Ruark	Boaz Energy II, LLC	894	830	9/23/2015	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Lori Lynn Whiteside	Boaz Energy II, LLC	894	833	10/6/2015	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Robert Anthony Whiteside	Boaz Energy II, LLC	894	839	10/6/2015	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Sheri Marie Hindman	Boaz Energy II, LLC	894	836	10/6/2015	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Teri Ann Marutzky	Boaz Energy II, LLC	894	842	10/6/2015	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Terry	Mabee	Pec Minerals LP	Boaz Energy II, LLC	895	804	11/2/2015	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Ann Harris Bossack	Boaz Energy II, LLC	895	805	11/16/2015	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Richard C. Harris, III	Boaz Energy II, LLC	895	822	11/16/2015	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Thomas Dial Harris	Boaz Energy II, LLC	895	830	11/16/2015	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	John Canon Clements	Boaz Energy II, LLC	895	838	11/16/2015	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Matthew Clements	Boaz Energy II, LLC	895	814	11/16/2015	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Deborah Clements Gessner	Boaz Energy II, LLC	896	386	11/16/2015	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mabee	Wells Fargo Bank, Na, Ttee Uwo J.M. Armstrong	Boaz Energy II, LLC	896	5	8/1/2016	Insofar and only insofar as these leases cover the E/2NW/4 and NE/4 of Section 20, Block D-11, SK&K Survey, Terry County, Texas
Terry	Mathie	Troy H Phillips et ux	J Mack Barnes	374	519	7/13/1977	Insofar and only insofar as these leases cover the W/2 of Section 2, Block C-38, PSL Survey, Terry County, Texas, and further limited to the depths from the base of the San Andres formation to 10,500’
Terry	Mathie	Frances Luella Mathie Fka Frances Luella Davis Bradshaw	J Mack Barnes	374	501	7/15/1977	Insofar and only insofar as these leases cover the W/2 of Section 2, Block C-38, PSL Survey, Terry County, Texas, and further limited to the depths from the base of the San Andres formation to 10,500’
Terry	Mathie	Willie B Dubose & 1St Ntnl Bank of Lamesa, Trustee of Ruth Dubose Trusts 1-3	J Mack Barnes	374	507	7/25/1977	Insofar and only insofar as these leases cover the W/2 of Section 2, Block C-38, PSL Survey, Terry County, Texas, and further limited to the depths from the base of the San Andres formation to 10,500’
Terry	Mathie	Joe G Sauer et ux	J Mack Barnes	374	513	7/25/1977	Insofar and only insofar as these leases cover the W/2 of Section 2, Block C-38, PSL Survey, Terry County, Texas, and further limited to the depths from the base of the San Andres formation to 10,500’
Terry	Mathie	Ronald Cletus Floyd et ux	J Mack Barnes	373	337	10/11/1977	Insofar and only insofar as these leases cover the W/2 of Section 2, Block C-38, PSL Survey, Terry County, Texas, and further limited to the depths from the base of the San Andres formation to 10,500’
Terry	NWTA	Louise Pool, Trustee	Marshall R Young Oil Co	310	651	9/10/1968	S2 and NE4 of Section 10 and all of Section 15, Blk. D-14, C&M Ry. Co. Survey, Terry County, Texas
Terry	NWTA	Newmont Oil Company	Marshall R Young Oil Co	310	653	9/10/1968	S2 and NE4 of Section 10 and all of Section 15, Blk. D-14, C&M Ry. Co. Survey, Terry County, Texas
Terry	NWTA	G A Black et al	Marshall R Young Oil Co	310	655	9/18/1968	S2 and NE4 of Section 10 and all of Section 15, Blk. D-14, C&M Ry. Co. Survey, Terry County, Texas
Terry	NWTA	The First National Bank of Midland, Texas, Trustee of the Robert M Regan Trust	Marshall R Young Co	310	659	10/7/1968	S2 and NE4 of Section 10 and all of Section 15, Blk. D-14, C&M Ry. Co. Survey, Terry County, Texas
Terry	NWTA	Catherine B Mcelvain et al	Marshall R Young Oil Co	312	217	11/20/1968	S2 and NE4 of Section 10 and all of Section 15, Blk. D-14, C&M Ry. Co. Survey, Terry County, Texas
Terry	NWTA	Ross F Daughtry Jr	R S Ragsdale IIi	342	295	10/1/1973	S2 and NE4 of Section 10 and all of Section 15, Blk. D-14, C&M Ry. Co. Survey, Terry County, Texas
Terry	NWTA	Newmont Oil Company	R S Ragsdale IIi	343	695	1/21/1974	S2 and NE4 of Section 10 and all of Section 15, Blk. D-14, C&M Ry. Co. Survey, Terry County, Texas
Terry	NWTA	A C Pierson, J C Pierson, Margaret Waldrop, Ruth Cunningham, And Mary Pierson	R S Ragsdale IIi	342	291	9/28/1975	S2 and NE4 of Section 10 and all of Section 15, Blk. D-14, C&M Ry. Co. Survey, Terry County, Texas
Terry	NWTA	First National Bank of Roswell, Nm, Trustee of the A E Pool Trust	R S Ragsdale IIi	354	613	9/28/1975	S2 and NE4 of Section 10 and all of Section 15, Blk. D-14, C&M Ry. Co. Survey, Terry County, Texas
Terry	NWTA	First National Bank At Lubbock, Trustee, Nos 100-0772/5316	Marshall R Young Oil Co	361	1023	8/17/1976	S2 and NE4 of Section 10 and all of Section 15, Blk. D-14, C&M Ry. Co. Survey, Terry County, Texas
Terry	NWTA	Victor G Logan, John D Logan, Alice Blaemire, Patricia Jeffers, Lucille Cole, And Eleanor Brown	Marshall R Young Oil Co	360	969	9/24/1976	S2 and NE4 of Section 10 and all of Section 15, Blk. D-14, C&M Ry. Co. Survey, Terry County, Texas
Terry	NWTA	James S Miller And Wife Marian C Miller	Marshall R Young Oil Co	360	973	9/24/1976	S2 and NE4 of Section 10 and all of Section 15, Blk. D-14, C&M Ry. Co. Survey, Terry County, Texas
Terry	NWTA	Stanley F Humphrey And Wife Betty Lou Humphrey	Marshall R Young Oil Co	360	975	9/24/1976	S2 and NE4 of Section 10 and all of Section 15, Blk. D-14, C&M Ry. Co. Survey, Terry County, Texas
Terry	NWTA	W.A. Black And Sons Ptnshp, And G A Black, Ind	Marshall R Young Oil Co	372	143	8/22/1977	S2 and NE4 of Section 10 and all of Section 15, Blk. D-14, C&M Ry. Co. Survey, Terry County, Texas
Terry	NWTA	W O Shafer And Ola Mae Mcdonald, Widow	Marshall R Young Oil Co	372	149	8/23/1977	S2 and NE4 of Section 10 and all of Section 15, Blk. D-14, C&M Ry. Co. Survey, Terry County, Texas
Terry	NWTA	The First National Bank of Midland, Trustee of the Roberta M Regan Trust Dated 3-2-65	Marshall R Young Oil Co	372	145	8/25/1977	S2 and NE4 of Section 10 and all of Section 15, Blk. D-14, C&M Ry. Co. Survey, Terry County, Texas
Terry	NWTA	The First National Bank of Roswell, Trustee of the A. E. Pool Trust	Marshall R Young Oil Co	372	517	9/8/1977	S2 and NE4 of Section 10 and all of Section 15, Blk. D-14, C&M Ry. Co. Survey, Terry County, Texas
Terry	NWTA	Susan P Hannes	Marshall R Young Oil Co	372	669	9/8/1977	S2 and NE4 of Section 10 and all of Section 15, Blk. D-14, C&M Ry. Co. Survey, Terry County, Texas
Terry	NWTA	Canmont Mining Properties Limited	Newmont Oil Company	518	693	10/11/1988	S2 and NE4 of Section 10 and all of Section 15, Blk. D-14, C&M Ry. Co. Survey, Terry County, Texas
Terry	NWTA	Canmont Mining Properties Limited	Newmont Oil Company	518	697	10/11/1988	S2 and NE4 of Section 10 and all of Section 15, Blk. D-14, C&M Ry. Co. Survey, Terry County, Texas
Terry	NWTA	Northwest Bank of Texas, Na, Trustee	Marshall R Young Oil Co	590	296	9/18/1995	S2 and NE4 of Section 10 and all of Section 15, Blk. D-14, C&M Ry. Co. Survey, Terry County, Texas
Terry	NWTA	T H Mcelvain Oil And Gas LP	Marshall R Young Oil Co	592	34	10/18/1995	S2 and NE4 of Section 10 and all of Section 15, Blk. D-14, C&M Ry. Co. Survey, Terry County, Texas
Terry	NWTA	T H Mcelvain Oil And Gas Lllp	Stanolind Oil And Gas LP	828	880	10/31/2011	S2 and NE4 of Section 10 and all of Section 15, Blk. D-14, C&M Ry. Co. Survey, Terry County, Texas
Terry	Nystel J.P. A	J V Terrill	J D Hunter	104	199	10/8/1947

Insofar and only insofar as these leases cover the NW/4NW/4 and SE/4NW/4 of Section 9, Block C-38, PSL Survey, Terry County, Texas, and further limited to the depths below the base of the San Andres formation

Terry	Nystel J.P. A	J P Nystel et ux	J D Hunter	96	333	10/8/1947

Insofar and only insofar as these leases cover the NW/4NW/4 and SE/4NW/4 of Section 9, Block C-38, PSL Survey, Terry County, Texas, and further limited to the depths below the base of the San Andres formation

Terry	Nystel J.P. A	Joe J Mcgowan	J D Hunter	96	331	10/8/1947

Insofar and only insofar as these leases cover the NW/4NW/4 and SE/4NW/4 of Section 9, Block C-38, PSL Survey, Terry County, Texas, and further limited to the depths below the base of the San Andres formation

Terry	Nystel J.P. A	Clara L. Anderson, et al	J D Hunter	98	77	10/8/1947

Insofar and only insofar as these leases cover the NW/4NW/4 and SE/4NW/4 of Section 9, Block C-38, PSL Survey, Terry County, Texas, and further limited to the depths below the base of the San Andres formation

Terry	Nystel J.P. A	R L Foree	J D Hunter	96	313	10/14/1947

Insofar and only insofar as these leases cover the NW/4NW/4 and SE/4NW/4 of Section 9, Block C-38, PSL Survey, Terry County, Texas, and further limited to the depths below the base of the San Andres formation

Terry	Nystel J.P. A	Paul P Steed, E L Wilson, And D H Voss	J D Hunter	96	329	10/14/1947

Insofar and only insofar as these leases cover the NW/4NW/4 and SE/4NW/4 of Section 9, Block C-38, PSL Survey, Terry County, Texas, and further limited to the depths below the base of the San Andres formation

Terry	Nystel J.P. A	Thorton Lomax	J D Hunter	96	349	10/21/1947

Insofar and only insofar as these leases cover the NW/4NW/4 and SE/4NW/4 of Section 9, Block C-38, PSL Survey, Terry County, Texas, and further limited to the depths below the base of the San Andres formation

Terry	Nystel J.P. A	W H Sanford	J D Hunter	98	83	12/1/1947

Insofar and only insofar as these leases cover the NW/4NW/4 and SE/4NW/4 of Section 9, Block C-38, PSL Survey, Terry County, Texas, and further limited to the depths below the base of the San Andres formation

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Terry	Nystel J.P. A	G M Shelton	J D Hunter	97	199	1/2/1948

Insofar and only insofar as these leases cover the NW/4NW/4 and SE/4NW/4 of Section 9, Block C-38, PSL Survey, Terry County, Texas, and further limited to the depths below the base of the San Andres formation

Terry	Nystel J.P. A	W L Pickens	Tidewater Associated Oil Company	114	441	3/15/1949

Insofar and only insofar as these leases cover the NW/4NW/4 and SE/4NW/4 of Section 9, Block C-38, PSL Survey, Terry County, Texas, and further limited to the depths below the base of the San Andres formation

Terry	Nystel J.P. A	V D Bostick	Tidewater Associated Oil Company	116	21	3/15/1949

Insofar and only insofar as these leases cover the NW/4NW/4 and SE/4NW/4 of Section 9, Block C-38, PSL Survey, Terry County, Texas, and further limited to the depths below the base of the San Andres formation

Terry	Nystel J.P. A	Kenneth Mainard	Tidewater Associated Oil Company	114	451	3/16/1949

Insofar and only insofar as these leases cover the NW/4NW/4 and SE/4NW/4 of Section 9, Block C-38, PSL Survey, Terry County, Texas, and further limited to the depths below the base of the San Andres formation

Terry	Nystel J.P. A	Carricitos Oil Corporation	Tidewater Associated Oil Company	114	439	3/22/1949

Insofar and only insofar as these leases cover the NW/4NW/4 and SE/4NW/4 of Section 9, Block C-38, PSL Survey, Terry County, Texas, and further limited to the depths below the base of the San Andres formation

Terry	Nystel J.P. A	R M Barron	Tidewater Associated Oil Company	114	445	4/29/1949

Insofar and only insofar as these leases cover the NW/4NW/4 and SE/4NW/4 of Section 9, Block C-38, PSL Survey, Terry County, Texas, and further limited to the depths below the base of the San Andres formation

Terry	Nystel J.P. A	Clifford Mooers	Tidewater Associated Oil Company	114	449	4/29/1949

Insofar and only insofar as these leases cover the NW/4NW/4 and SE/4NW/4 of Section 9, Block C-38, PSL Survey, Terry County, Texas, and further limited to the depths below the base of the San Andres formation

Terry	Nystel J.P. A	Hugh Corrigan	Tidewater Associated Oil Company	115	375	5/12/1949

Insofar and only insofar as these leases cover the NW/4NW/4 and SE/4NW/4 of Section 9, Block C-38, PSL Survey, Terry County, Texas, and further limited to the depths below the base of the San Andres formation

Terry	Nystel J.P. A	J L Crump	Tidewater Associated Oil Company	115	373	5/12/1949

Insofar and only insofar as these leases cover the NW/4NW/4 and SE/4NW/4 of Section 9, Block C-38, PSL Survey, Terry County, Texas, and further limited to the depths below the base of the San Andres formation

Terry	Nystel J.P. A	Robert E Landreth	Menemsha Ventures LLC	839	93	5/1/2012

Insofar and only insofar as these leases cover the NW/4NW/4 and SE/4NW/4 of Section 9, Block C-38, PSL Survey, Terry County, Texas, and further limited to the depths below the base of the San Andres formation

Terry	Rose Rex	Mrs. Harold D. Pool, A Widow	J Lawrence Green	372	69	8/2/1977	SE/4 of Section 9, Block D-14, C&M RR Survey, Terry County, Texas
Terry	Rose Rex	Tom E Turner et ux	J Lawrence Green	372	71	8/2/1977	SE/4 of Section 9, Block D-14, C&M RR Survey, Terry County, Texas
Terry	Rose Rex	Lois Bryant	J Lawrence Green	372	73	8/2/1977	SE/4 of Section 9, Block D-14, C&M RR Survey, Terry County, Texas
Terry	Rose Rex	Rex Rose et ux	J Lawrence Green	372	75	8/2/1977	SE/4 of Section 9, Block D-14, C&M RR Survey, Terry County, Texas
Terry	Rose Rex	Don W Turner et ux	J Lawrence Green	372	79	8/2/1977	SE/4 of Section 9, Block D-14, C&M RR Survey, Terry County, Texas
Terry	Rose Rex	Horlene Rose Cast et al	J Lawrence Green	372	83	8/2/1977	SE/4 of Section 9, Block D-14, C&M RR Survey, Terry County, Texas
Terry	Rose Rex	Ruth Stuckey Schaff	J R French	372	77	8/6/1977	SE/4 of Section 9, Block D-14, C&M RR Survey, Terry County, Texas
Terry	Rose Rex	Janette Stuckey Janvrin	J R French	372	81	8/6/1977	SE/4 of Section 9, Block D-14, C&M RR Survey, Terry County, Texas
Terry	Rose Rex	Mark Christopher Woodson, et al	J R French	372	85	8/18/1977	SE/4 of Section 9, Block D-14, C&M RR Survey, Terry County, Texas
Terry	Rose Rex	Gerry Ann Lewin et al	J R French	372	87	8/18/1977	SE/4 of Section 9, Block D-14, C&M RR Survey, Terry County, Texas
Terry	Rose Rex	Karen Elaine Woodson et al	J R French	372	443	8/18/1977	SE/4 of Section 9, Block D-14, C&M RR Survey, Terry County, Texas
Terry	Rose Rex	Brownfield State Bank And Trust Company, Guardian et al	J R French	372	441	8/25/1977	SE/4 of Section 9, Block D-14, C&M RR Survey, Terry County, Texas
Terry	Tapp E.A.	N.E. And Wife, Mary Bell Townsend	The Texas Company	87	179	8/9/1946

Insofar and only insofar as these leases cover the SE/4 of Section 2, Block C-38, Public School Land Survey, Terry County, Texas, further limited to the depths below the base of the San Andres formation

Terry	Texland	Texas Tech University Foundation	Griffin & Burnett, Inc.	354	327	6/4/1975	N/2NW/4 of Section 19, Block D-11, SK&K Survey Co., Terry County, Texas, limited to the depths from the Surface to 8,108’
Terry	Texland	Elizabeth Mcgowan et vir, Joe J. Mcgowan	Griffin & Burnett, Inc.	353	552	6/5/1975	N/2NW/4 of Section 19, Block D-11, SK&K Survey Co., Terry County, Texas, limited to the depths from the Surface to 8,108’
Terry	Texland	Lee Almer Brownfield, et al	Griffin & Burnett, Inc.	353	503	6/11/1975	N/2NW/4 of Section 19, Block D-11, SK&K Survey Co., Terry County, Texas, limited to the depths from the Surface to 8,108’
Terry	Texland	Kenneth Allen Davis, And Joe Daniel Smith	Griffin & Burnett, Inc.	353	557	6/11/1975	N/2NW/4 of Section 19, Block D-11, SK&K Survey Co., Terry County, Texas, limited to the depths from the Surface to 8,108’
Terry	Texland	Lal Copeland, et al	Griffin & Burnett, Inc.	384	287	6/11/1975	N/2NW/4 of Section 19, Block D-11, SK&K Survey Co., Terry County, Texas, limited to the depths from the Surface to 8,108’
Terry	Texland	Joe Bailey and Laurine Brownfield Hailey	Griffin & Burnett, Inc.	353	499	6/12/1975	N/2NW/4 of Section 19, Block D-11, SK&K Survey Co., Terry County, Texas, limited to the depths from the Surface to 8,108’
Terry	Texland	Clarence Mack Ross And Wife Nancy E. Ross, Glynna Franks And Husband Rufus E. Franks And Larue Gaither And Husband Harrold Gaither	Griffin & Burnett, Inc.	354	99	6/19/1975	N/2NW/4 of Section 19, Block D-11, SK&K Survey Co., Terry County, Texas, limited to the depths from the Surface to 8,108’
Terry	Texland	First National Bank of Kansas City As Successor Trustee Under Agreement With James Bird Dated November 27, 1954	Griffin & Burnett, Inc.	353	489	7/17/1975	N/2NW/4 of Section 19, Block D-11, SK&K Survey Co., Terry County, Texas, limited to the depths from the Surface to 8,108’
Terry	Texland	Carl S. Fitzgerald Trustee In Bankruptcy of Richard Ladd Brownfield	Griffin & Burnett, Inc.	354	471	8/20/1975	N/2NW/4 of Section 19, Block D-11, SK&K Survey Co., Terry County, Texas, limited to the depths from the Surface to 8,108’
Terry	Texland	Great Western Drilling Company	Texland Petroleum, Inc.	382	97	5/16/1978	N/2NW/4 of Section 19, Block D-11, SK&K Survey Co., Terry County, Texas, limited to the depths from the Surface to 8,108’
Terry	Texland	Daviol, Inc.	Griffin & Burnett, Inc.	382	425	6/2/1978	N/2NW/4 of Section 19, Block D-11, SK&K Survey Co., Terry County, Texas, limited to the depths from the Surface to 8,108’
Terry	Texland	Charles French, Guardian of the Estate of Katherine Adams French	Griffin & Burnett, Inc.	387	487	9/15/1978	N/2NW/4 of Section 19, Block D-11, SK&K Survey Co., Terry County, Texas, limited to the depths from the Surface to 8,108’
Terry	Texland	Joe Paul Cobb	David Petroleum Corp.	683	684	7/3/2002	N/2NW/4 of Section 19, Block D-11, SK&K Survey Co., Terry County, Texas, limited to the depths from the Surface to 8,108’
Terry	Texland	Tom Cobb, Jr.	David Petroleum Corp.	683	687	7/3/2002	N/2NW/4 of Section 19, Block D-11, SK&K Survey Co., Terry County, Texas, limited to the depths from the Surface to 8,108’
Terry	Texland	Bobbie Virginia Hicks, Individually And As Trustee of the Bobbie Virginia Hicks Trust	David Petroleum Corp.	685	359	7/3/2002	N/2NW/4 of Section 19, Block D-11, SK&K Survey Co., Terry County, Texas, limited to the depths from the Surface to 8,108’
Terry	Texland	Stephen Lynn Brownfield, SSP	David Petroleum Corp.	685	362	7/3/2002	N/2NW/4 of Section 19, Block D-11, SK&K Survey Co., Terry County, Texas, limited to the depths from the Surface to 8,108’
Terry	Texland	Robert L. Bowers, Jr., Individually and as Trustee of the Robert L. Bowers, Jr. Trust	David Petroleum Corp.	686	134	7/3/2002	N/2NW/4 of Section 19, Block D-11, SK&K Survey Co., Terry County, Texas, limited to the depths from the Surface to 8,108’
Terry	Texland	Richard Lee Bowers, Mineral Trustee of the Bowers Family Trust, et al	David Petroleum Corp.	686	137	7/3/2002	N/2NW/4 of Section 19, Block D-11, SK&K Survey Co., Terry County, Texas, limited to the depths from the Surface to 8,108’
Terry	Texland	Aurelia Cobb Nelson, SSP	David Petroleum Corp.	683	690	11/12/2002	N/2NW/4 of Section 19, Block D-11, SK&K Survey Co., Terry County, Texas, limited to the depths from the Surface to 8,108’
Ward	Edward Teach	David Randolph Ray, Jr.	Mecca Exploration, LLC	983	151	3/5/2013	W/2 of Section 26, Block B-18, PSL Survey, Ward County, Texas, SAVE AND EXCEPT SW/4SW/4
Ward	Edward Teach	George C. Ray, Jr.	Mecca Exploration, LLC	983	157	3/5/2013	W/2 of Section 26, Block B-18, PSL Survey, Ward County, Texas, SAVE AND EXCEPT SW/4SW/4
Ward	Edward Teach	Deborah Ray	Mecca Exploration, LLC	983	154	3/5/2013	W/2 of Section 26, Block B-18, PSL Survey, Ward County, Texas, SAVE AND EXCEPT SW/4SW/4

County	Property	Lessor	Lessee	Vol	Pg	Date	Legal Description
Ward	Edward Teach	Charles B. Ray	Mecca Exploration, LLC	983	148	3/5/2013	W/2 of Section 26, Block B-18, PSL Survey, Ward County, Texas, SAVE AND EXCEPT SW/4SW/4
Ward	Edward Teach	Abilene Christian University	Mecca Exploration, LLC	983	132	7/24/2013	W/2 of Section 26, Block B-18, PSL Survey, Ward County, Texas, SAVE AND EXCEPT SW/4SW/4
Ward	Edward Teach	Joe D. Bullock, Successor Trustee of the Corner-Fain Oil Trust	Mecca Exploration, LLC	983	145	7/24/2013	W/2 of Section 26, Block B-18, PSL Survey, Ward County, Texas, SAVE AND EXCEPT SW/4SW/4
Ward	Edward Teach	John Porter Mckinley	Northstar Operating Co.	987	568	9/20/2013	W/2 of Section 26, Block B-18, PSL Survey, Ward County, Texas, SAVE AND EXCEPT SW/4SW/4
Ward	Edward Teach	John Edward Ratliff	Northstar Operating Co.	987	582	9/20/2013	W/2 of Section 26, Block B-18, PSL Survey, Ward County, Texas, SAVE AND EXCEPT SW/4SW/4
Ward	Edward Teach	Janet Carol Starkey	Northstar Operating Co.	987	561	9/20/2013	W/2 of Section 26, Block B-18, PSL Survey, Ward County, Texas, SAVE AND EXCEPT SW/4SW/4
Ward	Edward Teach	David Edward Ratliff Trust, John E Ratliff Trustee	Northstar Operating Co.	987	575	9/20/2013	W/2 of Section 26, Block B-18, PSL Survey, Ward County, Texas, SAVE AND EXCEPT SW/4SW/4
Ward	Edward Teach	Barbara Kaufman, Trustee of the Barbara A. Kauffman Revocable Living Trust, et al	Mecca Exploration, LLC	988	509	9/30/2013	W/2 of Section 26, Block B-18, PSL Survey, Ward County, Texas, SAVE AND EXCEPT SW/4SW/4
Ward	Edward Teach	Matthew Russell Westfall And Mary Denise Westfall, Trustees of the M.R. Westfall Family Revocable Trust	Mecca Exploration, LLC	1015	671	9/30/2013	W/2 of Section 26, Block B-18, PSL Survey, Ward County, Texas, SAVE AND EXCEPT SW/4SW/4
Ward	Edward Teach	Edwards Green Minerals, LP	Northstar Operating Co.	986	266	10/7/2013	W/2 of Section 26, Block B-18, PSL Survey, Ward County, Texas, SAVE AND EXCEPT SW/4SW/4
Ward	Edward Teach	Burlington Resources Oil And Gas Company LP	Mecca Exploration, LLC	1004	471	3/5/2014	W/2 of Section 26, Block B-18, PSL Survey, Ward County, Texas, SAVE AND EXCEPT SW/4SW/4
Ward	Edward Teach	Belmont Sisters, LP	Mecca Exploration, LLC	1015	686	4/11/2014	W/2 of Section 26, Block B-18, PSL Survey, Ward County, Texas, SAVE AND EXCEPT SW/4SW/4
Ward	Edward Teach	Chester H. Westfall, III et al.	Mecca Exploration, LLC	1040	476	1/6/2015	W/2 of Section 26, Block B-18, PSL Survey, Ward County, Texas, SAVE AND EXCEPT SW/4SW/4
Ward	Edward Teach	Herring Oil And Gas	Mecca Exploration, LLC	1040	493	3/5/2015	W/2 of Section 26, Block B-18, PSL Survey, Ward County, Texas, SAVE AND EXCEPT SW/4SW/4
Ward	Edward Teach	Oxy Usa Inc.	Mecca Exploration, LLC	1036	729	3/16/2015	W/2 of Section 26, Block B-18, PSL Survey, Ward County, Texas, SAVE AND EXCEPT SW/4SW/4
Ward	Edward Teach	Dd Southern Holding, LLC	Mecca Exploration, LLC	1040	491	4/6/2015	W/2 of Section 26, Block B-18, PSL Survey, Ward County, Texas, SAVE AND EXCEPT SW/4SW/4
Ward	Edward Teach	Hyde Oil And Gas Corp.	Mecca Exploration, LLC	1040	473	4/9/2015	W/2 of Section 26, Block B-18, PSL Survey, Ward County, Texas, SAVE AND EXCEPT SW/4SW/4
Ward	Edward Teach	O’Neill Properties, LTD	Mecca Exploration, LLC	1039	367	4/13/2015	W/2 of Section 26, Block B-18, PSL Survey, Ward County, Texas, SAVE AND EXCEPT SW/4SW/4
Ward	Edward Teach	Keystone O&G Tx, LP, et al	Blackbeard Resources, LLC	1041	432	4/20/2015	W/2 of Section 26, Block B-18, PSL Survey, Ward County, Texas, SAVE AND EXCEPT SW/4SW/4
Ward	Edward Teach	Diamond S	Northstar Operating Co.	1043	221	5/7/2015	W/2 of Section 26, Block B-18, PSL Survey, Ward County, Texas, SAVE AND EXCEPT SW/4SW/4
Ward	Man of War	Winter Shaw Ranch, L.P.	Northstar Operating Company	1039	260	3/25/2015	Section 14, Block B-20, A-1291, PSL Survey, Ward County, Texas, SAVE AND EXCEPT NE/4NE/4
Ward	Marston Ranch	Spindletop Exploration Company, Inc.	Fortune Natural Resources Corporaton	890	471	9/1/2010	Section 7, Block B-19, A-699, PSL Survey; Section 8, Block B-19, A-695, PSL Survey; Section 9, Block B-19, A-696, PSL Survey; Section 1, Block B-20, A-681, PSL Survey, all being in Ward County, Texas
Ward	Marston Ranch	The Allar Company	Mecca Exploration, LLC	937	11	3/21/2012	Section 7, Block B-19, A-699, PSL Survey; Section 8, Block B-19, A-695, PSL Survey; Section 9, Block B-19, A-696, PSL Survey; Section 1, Block B-20, A-681, PSL Survey, all being in Ward County, Texas
Ward	Marston Ranch	The Allar Company	Mecca Exploration, LLC	937	14	3/21/2012	Section 7, Block B-19, A-699, PSL Survey; Section 8, Block B-19, A-695, PSL Survey; Section 9, Block B-19, A-696, PSL Survey; Section 1, Block B-20, A-681, PSL Survey, all being in Ward County, Texas
Ward	Marston Ranch	The Allar Company	Mecca Exploration, LLC	937	20	3/21/2012	Section 7, Block B-19, A-699, PSL Survey; Section 8, Block B-19, A-695, PSL Survey; Section 9, Block B-19, A-696, PSL Survey; Section 1, Block B-20, A-681, PSL Survey, all being in Ward County, Texas
Ward	Marston Ranch	The Allar Company	Mecca Exploration, LLC	937	17	3/21/2012	Section 7, Block B-19, A-699, PSL Survey; Section 8, Block B-19, A-695, PSL Survey; Section 9, Block B-19, A-696, PSL Survey; Section 1, Block B-20, A-681, PSL Survey, all being in Ward County, Texas
Ward	Marston Ranch	Earl J. Koehn	Northstar Operating Company	933	500	3/26/2012	Section 7, Block B-19, A-699, PSL Survey; Section 8, Block B-19, A-695, PSL Survey; Section 9, Block B-19, A-696, PSL Survey; Section 1, Block B-20, A-681, PSL Survey, all being in Ward County, Texas
Ward	Marston Ranch	Thaleia L. Marston, Trustee of the Marston Trust	Mecca Exploration, LLC	933	492	4/10/2012	Section 7, Block B-19, A-699, PSL Survey; Section 8, Block B-19, A-695, PSL Survey; Section 9, Block B-19, A-696, PSL Survey; Section 1, Block B-20, A-681, PSL Survey, all being in Ward County, Texas
Ward	Marston Ranch	Thaleia L. Marston, Trustee of the Marston Trust	Mecca Exploration, LLC	933	487	4/10/2012	Section 7, Block B-19, A-699, PSL Survey; Section 8, Block B-19, A-695, PSL Survey; Section 9, Block B-19, A-696, PSL Survey; Section 1, Block B-20, A-681, PSL Survey, all being in Ward County, Texas
Ward	Marston Ranch	T.C. Craighead & Company	Northstar Operating Company	935	292	5/1/2012	Section 7, Block B-19, A-699, PSL Survey; Section 8, Block B-19, A-695, PSL Survey; Section 9, Block B-19, A-696, PSL Survey; Section 1, Block B-20, A-681, PSL Survey, all being in Ward County, Texas
Ward	Marston Ranch	Spindletop Exploration Company, Inc. A Texas Corporation	Atlantic Energy Holdings, LLC	989	534	10/1/2013	Section 7, Block B-19, A-699, PSL Survey; Section 8, Block B-19, A-695, PSL Survey; Section 9, Block B-19, A-696, PSL Survey; Section 1, Block B-20, A-681, PSL Survey, all being in Ward County, Texas
Ward	Marston Ranch	T.C. Craighead & Company	Blackbeard Resources, LLC	1079	745	6/1/2016	Section 7, Block B-19, A-699, PSL Survey; Section 8, Block B-19, A-695, PSL Survey; Section 9, Block B-19, A-696, PSL Survey; Section 1, Block B-20, A-681, PSL Survey, all being in Ward County, Texas
Ward	Marston Ranch	The Allar Company	Blackbeard Resources, LLC	1079	742	6/8/2016	Section 7, Block B-19, A-699, PSL Survey; Section 8, Block B-19, A-695, PSL Survey; Section 9, Block B-19, A-696, PSL Survey; Section 1, Block B-20, A-681, PSL Survey, all being in Ward County, Texas
Ward	Queen Anne’s Revenge	Joe D Bullock, Successor Trustee of the Corner Fain Oil Trust	Mecca Exploration, LLC	983	145	7/24/2013	E/2 of Section 26 SAVE AND EXCEPT NE/4NE/4, Ward County, Texas
Ward	Queen Anne’s Revenge	Janet Carol Starkey	Northstar Operating Company	987	561	9/20/2013	E/2 of Section 26 SAVE AND EXCEPT NE/4NE/4, Ward County, Texas
Ward	Queen Anne’s Revenge	John Porter Mckinley	Northstar Operating Company	987	568	9/20/2013	E/2 of Section 26 SAVE AND EXCEPT NE/4NE/4, Ward County, Texas
Ward	Queen Anne’s Revenge	John Edward Ratliff	Northstar Operating Company	987	582	9/20/2013	E/2 of Section 26 SAVE AND EXCEPT NE/4NE/4, Ward County, Texas
Ward	Queen Anne’s Revenge	David Edward Ratliff Trust, John E Ratliff Trustee	Northstar Operating Company	987	575	9/20/2013	E/2 of Section 26 SAVE AND EXCEPT NE/4NE/4, Ward County, Texas
Ward	Queen Anne’s Revenge	Edwards Green Minerals, L.P.	Northstar Operating Company	986	266	10/7/2013	E/2 of Section 26 SAVE AND EXCEPT NE/4NE/4, Ward County, Texas
Ward	Queen Anne’s Revenge	Burlington Resources Oil And Gas Company LP	Mecca Exploration, LLC	1004	471	3/5/2014	E/2 of Section 26 SAVE AND EXCEPT NE/4NE/4, Ward County, Texas
Ward	Queen Anne’s Revenge	Belmont Sisters LP	Mecca Exploration, LLC	1015	686	4/11/2014	E/2 of Section 26 SAVE AND EXCEPT NE/4NE/4, Ward County, Texas
Ward	Queen Anne’s Revenge	Magnum Hunter Production, Inc.	Northstar Operating Company			3/1/2015	E/2 of Section 26 SAVE AND EXCEPT NE/4NE/4, Ward County, Texas
Ward	Queen Anne’s Revenge	LMBI O&G LP, et al	Blackbeard Resources, LLC	1041	432	4/20/2015	E/2 of Section 26 SAVE AND EXCEPT NE/4NE/4, Ward County, Texas
Ward	Queen Anne’s Revenge	Charles R Wiggins	Mecca Exploration, LLC	978	546	8/13/2013	E/2 of Section 26 SAVE AND EXCEPT NE/4NE/4, Ward County, Texas
Ward	Swashbuckler	Constance E. Byers	H.L. Brown, Jr.	240	41	8/3/1961	SE/4 of Section 7, Block B-20, PSL Survey, all being in Ward County, Texas
Ward	Swashbuckler	Ronald J. Byers	H.L. Brown, Jr.	240	42	8/3/1961	SE/4 of Section 7, Block B-20, PSL Survey, all being in Ward County, Texas
Ward	Swashbuckler	Robert E. Byers	H.L. Brown, Jr.	240	44	8/3/1961	SE/4 of Section 7, Block B-20, PSL Survey, all being in Ward County, Texas
Ward	Swashbuckler	Texaco Inc.	Rayden	559	691	12/21/1988	SE/4 of Section 7, Block B-20, PSL Survey, all being in Ward County, Texas

County	API	Lease	Well No	RRC Lease No.
COCHRAN	4207931028	SMITH GEORGE W	1	62644
COCHRAN	4207931197	SMITH GEORGE W	1A	62644
COCHRAN	4207931258	SMITH GEORGE W	2	62644
COCHRAN	4207931591	SMITH GEORGE W	3	62644
COKE	4208131711	BRONTE CAMBRIAN UNIT	305	02473
COKE	4208131903	BRONTE CAMBRIAN UNIT	314	02473
COKE	4208131970	BRONTE CAMBRIAN UNIT	318	02473
COKE	4208131975	BRONTE CAMBRIAN UNIT	319	02473
COKE	4208132078	BRONTE CAMBRIAN UNIT	513	02473
COKE	4208132086	BRONTE CAMBRIAN UNIT	516	02473
COKE	4208132087	BRONTE CAMBRIAN UNIT	524	02473
COKE	4208132099	BRONTE CAMBRIAN UNIT	527	02473
COKE	4208132101	BRONTE CAMBRIAN UNIT	529	02473
COKE	4208132057	BRONTE CAMBRIAN UNIT	535	02473
COKE	4208100421	BRONTE CAMBRIAN UNIT	103L	02473
COKE	4208100288	BRONTE CAMBRIAN UNIT	105W	02473
COKE	4208100312	BRONTE CAMBRIAN UNIT	126R	02473
COKE	4208131700	BRONTE CAMBRIAN UNIT	303L	02473
COKE	4208100292	BRONTE CAPPS UNIT	4	02474
COKE	4208100369	BRONTE CAPPS UNIT	10	02474
COKE	4208131951	BRONTE CAPPS UNIT	315	02474
COKE	4208132058	BRONTE CAPPS UNIT	324	02474
COKE	4208132097	BRONTE CAPPS UNIT	508	02474
COKE	4208100371	BRONTE CAPPS UNIT	123 T	02474
COKE	4208100317	BRONTE CAPPS UNIT	129 U	02474
COKE	4208132033	BRONTE PALO PINTO UNIT	1	02472
COKE	4208100316	BRONTE PALO PINTO UNIT	128	02472
COKE	4208131686	BRONTE PALO PINTO UNIT	300	02472
COKE	4208101567	BRONTE PALO PINTO UNIT	133W	02472
COKE	4208100408	BRONTE PALO PINTO UNIT	26R	02472
COKE	4208100311	BRUNSON ‘B’	122L	18069
COKE	4208131953	BRUNSON ‘C’	316	18102
COKE	4208100309	BRUNSON, J. L., -C-	39	04763
COKE	4208100306	BRUNSON, J. L., -C-	42	04763
COKE	4208131763	BRUNSON, J. L., -C-	309	04763
COKE	4208132059	BRUNSON, J. L., -C-	531	04763
COKE	4208132084	BRUNSON, J. L., -C-	532	04763
COKE	4208132098	BRUNSON, J. L., -C-	537	04763
COKE	4208131685	E.C. RAWLINGS	302	17901
COKE	4208131980	J.L. BRUNSON “B”	317	17586
COKE	4208132015	J.L. BRUNSON “B”	404	18098
COKE	4208132014	J.L. BRUNSON ‘B’	402	17902
COKE	4208132041	J.L. BRUNSON D	2	18452
COKE	4208100421	O M KEENEY	103	18035
COKE	4208131711	O M KEENEY	305	18530
COKE	4208100362	R.E. HICKMAN	4	17941
COKE	4208132013	R.E. HICKMAN	400	17941
CRANE	4210336562	6 POUNDER NE	1
CRANE	4210335979	AAKER 73	1	42797
CRANE	4210335977	AAKER 74	2	42787
CRANE	4210335978	AAKER 75	1	42137
CRANE	4210335867	AAKER 75	3	42137
CRANE	4210335865	AAKER 75-76	1H	42396
CRANE	4210335866	AAKER 75A	2	42341
CRANE	4210336567	BARATARIA BAY S	1
CRANE	4210333950	BAYVIEW 12	1	32396
CRANE	4210336550	BLACK BART	1	48221
CRANE	4210334982	COWDEN 47	1	37296
CRANE	4210335012	COWDEN 47	2	37296
CRANE	4210335016	COWDEN 47	3	37296
CRANE	4210335148	COWDEN 48	1	37640
CRANE	4210335427	COWDEN 48	2	37640
CRANE	4213503179	COWDEN, R. B.	2	37925
CRANE	4213503172	COWDEN, R. B.	3	22139
CRANE	4213503180	COWDEN, R. B.	4	22139
CRANE	4213503181	COWDEN, R. B.	5	22139
CRANE	4210333894	DAWSON 78	2	32036

County	API	Lease	Well No	RRC Lease No.
CRANE	4210334072	DAWSON 78A	2	32624
CRANE	4210335707	DAWSON 78B	1	40186
CRANE	4210333899	DAWSON EXXON 77	1	32150
CRANE	4210336000	DPV 78 NO. 1	1	42954
CRANE	4210335041	JAX COWDEN	1	37465
CRANE	4210382483	JAX M COWDEN	804LW	20793
CRANE	4210302692	JAX M COWDEN	3	20793
CRANE	4210336561	JEAN LAFITTE SE	1
CRANE	4210336560	LANDLUBBER	1	48393
CRANE	4210336548	LANDLUBBER	3	48393
CRANE	4210336551	LANDLUBBER	4	48393
CRANE	4210336559	LANDLUBBER	6	48393
CRANE	4210336566	LANDLUBBER	9	489393
CRANE	4210336591	LANDLUBBER	14	48393
CRANE	4210336572	LANDLUBBER N	7
CRANE	4210335894	PEAK VICTOR 02	1	42500
CRANE	4210335708	PEAK VICTOR 12	1	40199
CRANE	4210335803	PEAK VICTOR 12	2	40199
CRANE	4210335828	PEAK VICTOR 2-3	1	41238
CRANE	4210335706	PEAK VICTOR 77	1	40197
CRANE	4210335800	PEAK VICTOR 77	2	40197
CRANE	4210335835	PEAK VICTOR 77	3	40197
CRANE	4210335836	PEAK VICTOR 78	1	42721
ECTOR	4213503162	NGGU 1	5	216725
ECTOR	4213503178	NGGU 2	1C	32440
ECTOR	4213540247	NGGU 2	2C	36572
ECTOR	4213503165	NGGU 2	3C	36572
ECTOR	4213541335	NGGU 2	4C	36572
ECTOR	4213542560	NGGU 2	5	36572
ECTOR	4213542561	NGGU 2	6	36572
ECTOR	4213542562	NGGU 2	7	36572
ECTOR	4213542563	NGGU 2	8	36572
GLASSCOCK	4217337241	BHP	1
GLASSCOCK	4217334999	CSM	1D	42294
GLASSCOCK	4217335099	CSM	1R	42294
GLASSCOCK	4217334740	EDB	1	43510
GLASSCOCK	4217335619	HBS	1	44364
GLASSCOCK	4217336854	HBS “39”	2	46110
GLASSCOCK	4217335703	J.J. PHILLIPS	1	44230
GLASSCOCK	4217336167	J.J. PHILLIPS	2	44230
GLASSCOCK	4217335000	JBL	1	42994
GLASSCOCK	4217335569	JBL	2	42994
GLASSCOCK	4217335864	JBL	3	42994
GLASSCOCK	4217335570	LDJ	1	44630
GLASSCOCK	4217335757	M.F. DUNN	1	44308
GLASSCOCK	4217335008	MLP	1	43296
GLASSCOCK	4217335833	PRC	1	46456
GLASSCOCK	4217335895	QUAHADI	1	44618
GLASSCOCK	4217337334	QUAHADI	2	44618
GLASSCOCK	4217334444	SFO	1	42733
GLASSCOCK	4217335014	SFO	2	42733
GLASSCOCK	4217335414	SFO	3	42733
GLASSCOCK	4217335651	SFO	4	42733
GLASSCOCK	4217333742	TCG	2	39129
GLASSCOCK	4217337709	TCG	11
GLASSCOCK	4217333448	TCG	1	39129
GLASSCOCK	4217334087	TCG “27”	5	42212
GLASSCOCK	4217334088	TCG “27”	6	42212
GLASSCOCK	4217334096	TCG “34”	7	41702
GLASSCOCK	4217334097	TCG “34”	8	41702
GLASSCOCK	4217336984	TCG “34”	10	41702
GLASSCOCK	4217333743	TCGSE 27	3	42389
GLASSCOCK	4217335086	TCGSE 27	9D	42389
GLASSCOCK	4217333797	TCGSW 27	4	42390
GLASSCOCK	4217336019	VE PHILLIPS	1	46295
HOCKLEY	4221936287	BOSWORTH FARM	1	67654
HOCKLEY	4221936318	BOSWORTH FARM	2	67654

County	API	Lease	Well No	RRC Lease No.
HOCKLEY	4221936470	BOSWORTH FARM	3	67654
HOCKLEY	4221936524	BOSWORTH FARM	4	67654
HOCKLEY	4221936546	BOSWORTH FARM	5	67654
HOCKLEY	4221936747	BOSWORTH FARM	6	67654
HOCKLEY	4221936748	BOSWORTH FARM	7	67654
HOCKLEY	4221936749	BOSWORTH FARM	8	67654
HOCKLEY	4221936750	BOSWORTH FARM	9	67654
HOCKLEY	4221937128	BOSWORTH FARM	10	67654
HOCKLEY	4221937127	BOSWORTH FARM	11	67654
HOCKLEY	4221937321	BOSWORTH FARM	13	67654
HOCKLEY		BOSWORTH FARM	WSW 1	67654
HOCKLEY		BOSWORTH FARM	WSW 2	67654
HOCKLEY		BOSWORTH FARM	WSW 3	67654
HOCKLEY	4221936516	COCHRAN	1	68208
HOCKLEY	4221937054	COCHRAN	2	68208
HOCKLEY	4221937310	COCHRAN	3	68208
HOCKLEY	4221937323	COCHRAN	4	68208
HOCKLEY	4221910304	DAVIS “E”	2	19598
HOCKLEY	4221910413	DAVIS “E”	3	19598
HOCKLEY	4221936650	DENNIS	1	68460
HOCKLEY	4221937025	DENNIS	2	68460
HOCKLEY	2193704600	DENNIS	3	68460
HOCKLEY	4221937324	DENNIS	4	68460
HOCKLEY	4221937336	DENNIS	6	68460
HOCKLEY	4221937104	HARDEN 1	1	69448
HOCKLEY	4221935962	MORGAN	2	67289
HOCKLEY	4221931282	PACE, C. T. 1	1	67579
NOLAN	4235332937	WANDA WILLIAMSON	2	29897
NOLAN	4235332932	WANDA WILLIAMSON	1	29897
SCHLEICHER	4241332580	MCGREGOR UNIT	101	19114
SCHLEICHER	4241332543	MCGREGOR UNIT	102	19114
SCHLEICHER	4241331531	MCGREGOR UNIT	201	19114
SCHLEICHER	4241332540	MCGREGOR UNIT	202	19114
SCHLEICHER	4241332542	MCGREGOR UNIT	203	19114
SCHLEICHER	4241332473	MCGREGOR UNIT	204	19114
SCHLEICHER	4241332264	MCGREGOR UNIT	205	19114
SCHLEICHER	4241332429	MCGREGOR UNIT	206	19114
SCHLEICHER	4241332425	MCGREGOR UNIT	207	19114
SCHLEICHER	4241332441	MCGREGOR UNIT	208	19114
SCHLEICHER	4241332384	MCGREGOR UNIT	209	19114
SCHLEICHER	4241332453	MCGREGOR UNIT	301	19114
SCHLEICHER	4241332267	MCGREGOR UNIT	302	19114
SCHLEICHER	4241332397	MCGREGOR UNIT	303	19114
SCHLEICHER	4241332395	MCGREGOR UNIT	304	19114
SCHLEICHER	4241332546	MCGREGOR UNIT	305	19114
SCHLEICHER	4241332415	MCGREGOR UNIT	306	19114
SCHLEICHER	4241332263	MCGREGOR UNIT	307	19114
SCHLEICHER	4241332402	MCGREGOR UNIT	307	19114
SCHLEICHER	4241331509	MCGREGOR UNIT	401	19114
SCHLEICHER	4241332414	MCGREGOR UNIT	402	19114
SCHLEICHER	4241332548	MCGREGOR UNIT	403	19114
SCHLEICHER	4241332404	MCGREGOR UNIT	404	19114
SCHLEICHER	4241332547	MCGREGOR UNIT	405	19114
SCHLEICHER	4241332436	MCGREGOR UNIT	406	19114
SCHLEICHER	4241332405	MCGREGOR UNIT	407	19114
SCHLEICHER	4241332424	MCGREGOR UNIT	408	19114
SCHLEICHER	4241332585	MCGREGOR UNIT	409	19114
SCHLEICHER	4241332539	MCGREGOR UNIT	501	19114
SCHLEICHER	4241332449	MCGREGOR UNIT	502	19114
SCHLEICHER	4241300360	MCGREGOR UNIT	503	19114
SCHLEICHER	4241332551	MCGREGOR UNIT	504	19114
SCHLEICHER	4241310439	MCGREGOR UNIT	505	19114
SCHLEICHER	4241332439	MCGREGOR UNIT	506	19114
SCHLEICHER	4241310413	MCGREGOR UNIT	508	19114
SCHLEICHER	4241330047	MCGREGOR UNIT	509	19114
SCHLEICHER	4241332637	MCGREGOR UNIT	601	19114
SCHLEICHER	4241332624	MCGREGOR UNIT	602	19114

County	API	Lease	Well No	RRC Lease No.
SCHLEICHER	4241332581	MCGREGOR UNIT	603	19114
SCHLEICHER	4241332545	MCGREGOR UNIT	604	19114
SCHLEICHER	4241332986	MCGREGOR UNIT	605	19114
SCHLEICHER	4241332979	MCGREGOR UNIT	607	19114
SCHLEICHER	4241332982	MCGREGOR UNIT	608	19114
SCHLEICHER	4241332983	MCGREGOR UNIT	609	19114
SCHLEICHER	4241332981	MCGREGOR UNIT	610	19114
SCHLEICHER	4241332997	MCGREGOR UNIT	611	19114
SCHLEICHER	4241332993	MCGREGOR UNIT	612	19114
SCHLEICHER	4241332996	MCGREGOR UNIT	613	19114
SCHLEICHER	4241332994	MCGREGOR UNIT	614	19114
SCHLEICHER	4241332995	MCGREGOR UNIT	615	19114
SCHLEICHER	4241332751	MCGREGOR UNIT	701	19114
SCHLEICHER	4241332626	MCGREGOR UNIT	702	19114
SCHLEICHER	4241332710	MCGREGOR UNIT	703	19114
SCHLEICHER	4241332579	MCGREGOR UNIT	705	19114
SCHLEICHER	4241332667	MCGREGOR UNIT	706	19114
SCHLEICHER	4241332978	MCGREGOR UNIT	710	19114
SCHLEICHER	4241330135	MCGREGOR UNIT	901	19114
SCHLEICHER	4241332385	MCGREGOR UNIT	2010	19114
SCHLEICHER	4241332428	MCGREGOR UNIT	4010	19114
SCHLEICHER	4241332586	MCGREGOR UNIT	4011	19114
SCHLEICHER	4241331748	MCGREGOR UNIT	5010	19114
SCHLEICHER	4241332552	MCGREGOR UNIT	5011	19114
SCHLEICHER	4241332747	MCGREGOR UNIT		19114
SCHLEICHER	4241332976	THORNBURG 27	8	18021
SCHLEICHER	4241332852	THORNBURG 27	10	18021
SCHLEICHER	4241332977	THORNBURG 27	11	18021
SCHLEICHER	4241332999	THORNBURG 27	13	18021
SCHLEICHER	4241332989	THORNBURG 27	15	18021
SCHLEICHER	4241332987	THORNBURG 27	16	18021
SCHLEICHER	4241332988	THORNBURG 27	17	18021
SCHLEICHER	4241332998	THORNBURG 27	18	18021
SCHLEICHER	4241333006	THORNBURG 27	19	18021
SCHLEICHER	4241331378	THORNBURG 5	5	4960
SCHLEICHER	4241300091	TISDALE 1	1	10626
SCHLEICHER	4241300206	TREADWELL 1	1	18881
SCHLEICHER	4241332590	TREADWELL TRUST 19-1	19-1	16979
SCHLEICHER	4241332588	TREADWELL TRUST 19-2	19-2	16979
SCHLEICHER	4241332589	TREADWELL TRUST 19-A-3	19-A-3	17128
SCHLEICHER	4241332752	TREADWELL TRUST 19-B-4	19-B-4	17617
SCHLEICHER	4241332796	TREADWELL TRUST 19-B-5	19-B-5	17617
STONEWALL	4243333987	BUBELA	1	31632
STONEWALL	4243332721	BUBELA-WENDEBORN	1	26299
STONEWALL	4243380647	EAST FLOWERS UNIT	12	10632
STONEWALL	4243380648	EAST FLOWERS UNIT	13	10632
STONEWALL	4243334138	EAST FLOWERS UNIT	14	10632
STONEWALL	4243334136	EAST FLOWERS UNIT	15	10632
STONEWALL	4243380651	EAST FLOWERS UNIT	41	10632
STONEWALL	4243300067	EAST FLOWERS UNIT	52	10632
STONEWALL	4243380656	EAST FLOWERS UNIT	54	10632
STONEWALL	4243380658	EAST FLOWERS UNIT	56	10632
STONEWALL	4243380659	EAST FLOWERS UNIT	57	10632
STONEWALL	4243380660	EAST FLOWERS UNIT	58	10632
STONEWALL	4243380662	EAST FLOWERS UNIT	61	10632
STONEWALL	4243380663	EAST FLOWERS UNIT	63	10632
STONEWALL	4243301867	EAST FLOWERS UNIT	91	10632
STONEWALL	4243301873	EAST FLOWERS UNIT	92	10632
STONEWALL	4243380667	EAST FLOWERS UNIT	112	10632
STONEWALL	4243301872	EAST FLOWERS UNIT	114	10632
STONEWALL	4243334099	EAST FLOWERS UNIT	116	10632
STONEWALL	4243380668	EAST FLOWERS UNIT	125	10632
STONEWALL	4243310611	EAST FLOWERS UNIT	131	10632
STONEWALL	4243334137	EAST FLOWERS UNIT	132	10632
STONEWALL	4243330950	EAST FLOWERS UNIT	510	10632
STONEWALL	4243334098	EAST FLOWERS UNIT	911	10632
STONEWALL	4243333395	EAST FLOWERS UNIT	113X	10632

County	API	Lease	Well No	RRC Lease No.
STONEWALL	4243333390	EAST FLOWERS UNIT	128X	10632
STONEWALL		EAST FLOWERS UNIT	3-1 WSW	10632
STONEWALL	4243333366	EAST FLOWERS UNIT	512X	10632
STONEWALL	4243333367	EAST FLOWERS UNIT	513X	10632
STONEWALL	4243333378	EAST FLOWERS UNIT	514X	10632
STONEWALL	4243334012	EAST FLOWERS UNIT	5-25	10632
STONEWALL	4243334014	EAST FLOWERS UNIT	5-26	10632
STONEWALL	4243334038	EAST FLOWERS UNIT	528 WSW	10632
STONEWALL	4243334025	EAST FLOWERS UNIT	529	10632
STONEWALL	4243333363	EAST FLOWERS UNIT	65X	10632
STONEWALL	4243333364	EAST FLOWERS UNIT	66X	10632
STONEWALL	4243333365	EAST FLOWERS UNIT	83X	10632
STONEWALL	4243333389	EAST FLOWERS UNIT	84X	10632
STONEWALL	4243333396	EAST FLOWERS UNIT	93X	10632
STONEWALL	4243334136	EAST FLOWERS UNIT	15	10632
STONEWALL	4243334103	EAST FLOWERS UNIT	530	10632
STONEWALL	4243334139	EAST FLOWERS UNIT	532	10632
STONEWALL	4243334105	EAST FLOWERS UNIT	533	10632
STONEWALL	4243380368	GUEST CANYON SAND UNIT	10	10855
STONEWALL	4243380703	GUEST CANYON SAND UNIT	25	10855
STONEWALL	4243330072	GUEST CANYON SAND UNIT	34	10855
STONEWALL	4243330074	GUEST CANYON SAND UNIT	35	10855
STONEWALL	4243330306	GUEST CANYON SAND UNIT	39	10855
STONEWALL	4243330310	GUEST CANYON SAND UNIT	40	10855
STONEWALL	4243330309	GUEST CANYON SAND UNIT	41	10855
STONEWALL	4243330308	GUEST CANYON SAND UNIT	42	10855
STONEWALL	4243330434	GUEST CANYON SAND UNIT	43	10855
STONEWALL	4243330445	GUEST CANYON SAND UNIT	44	10855
STONEWALL	4243330446	GUEST CANYON SAND UNIT	46	10855
STONEWALL	4243330442	GUEST CANYON SAND UNIT	47	10855
STONEWALL	4243331399	GUEST CANYON SAND UNIT	49	10855
STONEWALL	4243331400	GUEST CANYON SAND UNIT	50	10855
STONEWALL	4243331507	GUEST CANYON SAND UNIT	51	10855
STONEWALL	4243331535	GUEST CANYON SAND UNIT	52	10855
STONEWALL	4243331791	GUEST CANYON SAND UNIT	53	10855
STONEWALL	4243333142	GUEST CANYON SAND UNIT	54	10855
STONEWALL	4243333053	GUEST CANYON SAND UNIT	55	10855
STONEWALL		GUEST CANYON SAND UNIT	56	10855
STONEWALL	4243333986	WENDEBORN	2	31592
TERRY	4244531822	CHRISTINE	1	67783
TERRY	4244532090	CHRISTINE	2	67783
TERRY	4244532438	CHRISTINE	3	67783
TERRY	4244532444	CHRISTINE	4	67784
TERRY	4244530044	GRACEY H.C.	1	60664
TERRY	4244530663	GRACEY H.C.	2	60664
TERRY	4244530718	GRACEY H.C.	3	60664
TERRY	4244532359	GRACEY H.C.	5	60664
TERRY	4244532360	GRACEY H.C.	6	60664
TERRY	4244532361	GRACEY H.C.	7	60664
TERRY	4244532437	GRACEY H.C.	8	60664
TERRY	4244532448	GRACEY H.C.	9	60664
TERRY	4244531934	GRANBURY	1	68293
TERRY	4244531970	GRANBURY	2	68293
TERRY	4244531805	HELEN	1	67799
TERRY	4244531866	HELEN	2	67799
TERRY	4244531887	HELEN	3	67799
TERRY	4244531906	HELEN	4	67799
TERRY	4244531919	HELEN	5	67799
TERRY	4244531964	HELEN	6	67799
TERRY	4244532036	HELEN	7	67799
TERRY	4244532068	HELEN	8	67799
TERRY	4244532067	HELEN	9	67799
TERRY	4244532415	HELEN	10	67799
TERRY	4244532168	HELEN	11	67799
TERRY	4244532416	HELEN	12	67799
TERRY	4244532417	HELEN	13	67799
TERRY	4244532418	HELEN	14	67799

County	API	Lease	Well No	RRC Lease No.
TERRY	4244532427	HELEN	15	67799
TERRY	4244532431	HELEN	16	67799
TERRY	4244532441	HELEN	17	67799
TERRY	4244532442	HELEN	18	67799
TERRY	4244532443	HELEN	19	67799
TERRY	4244532450	HELEN	20	67799
TERRY	4244531813	JACOBSON TRAIL	1	67736
TERRY	4244532447	JACOBSON TRAIL	2	67736
TERRY	4244531959	JONES	4	68359
TERRY	4244532221	JONES	5	68359
TERRY	4244532224	JONES	6	68359
TERRY	4244532433	JONES	7	68359
TERRY	4244531933	MABEE	1	68315
TERRY	4244531960	MABEE	2	68315
TERRY	4244531966	MABEE	3	68315
TERRY	4244530662	MATHIE #1	1	67296
TERRY	4244530757	MATHIE #2	2	67458
TERRY	4244530180	NWTA	101	63221
TERRY	4244530579	NWTA	201R	63221
TERRY	4244530602	NWTA	202	63221
TERRY	4244530910	NWTA	203	63221
TERRY	4244532336	NWTA	204	63221
TERRY	4244532355	NWTA	205	63221
TERRY	4244532346	NWTA	206	63221
TERRY	4244532372	NWTA	207	63221
TERRY	4244530280	NWTA	301	63221
TERRY	4244530622	NWTA	304	63221
TERRY	4244530903	NWTA	305	63221
TERRY	4244530909	NWTA	306	63221
TERRY	4244531973	NWTA	309	63221
TERRY	4244532327	NWTA	310	63221
TERRY	4244532337	NWTA	311	63221
TERRY	4244532335	NWTA	312	63221
TERRY	4244532400	NWTA	313	63221
TERRY	4244532350	NWTA	314	63221
TERRY	4244532384	NWTA	315	63221
TERRY	4244532351	NWTA	316	63221
TERRY	4244530616	NWTA	402	63221
TERRY	4244532345	NWTA	403	63221
TERRY	4244530180	NWTA	404	63221
TERRY	4244530716	NWTA	508	63221
TERRY	4244530180	NWTA	510	63221
TERRY	4244532347	NWTA	511	63221
TERRY	4244530617	NWTA	601	63221
TERRY	4244531107	NWTA	604	63221
TERRY	4244532328	NWTA	605	63221
TERRY	4244532334	NWTA	606	63221
TERRY	4244532386	NWTA	607	63221
TERRY	4244532378	NWTA	609	63221
TERRY	4244532390	NWTA	700	63221
TERRY	4244532398	NWTA	709	63221
TERRY	4244532400	NWTA	713	63221
TERRY	4244532404	NWTA	715	63221
TERRY	4244532405	NWTA	716	63221
TERRY	4244532409	NWTA	725	63221
TERRY	4244532379	NWTA	102	63221
TERRY	4244500650	NYSTEL J.P. A 1	1	712
TERRY	4244500652	NYSTEL J.P. A 2 - MULTI	1	712
TERRY	4244530625	ROSE REX 109	109	62323
TERRY	4244530819	TAPP E.A.	2	712
TERRY	4244500653	TAPP E.A.	1	712
TERRY	4244532432	TEXLAND	1	68474
TERRY	4244531937	TEXLAND	2	68474
WARD	4247536395	ALLAR-MARSTON	1	44073
WARD	4247536245	ALLAR-MARSTON	2	44073
WARD	4247536407	ALLAR-MARSTON	3	44073
WARD	4247536637	ALLAR-MARSTON	4	44073

County	API	Lease	Well No	RRC Lease No.
WARD	4247537038	ALLAR-MARSTON	5	44073
WARD	4247536825	ALLAR-MARSTON	6	44073
WARD	4247536942	ALLAR-MARSTON	7	44073
WARD	4247537006	ALLAR-MARSTON	8	44073
WARD	4247537011	ALLAR-MARSTON	9	44073
WARD	4247536246	DAVID L MARSTON	1	43408
WARD	4247536408	DAVID L MARSTON	2	43408
WARD	4247536430	DAVID L MARSTON	3	43408
WARD	4247537005	DAVID L MARSTON	4	43408
WARD	4247536432	DAVID L MARSTON	5	43408
WARD	4247536431	DAVID L MARSTON	6	43408
WARD	4247536944	DAVID L MARSTON	7	43408
WARD	4247536477	DAVID L MARSTON	8	43408
WARD	4247536479	DAVID L MARSTON	9	43408
WARD	4247537002	DAVID L MARSTON	11	43408
WARD	4247537024	DAVID L MARSTON	13	43408
WARD	4247537048	DAVID L MARSTON	15	43408
WARD	4247537126	DAVID L MARSTON	16	43408
WARD	4247537087	DAVID L MARSTON	17	43408
WARD	4247536972	EDWARD TEACH	1	47993
WARD	4247537121	EDWARD TEACH	5	47993
WARD	4247537185	EDWARD TEACH	7	47993
WARD	4247537194	EDWARD TEACH	9	47993
WARD	4247537023	EDWARD TEACH SE	2	48336
WARD	4247537039	EDWARD TEACH SE	3	48336
WARD	4247537093	EDWARD TEACH SE	4	48336
WARD	4247537239	EDWARD TEACH SW	10	48336
WARD	4247536668	LAWRENCE	1	45881
WARD	4247536739	LAWRENCE	2	45881
WARD	4247536828	LAWRENCE	3	45881
WARD	4247536943	LAWRENCE	4	45881
WARD	4247536965	LAWRENCE	6	45881
WARD	4247537003	LAWRENCE	10	45881
WARD	4247537100	MAN OF WAR	1	48101
WARD	4247536478	MARSTON-KOEHN	2	45832
WARD	4247536490	MARSTON-KOEHN	3	45832
WARD	4247532065	MARSTON-KOEHN	4	45832
WARD	4247536827	MARSTON-KOEHN	6	45832
WARD	4247536941	MARSTON-KOEHN	7	45832
WARD	4247536966	QUEEN ANNES REVENGE	1	47707
WARD	4247537012	QUEEN ANNES REVENGE	2	47707
WARD	4247537033	QUEEN ANNES REVENGE	3	47707
WARD	4247537182	QUEEN ANNES REVENGE	4	47707
WARD	4247537183	QUEEN ANNES REVENGE	5	47707
WARD	4247537088	QUEEN ANNES REVENGE	6	47707
WARD	4247537128	QUEEN ANNES REVENGE	7	47707
WARD	4247537134	SWASHBUCKLER	2	48160
WARD	4247537042	SWASHBUCKLER SE	1	48160

EXHIBIT B
FORM OF COPAS

(See Attached)

COPAS 2005 Accounting Procedure Recommended by COPAS

Exhibit “  ”

ACCOUNTING PROCEDURE

JOINT OPERATIONS

Attached to and made part of

I. GENERAL PROVISIONS

IF THE PARTIES FAIL TO SELECT EITHER ONE OF COMPETING “ALTERNATIVE” PROVISIONS, OR SELECT ALL THE COMPETING “ALTERNATIVE” PROVISIONS, ALTERNATIVE 1 IN EACH SUCH INSTANCE SHALL BE DEEMED TO HAVE BEEN ADOPTED BY THE PARTIES AS A RESULT OF ANY SUCH OMISSION OR DUPLICATE NOTATION.

IN THE EVENT THAT ANY “OPTIONAL” PROVISION OF THIS ACCOUNTING PROCEDURE IS NOT ADOPTED BY THE PARTIES TO THE AGREEMENT BY A TYPED, PRINTED OR HANDWRITTEN INDICATION, SUCH PROVISION SHALL NOT FORM A PART OF THIS ACCOUNTING PROCEDURE, AND NO INFERENCE SHALL BE MADE CONCERNING THE INTENT OF THE PARTIES IN SUCH EVENT.

1.              DEFINITIONS

All terms used in this Accounting Procedure shall have the following meaning, unless otherwise expressly defined in the Agreement:

“Affiliate” means for a person, another person that controls, is controlled by, or is under common control with that person. In this definition, (a) control means the ownership by one person, directly or indirectly, of more than fifty percent (50%) of the voting securities of a corporation or, for other persons, the equivalent ownership interest (such as partnership interests), and (b) “person” means an individual, corporation, partnership, trust, estate, unincorporated organization, association, or other legal entity.

“Agreement” means the operating agreement, farmout agreement, or other contract between the Parties to which this Accounting Procedure is attached.

“Controllable Material” means Material that, at the time of acquisition or disposition by the Joint Account, as applicable, is so classified in the Material Classification Manual most recently recommended by the Council of Petroleum Accountants Societies (COPAS).

“Equalized Freight” means the procedure of charging transportation cost to the Joint Account based upon the distance from the nearest Railway Receiving Point to the property.

“Excluded Amount” means a specified excluded trucking amount most recently recommended by COPAS.

“Field Office” means a structure, or portion of a structure, whether a temporary or permanent installation, the primary function of which is to directly serve daily operation and maintenance activities of the Joint Property and which serves as a staging area for directly chargeable field personnel.

“First Level Supervision” means those employees whose primary function in Joint Operations is the direct oversight of the Operator’s field employees and/or contract labor directly employed On-site in a field operating capacity. First Level Supervision functions may include, but are not limited to:

•      Responsibility for field employees and contract labor engaged in activities that can include field operations, maintenance, construction, well remedial work, equipment movement and drilling

•      Responsibility for day-to-day direct oversight of rig operations

•      Responsibility for day-to-day direct oversight of construction operations

•      Coordination of job priorities and approval of work procedures

COPYRIGHT © 2005 by Council of Petroleum Accountants Societies, Inc. (COPAS)

1

•      Responsibility for optimal resource utilization (equipment, Materials, personnel)

•      Responsibility for meeting production and field operating expense targets

•      Representation of the Parties in local matters involving community, vendors, regulatory agents and landowners, as an incidental part of the supervisor’s operating responsibilities

•      Responsibility for all emergency responses with field staff

•      Responsibility for implementing safety and environmental practices

•      Responsibility for field adherence to company policy

•      Responsibility for employment decisions and performance appraisals for field personnel

•      Oversight of sub-groups for field functions such as electrical, safety, environmental, telecommunications, which may have group or team leaders.

“Joint Account” means the account showing the charges paid and credits received in the conduct of the Joint Operations that are to be shared by the Parties, but does not include proceeds attributable to hydrocarbons and by-products produced under the Agreement.

“Joint Operations” means all operations necessary or proper for the exploration, appraisal, development, production, protection, maintenance, repair, abandonment, and restoration of the Joint Property.

2

“Joint Property” means the real and personal property subject to the Agreement.

“Laws” means any laws, rules, regulations, decrees, and orders of the United States of America or any state thereof and all other governmental bodies, agencies, and other authorities having jurisdiction over or affecting the provisions contained in or the transactions contemplated by the Agreement or the Parties and their operations, whether such laws now exist or are hereafter amended, enacted, promulgated or issued.

“Material” means personal property, equipment, supplies, or consumables acquired or held for use by the Joint Property.

“Non-Operators” means the Parties to the Agreement other than the Operator.

“Offshore Facilities” means platforms, surface and subsea development and production systems, and other support systems such as oil and gas handling facilities, living quarters, offices, shops, cranes, electrical supply equipment and systems, fuel and water storage and piping, heliport, marine docking installations, communication facilities, navigation aids, and other similar facilities necessary in the conduct of offshore operations, all of which are located offshore.

“Off-site” means any location that is not considered On-site as defined in this Accounting Procedure.

“On-site” means on the Joint Property when in direct conduct of Joint Operations. The term “On-site” shall also include that portion of Offshore Facilities, Shore Base Facilities, fabrication yards, and staging areas from which Joint Operations are conducted, or other facilities that directly control equipment on the Joint Property, regardless of whether such facilities are owned by the Joint Account.

“Operator” means the Party designated pursuant to the Agreement to conduct the Joint Operations.

“Parties” means legal entities signatory to the Agreement or their successors and assigns. Parties shall be referred to individually as “Party.”

“Participating Interest” means the percentage of the costs and risks of conducting an operation under the Agreement that a Party agrees, or is otherwise obligated, to pay and bear.

“Participating Party” means a Party that approves a proposed operation or otherwise agrees, or becomes liable, to pay and bear a share of the costs and risks of conducting an operation under the Agreement.

“Personal Expenses” means reimbursed costs for travel and temporary living expenses.

“Railway Receiving Point” means the railhead nearest the Joint Property for which freight rates are published, even though an actual railhead may not exist.

“Shore Base Facilities” means onshore support facilities that during Joint Operations provide such services to the Joint Property as a receiving and transshipment point for Materials; debarkation point for drilling and production personnel and services; communication, scheduling and dispatching center; and other associated functions serving the Joint Property.

“Supply Store” means a recognized source or common stock point for a given Material item.

“Technical Services” means services providing specific engineering, geoscience, or other professional skills, such as those performed by engineers, geologists, geophysicists, and technicians, required to handle specific operating conditions and problems for the benefit of Joint Operations; provided, however, Technical Services shall not include those functions specifically identified as overhead under the second paragraph of the introduction of Section III (Overhead). Technical Services may be provided by the Operator, Operator’s Affiliate, Non-Operator, Non-Operator Affiliates, and/or third parties.

2.              STATEMENTS AND BILLINGS

The Operator shall bill Non-Operators on or before the last day of the month for their proportionate share of the Joint Account for the preceding month. Such bills shall be accompanied by statements that identify the AFE (authority for expenditure), lease or facility, and all charges and credits summarized by appropriate categories of investment and expense. Controllable Material shall be separately identified and fully described in detail, or at the Operator’s option, Controllable Material may be summarized by major Material classifications. Intangible drilling costs, audit adjustments, and unusual charges and credits shall be separately and clearly identified.

The Operator may make available to Non-Operators any statements and bills required under Section I.2 and/or Section I.3.A (Advances and Payments by the Parties) via email, electronic data interchange, internet websites or other equivalent electronic media in lieu of paper copies. The Operator shall provide the Non-Operators instructions and any necessary information to access and receive the statements and bills within the timeframes specified herein. A statement or billing shall be deemed as delivered twenty-four (24) hours (exclusive of weekends and holidays) after the Operator notifies the Non-Operator that the statement or billing is available on the website and/or sent via email or electronic data interchange transmission. Each Non-Operator individually shall elect to receive statements and billings electronically, if available from the Operator, or request paper copies. Such election may be changed upon thirty (30) days prior written notice to the Operator.

3

3.              ADVANCES AND PAYMENTS BY THE PARTIES

A.            Unless otherwise provided for in the Agreement, the Operator may require the Non-Operators to advance their share of the estimated cash outlay for the succeeding month’s operations within fifteen (15) days after receipt of the advance request or by the first day of the month for which the advance is required, whichever is later. The Operator shall adjust each monthly billing to reflect advances received from the Non-Operators for such month. If a refund is due, the Operator shall apply the amount to be refunded to the subsequent month’s billing or advance, unless the Non-Operator sends the Operator a written request for a cash refund. The Operator shall remit the refund to the Non-Operator within fifteen (15) days of receipt of such written request.

B.            Except as provided below, each Party shall pay its proportionate share of all bills in full within fifteen (15) days of receipt date. If payment is not made within such time, the unpaid balance shall bear interest compounded monthly at the prime rate published by the Wall Street Journal on the first day of each month the payment is delinquent, plus three percent (3%), per annum, or the maximum contract rate permitted by the applicable usury Laws governing the Joint Property, whichever is the lesser, plus attorney’s fees, court costs, and other costs in connection with the collection of unpaid amounts. If the Wall Street Journal ceases to be published or discontinues publishing a prime rate, the unpaid balance shall bear interest compounded monthly at the prime rate published by the Federal Reserve plus three percent (3%), per annum. Interest shall begin accruing on the first day of the month in which the payment was due. Payment shall not be reduced or delayed as a result of inquiries or anticipated credits unless the Operator has agreed. Notwithstanding the foregoing, the Non-Operator may reduce payment, provided it furnishes documentation and explanation to the Operator at the time payment is made, to the extent such reduction is caused by:

(1)   being billed at an incorrect working interest or Participating Interest that is higher than such Non-Operator’s actual working interest or Participating Interest, as applicable; or

(2)   being billed for a project or AFE requiring approval of the Parties under the Agreement that the Non-Operator has not approved or is not otherwise obligated to pay under the Agreement; or

(3)   being billed for a property in which the Non-Operator no longer owns a working interest, provided the Non-Operator has furnished the Operator a copy of the recorded assignment or letter in-lieu. Notwithstanding the foregoing, the Non-Operator shall remain responsible for paying bills attributable to the interest it sold or transferred for any bills rendered during the thirty (30) day period following the Operator’s receipt of such written notice; or

(4)   charges outside the adjustment period, as provided in Section I.4 (Adjustments).

4.              ADJUSTMENTS

A.            Payment of any such bills shall not prejudice the right of any Party to protest or question the correctness thereof; however, all bills and statements, including payout statements, rendered during any calendar year shall conclusively be presumed to be true and correct, with respect only to expenditures, after twenty-four (24) months following the end of any such calendar year, unless within said period a Party takes specific detailed written exception thereto making a claim for adjustment. The Operator shall provide a response to all written exceptions, whether or not contained in an audit report, within the time periods prescribed in Section I.5 (Expenditure Audits).

B.            All adjustments initiated by the Operator, except those described in items (1) through (4) of this Section I.4.B, are limited to the twenty-four (24) month period following the end of the calendar year in which the original charge appeared or should have appeared on the Operator’s Joint Account statement or payout statement. Adjustments that may be made beyond the twenty-four (24) month period are limited to adjustments resulting from the following:

(1)         a physical inventory of Controllable Material as provided for in Section V (Inventories of Controllable Material), or

(2)         an offsetting entry (whether in whole or in part) that is the direct result of a specific joint interest audit exception granted by the Operator relating to another property, or

(3)         a government/regulatory audit, or

(4)         a working interest ownership or Participating Interest adjustment.

5.              EXPENDITURE AUDITS

A.            A Non-Operator, upon written notice to the Operator and all other Non-Operators, shall have the right to audit the Operator’s accounts and records relating to the Joint Account within the twenty-four (24) month period following the end of such calendar year in which such bill was rendered; however, conducting an audit shall not extend the time for the taking of written exception to and the adjustment of accounts as provided for in Section I.4 (Adjustments). Any Party that is subject to payout accounting under the Agreement shall have the right to audit the accounts and records of the Party responsible for preparing the payout statements, or of the Party furnishing information to the Party responsible for preparing payout statements. Audits of payout accounts may include the volumes of hydrocarbons produced and saved and proceeds received for such hydrocarbons as they pertain to payout accounting required under the Agreement. Unless otherwise provided in the Agreement, audits of a payout account shall be conducted within the twenty-four (24) month period following the end of the calendar year in which the payout statement was rendered.

Where there are two or more Non-Operators, the Non-Operators shall make every reasonable effort to conduct a joint audit in a manner that will result in a minimum of inconvenience to the Operator. The Operator shall bear no portion of the Non-Operators’ audit cost incurred under this paragraph unless agreed to by the Operator. The audits shall not be conducted more than once each year without prior approval of the Operator, except upon the resignation or removal of the Operator, and shall be made at the expense of

4

those Non-Operators approving such audit.

The Non-Operator leading the audit (hereinafter “lead audit company”) shall issue the audit report within ninety (90) days after completion of the audit testing and analysis; however, the ninety (90) day time period shall not extend the twenty-four (24) month requirement for taking specific detailed written exception as required in Section I.4.A (Adjustments) above. All claims shall be supported with sufficient documentation.

A timely filed written exception or audit report containing written exceptions (hereinafter “written exceptions”) shall, with respect to the claims made therein, preclude the Operator from asserting a statute of limitations defense against such claims, and the Operator hereby waives its right to assert any statute of limitations defense against such claims for so long as any Non-Operator continues to comply with the deadlines for resolving exceptions provided in this Accounting Procedure. If the Non-Operators fail to comply with the additional deadlines in Section I.5.B or I.5.C, the Operator’s waiver of its rights to assert a statute of limitations defense against the claims brought by the Non-Operators shall lapse, and such claims shall then be subject to the applicable statute of limitations, provided that such waiver shall not lapse in the event that the Operator has failed to comply with the deadlines in Section I.5.B or I.5.C.

B.            The Operator shall provide a written response to all exceptions in an audit report within one hundred eighty (180) days after Operator receives such report. Denied exceptions should be accompanied by a substantive response. If the Operator fails to provide substantive response to an exception within this one hundred eighty (180) day period, the Operator will owe interest on that exception or portion thereof, if ultimately granted, from the date it received the audit report. Interest shall be calculated using the rate set forth in Section I.3.B  (Advances and Payments by the Parties).

C.            The lead audit company shall reply to the Operator’s response to an audit report within ninety (90) days of receipt, and the Operator shall reply to the lead audit company’s follow-up response within ninety (90) days of receipt; provided, however, each Non-Operator shall have the right to represent itself if it disagrees with the lead audit company’s position or believes the lead audit company is not adequately fulfilling its duties. Unless otherwise provided for in Section I.5.E, if the Operator fails to provide substantive response to an exception within this ninety (90) day period, the Operator will owe interest on that exception or portion thereof, if ultimately granted, from the date it received the audit report. Interest shall be calculated using the rate set forth in Section I.3.B (Advances and Payments by the Parties).

D.            If any Party fails to meet the deadlines in Sections I.5.B or I.5.C or if any audit issues are outstanding fifteen (15) months after Operator receives the audit report, the Operator or any Non-Operator participating in the audit has the right to call a resolution meeting, as set forth in this Section I.5.D or it may invoke the dispute resolution procedures included in the Agreement, if applicable. The meeting will require one month’s written notice to the Operator and all Non-Operators participating in the audit. The meeting shall be held at the Operator’s office or mutually agreed location, and shall be attended by representatives of the Parties with authority to resolve such outstanding issues. Any Party who fails to attend the resolution meeting shall be bound by any resolution reached at the meeting. The lead audit company will make good faith efforts to coordinate the response and positions of the Non-Operator participants throughout the resolution process; however, each Non-Operator shall have the right to represent itself. Attendees will make good faith efforts to resolve outstanding issues, and each Party will be required to present substantive information supporting its position. A resolution meeting may be held as often as agreed to by the Parties. Issues unresolved at one meeting may be discussed at subsequent meetings until each such issue is resolved.

If the Agreement contains no dispute resolution procedures and the audit issues cannot be resolved by negotiation, the dispute shall be submitted to mediation. In such event, promptly following one Party’s written request for mediation, the Parties to the dispute shall choose a mutually acceptable mediator and share the costs of mediation services equally. The Parties shall each have present at the mediation at least one individual who has the authority to settle the dispute. The Parties shall make reasonable efforts to ensure that the mediation commences within sixty (60) days of the date of the mediation request. Notwithstanding the above, any Party may file a lawsuit or complaint (1) if the Parties are unable after reasonable efforts, to commence mediation within sixty (60)days of the date of the mediation request, (2) for statute of limitations reasons, or (3) to seek a preliminary injunction or other provisional judicial relief, if in its sole judgment an injunction or other provisional relief is necessary to avoid irreparable damage or to preserve the status quo. Despite such action, the Parties shall continue to try to resolve the dispute by mediation.

E.            ☐ (Optional Provision — Forfeiture Penalties)

If the Non-Operators fail to meet the deadline in Section I.5.C, any unresolved exceptions that were not addressed by the Non-Operators within one (1) year following receipt of the last substantive response of the Operator shall be deemed to have been withdrawn by the Non-Operators. If the Operator fails to meet the deadlines in Section I.5.B or I.5.C, any unresolved exceptions that were not addressed by the Operator within one (1) year following receipt of the audit report or receipt of the last substantive response of the Non-Operators, whichever is later, shall be deemed to have been granted by the Operator and adjustments shall be made, without interest, to the Joint Account.

6.              APPROVAL BY PARTIES

A.            GENERAL MATTERS

Where an approval or other agreement of the Parties or Non-Operators is expressly required under other Sections of this Accounting Procedure and if the Agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, the

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Operator shall notify all Non-Operators of the Operator’s proposal and the agreement or approval of a majority in interest of the Non-Operators shall be controlling on all Non-Operators.

This Section I.6.A applies to specific situations of limited duration where a Party proposes to change the accounting for charges from that prescribed in this Accounting Procedure. This provision does not apply to amendments to this Accounting Procedure, which are covered by Section I.6.B.

B.            AMENDMENTS

If the Agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, this Accounting Procedure can be amended by an affirmative vote of                                 (                  ) or more Parties, one of which is the Operator, having a combined working interest of at least                         percent (            %), which approval shall be binding on all Parties, provided, however, approval of at least one (1) Non-Operator shall be required.

C.            AFFILIATES

For the purpose of administering the voting procedures of Sections I.6.A and I.6.B, if Parties to this Agreement are Affiliates of each other, then such Affiliates shall be combined and treated as a single Party having the combined working interest or Participating Interest of such Affiliates.

For the purposes of administering the voting procedures in Section I.6.A, if a Non-Operator is an Affiliate of the Operator, votes under Section I.6.A shall require the majority in interest of the Non-Operator(s) after excluding the interest of the Operator’s Affiliate.

II. DIRECT CHARGES

The Operator shall charge the Joint Account with the following items:

1.              RENTALS AND ROYALTIES

Lease rentals and royalties paid by the Operator, on behalf of all Parties, for the Joint Operations.

2.              LABOR

A.            Salaries and wages, including incentive compensation programs as set forth in COPAS MFI-37 (“Chargeability of Incentive Compensation Programs”), for:

(1)         Operator’s field employees directly employed On-site in the conduct of Joint Operations,

(2)         Operator’s employees directly employed on Shore Base Facilities, Offshore Facilities, or other facilities serving the Joint Property if such costs are not charged under Section II.6 (Equipment and Facilities Furnished by Operator) or are not a function covered under Section III (Overhead),

(3)         Operator’s employees providing First Level Supervision,

(4)         Operator’s employees providing On-site Technical Services for the Joint Property if such charges are excluded from the overhead rates in Section III (Overhead),

(5)         Operator’s employees providing Off-site Technical Services for the Joint Property if such charges are excluded from the overhead rates in Section III (Overhead).

Charges for the Operator’s employees identified in Section II.2.A may be made based on the employee’s actual salaries and wages, or in lieu thereof, a day rate representing the Operator’s average salaries and wages of the employee’s specific job category.

Charges for personnel chargeable under this Section II.2.A who are foreign nationals shall not exceed comparable compensation paid to an equivalent U.S. employee pursuant to this Section II.2, unless otherwise approved by the Parties pursuant to Section I.6.A (General Matters).

B.            Operator’s cost of holiday, vacation, sickness, and disability benefits, and other customary allowances paid to employees whose salaries and wages are chargeable to the Joint Account under Section II.2.A, excluding severance payments or other termination allowances. Such costs under this Section II.2.B may be charged on a “when and as-paid basis” or by “percentage assessment” on the amount of salaries and wages chargeable to the Joint Account under Section II.2.A. If percentage assessment is used, the rate shall be based on the Operator’s cost experience.

C.            Expenditures or contributions made pursuant to assessments imposed by governmental authority that are applicable to costs chargeable to the Joint Account under Sections II.2.A and B.

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D.            Personal Expenses of personnel whose salaries and wages are chargeable to the Joint Account under Section II.2.A when the expenses are incurred in connection with directly chargeable activities.

E.             Reasonable relocation costs incurred in transferring to the Joint Property personnel whose salaries and wages are chargeable to the Joint Account under Section II.2.A. Notwithstanding the foregoing, relocation costs that result from reorganization or merger of a Party, or  that are for the primary benefit of the Operator, shall not be chargeable to the Joint Account. Extraordinary relocation costs, such as those incurred as a result of transfers from remote locations, such as Alaska or overseas, shall not be charged to the Joint Account unless approved by the Parties pursuant to Section I.6.A (General Matters).

F.              Training costs as specified in COPAS MFI-35 (“Charging of Training Costs to the Joint Account”) for personnel whose salaries and wages are chargeable under Section II.2.A. This training charge shall include the wages, salaries, training course cost, and Personal Expenses incurred during the training session. The training cost shall be charged or allocated to the property or properties directly benefiting from the training. The cost of the training course shall not exceed prevailing commercial rates, where such rates are available.

G.            Operator’s current cost of established plans for employee benefits, as described in COPAS MFI-27 (“Employee Benefits Chargeable to Joint Operations and Subject to Percentage Limitation”), applicable to the Operator’s labor costs chargeable to the Joint Account under Sections II.2.A and B based on the Operator’s actual cost not to exceed the employee benefits limitation percentage most recently recommended by COPAS.

H.           Award payments to employees, in accordance with COPAS MFI-49 (“Awards to Employees and Contractors”) for personnel whose salaries and wages are chargeable under Section II.2.A.

3.              MATERIAL

Material purchased or furnished by the Operator for use on the Joint Property in the conduct of Joint Operations as provided under Section IV (Material Purchases, Transfers, and Dispositions). Only such Material shall be purchased for or transferred to the Joint Property as may be required for immediate use or is reasonably practical and consistent with efficient and economical operations. The accumulation of surplus stocks shall be avoided.

4.              TRANSPORTATION

A.            Transportation of the Operator’s, Operator’s Affiliate’s, or contractor’s personnel necessary for Joint Operations.

B.            Transportation of Material between the Joint Property and another property, or from the Operator’s warehouse or other storage point to the Joint Property, shall be charged to the receiving property using one of the methods listed below. Transportation of Material from the Joint Property to the Operator’s warehouse or other storage point shall be paid for by the Joint Property using one of the methods listed below:

(1)         If the actual trucking charge is less than or equal to the Excluded Amount the Operator may charge actual trucking cost or a theoretical charge from the Railway Receiving Point to the Joint Property. The basis for the theoretical charge is the per hundred weight charge plus fuel surcharges from the Railway Receiving Point to the Joint Property.. The Operator shall consistently  apply the selected alternative.

(2)         If the actual trucking charge is greater than the Excluded Amount, the Operator shall charge Equalized Freight. Accessorial charges such as loading and unloading costs, split pick-up costs, detention, call out charges, and permit fees shall be charged directly to the Joint Property and shall not be included when calculating the Equalized Freight.

5.              SERVICES

The cost of contract services, equipment, and utilities used in the conduct of Joint Operations, except for contract services, equipment, and utilities covered by Section III (Overhead), or Section II.7 (Affiliates), or excluded under Section II.9 (Legal Expense). Awards paid to contractors shall be chargeable pursuant to COPAS MFI-49 (“Awards to Employees and Contractors”).

The costs of third party Technical Services are chargeable to the extent excluded from the overhead rates under Section III (Overhead).

6.              EQUIPMENT AND FACILITIES FURNISHED BY OPERATOR

In the absence of a separately negotiated agreement, equipment and facilities furnished by the Operator will be charged as follows:

A.            The Operator shall charge the Joint Account for use of Operator-owned equipment and facilities, including but not limited to production facilities, Shore Base Facilities, Offshore Facilities, and Field Offices, at rates commensurate with the costs of ownership and operation. The cost of Field Offices shall be chargeable to the extent the Field Offices provide direct service to personnel who are chargeable pursuant to Section II.2.A (Labor). Such rates may include labor, maintenance, repairs, other operating expense, insurance, taxes, depreciation using straight line depreciation method, and interest on gross investment less accumulated depreciation not to exceed twelve percent (12%) per annum; provided, however, depreciation shall not be charged when the

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equipment and facilities investment have been fully depreciated. The rate may include an element of the estimated cost for abandonment, reclamation, and dismantlement. Such rates shall not exceed the average commercial rates currently prevailing in the immediate area of the Joint Property.

B.            In lieu of charges in Section II.6.A above, the Operator may elect to use average commercial rates prevailing in the immediate area of the Joint Property, less twenty percent (20%). If equipment and facilities are charged under this Section II.6.B, the Operator shall adequately document and support commercial rates and shall periodically review and update the rate and the supporting documentation. For automotive equipment, the Operator may elect to use rates published by the Petroleum Motor Transport Association (PMTA) or such other organization recognized by COPAS as the official source of rates.

7.              AFFILIATES

All operations carried out by Affiliates will be accounted for on the same basis hereunder as work performed by Operator.

~~A.            Charges for an Affiliate’s goods and/or services used in operations requiring an AFE or other authorization from the Non-Operators may be made without the approval of the Parties provided (i) the Affiliate is identified and the Affiliate goods and services are specifically detailed in the approved AFE or other authorization, and (ii) the total costs for such Affiliate’s goods and services billed to such individual project do not exceed $250,000 If the total costs for an Affiliate’s goods and services charged to such individual project are not specifically detailed in the approved AFE or authorization or exceed such amount, charges for such Affiliate shall require approval of the Parties, pursuant to Section I.6.A (General Matters).~~

~~B.            For an Affiliate’s goods and/or services used in operations not requiring an AFE or other authorization from the Non-Operators, charges for such Affiliate’s goods and services shall require approval of the Parties, pursuant to Section I.6.A (General Matters), if the charges exceed $250,000 in a given calendar year.~~

C.            The cost of the Affiliate’s goods or services shall not exceed average commercial rates prevailing in the area of the Joint Property, unless the Operator obtains the Non-Operators’ approval of such rates. The Operator shall adequately document and support commercial rates and shall periodically review and update the rate and the supporting documentation; provided, however, documentation of commercial rates shall not be required if the Operator obtains Non-Operator approval of its Affiliate’s rates or charges prior to billing Non-Operators for such Affiliate’s goods and services. Notwithstanding the foregoing, direct charges for Affiliate-owned communication facilities or systems shall be made pursuant to Section II.12 (Communications).

If the Parties fail to designate an amount in Sections II.7.A or II.7.B, in each instance the amount deemed adopted by the Parties as a result of such omission shall be the amount established as the Operator’s expenditure limitation in the Agreement. If the Agreement does not contain an Operator’s expenditure limitation, the amount deemed adopted by the Parties as a result of such omission shall be zero dollars ($ 0.00).

8.              DAMAGES AND LOSSES TO JOINT PROPERTY

All costs or expenses necessary for the repair or replacement of Joint Property resulting from damages or losses incurred, except to the extent such damages or losses result from a Party’s or Parties’ gross negligence or willful misconduct, in which case such Party or Parties shall be solely liable.

The Operator shall furnish the Non-Operator written notice of damages or losses incurred as soon as practicable after a report has been received by the Operator.

9.              LEGAL EXPENSE

Recording fees and costs of handling, settling, or otherwise discharging litigation, claims, and liens incurred in or resulting from operations under the Agreement, or  necessary to protect or recover the Joint Property, to the extent permitted under the Agreement. Costs of the Operator’s or Affiliate’s legal staff or outside attorneys, including fees and expenses, are not chargeable unless approved by the Parties pursuant to Section I.6.A (General Matters) or otherwise provided for in the Agreement.

Notwithstanding the foregoing paragraph, costs for procuring abstracts, fees paid to outside attorneys for title examinations (including preliminary, supplemental, shut-in royalty opinions, division order title opinions), and curative work shall be chargeable to the extent permitted as a direct charge in the Agreement.

10.       TAXES AND PERMITS

All taxes and permitting fees of every kind and nature, assessed or levied upon or in connection with the Joint Property, or the production therefrom, and which have been paid by the Operator for the benefit of the Parties, including penalties and interest, except to the extent the penalties and interest result from the Operator’s gross negligence or willful misconduct.

If ad valorem taxes paid by the Operator are based in whole or in part upon separate valuations of each Party’s working interest, then notwithstanding any contrary provisions, the charges to the Parties will be made in accordance with the tax value generated by each Party’s working interest.

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Costs of tax consultants or advisors, the Operator’s employees, or Operator’s Affiliate employees in matters regarding ad valorem or other tax matters, are not permitted as direct charges unless approved by the Parties pursuant to Section I.6.A (General Matters).

Charges to the Joint Account resulting from sales/use tax audits, including extrapolated amounts and penalties and interest, are permitted, provided the Non-Operator shall be allowed to review the invoices and other underlying source documents which served as the basis for tax charges and to determine that the correct amount of taxes were charged to the Joint Account. If the Non-Operator is not permitted to review such documentation, the sales/use tax amount shall not be directly charged unless the Operator can conclusively document the amount owed by the Joint Account.

11.       INSURANCE

Net premiums paid for insurance required to be carried for Joint Operations for the protection of the Parties. If Joint Operations are conducted at locations where the Operator acts as self-insurer in regard to its worker’s compensation and employer’s liability insurance obligation, the Operator shall charge the Joint Account manual rates for the risk assumed in its self-insurance program as regulated by the jurisdiction governing the Joint Property. In the case of offshore operations in federal waters, the manual rates of the adjacent state shall be used for personnel performing work On-site, and such rates shall be adjusted for offshore operations by the U.S. Longshoreman and Harbor Workers (USL&H) or Jones Act surcharge, as appropriate.

12.       COMMUNICATIONS

Costs of acquiring, leasing, installing, operating, repairing, and maintaining communication facilities or systems, including satellite, radio and microwave facilities, between the Joint Property and the Operator’s office(s) directly responsible for field operations in accordance with the provisions of COPAS MFI-44 (“Field Computer and Communication Systems”). If the communications facilities or systems serving the Joint Property are Operator-owned, charges to the Joint Account shall be made as provided in Section II.6 (Equipment and Facilities Furnished by Operator). If the communication facilities or systems serving the Joint Property are owned by the Operator’s Affiliate, charges to the Joint Account shall not exceed average commercial rates prevailing in the area of the Joint Property. The Operator shall adequately document and support commercial rates and shall periodically review and update the rate and the supporting documentation.

13.       ECOLOGICAL, ENVIRONMENTAL, AND SAFETY

Costs incurred for Technical Services and drafting to comply with ecological, environmental and safety Laws or standards recommended by Occupational Safety and Health Administration (OSHA) or other regulatory authorities. All other labor and functions incurred for ecological, environmental and safety matters, including management, administration,  and permitting, shall be covered by Sections II.2 (Labor), II.5 (Services), or Section III (Overhead), as applicable.

Costs to provide or have available pollution containment and removal equipment plus actual costs of control and cleanup and resulting responsibilities of oil and other spills as well as discharges from permitted outfalls as required by applicable Laws, or other pollution containment and removal equipment deemed appropriate by the Operator for prudent operations, are directly chargeable.

14.       ABANDONMENT AND RECLAMATION

Costs incurred for abandonment and reclamation of the Joint Property, including costs required by lease agreements or by Laws.

15.       OTHER EXPENDITURES

Any other expenditure not covered or dealt with in the foregoing provisions of this Section II (Direct Charges), or in Section III (Overhead) and which is of direct benefit to the Joint Property and is incurred by the Operator in the necessary and proper conduct of the Joint Operations. Charges made under this Section II.15 shall require approval of the Parties, pursuant to Section I.6.A (General Matters).

III. OVERHEAD

As compensation for costs not specifically identified as chargeable to the Joint Account pursuant to Section II (Direct Charges), the Operator shall charge the Joint Account in accordance with this Section III.

Functions included in the overhead rates regardless of whether performed by the Operator, Operator’s Affiliates or third parties and regardless of location, shall include, but not be limited to, costs and expenses of:

•      warehousing, other than for warehouses that are  jointly owned under this Agreement

•      design and drafting (except when allowed as a direct charge under Sections II.13, III.1.A(ii), and III.2, Option B)

•      inventory costs not chargeable under Section V (Inventories of Controllable Material)

•      procurement

•      administration

•      accounting and auditing

•      gas dispatching and gas chart integration

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•      human resources

•      management

•      supervision not directly charged under Section II.2 (Labor)

•      legal services not directly chargeable under Section II.9 (Legal Expense)

•      taxation, other than those costs identified as directly chargeable under Section II.10 (Taxes and Permits)

•      preparation and monitoring of permits and certifications; preparing regulatory reports; appearances before or meetings with governmental agencies or other authorities having jurisdiction over the Joint Property, other than On-site inspections; reviewing, interpreting, or submitting comments on or lobbying with respect to Laws or proposed Laws.

Overhead charges shall include the salaries or wages plus applicable payroll burdens, benefits, and Personal Expenses of personnel performing overhead functions, as well as office and other related expenses of overhead functions.

1.              OVERHEAD—DRILLING AND PRODUCING OPERATIONS

As compensation for costs incurred but not chargeable under Section II (Direct Charges) and not covered by other provisions of this Section III, the Operator shall charge on either:

☐            (Alternative 1)  Fixed Rate Basis, Section III.1.B.

☐            (Alternative 2)  Percentage Basis, Section III.1.C.

A.            TECHNICAL SERVICES

(i)             Except as otherwise provided in Section II.13 (Ecological Environmental, and Safety) and Section III.2 (Overhead — Major Construction and Catastrophe), or by approval of the Parties pursuant to Section I.6.A (General Matters), the salaries, wages, related payroll burdens and benefits, and Personal Expenses for On-site Technical Services, including third party Technical Services:

☐            (Alternative 1 — Direct) shall be charged direct to the Joint Account.

☐            (Alternative 2 — Overhead) shall be covered by the overhead rates.

(ii)          Except as otherwise provided in Section II.13 (Ecological, Environmental, and Safety) and Section III.2 (Overhead — Major Construction and Catastrophe), or by approval of the Parties pursuant to Section I.6.A (General Matters), the salaries, wages, related payroll burdens and benefits, and Personal Expenses for Off-site Technical Services, including third party Technical Services:

☐            (Alternative 1 — All Overhead) shall be covered by the overhead rates.

☐            (Alternative 2 — All Direct) shall be charged direct to the Joint Account.

☐            (Alternative 3 — Drilling Direct) shall be charged direct to the Joint Account, only to the extent such Technical Services are directly attributable to drilling, redrilling, deepening, or sidetracking operations, through completion, temporary abandonment, or abandonment if a dry hole. Off-site Technical Services for all other operations, including workover, recompletion, abandonment of producing wells, and the construction or expansion of fixed assets not covered by Section III.2 (Overhead - Major Construction and Catastrophe) shall be covered by the overhead rates.

Notwithstanding anything to the contrary in this Section III, Technical Services provided by Operator’s Affiliates are subject to limitations set forth in Section II.7 (Affiliates). Charges for Technical personnel performing non-technical work shall not be governed by this Section III.1.A, but instead governed by other provisions of this Accounting Procedure relating to the type of work being performed.

B.            OVERHEAD—FIXED RATE BASIS

(1)         The Operator shall charge the Joint Account at the following rates per well per month:

Drilling Well Rate per month $                                 (prorated for less than a full month)

Producing Well Rate per month $

(2)         Application of Overhead—Drilling Well Rate shall be as follows:

(a)         Charges for onshore drilling wells shall begin on the spud date and terminate on the date the drilling and/or completion equipment used on the well is released, whichever occurs later. Charges for offshore and inland waters drilling wells shall begin on the date the drilling or completion equipment arrives on location and terminate on the date the drilling or completion equipment moves off location, or is released, whichever occurs first. No charge shall be made during suspension of drilling and/or completion operations for fifteen (15) or more consecutive calendar days.

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(b)         Charges for any well undergoing any type of workover, recompletion, and/or abandonment for a period of five (5) or more consecutive work—days shall be made at the Drilling Well Rate. Such charges shall be applied for the period from date operations, with rig or other units used in operations, commence through date of rig or other unit release, except that no charges shall be made during suspension of operations for fifteen (15) or more consecutive calendar days.

(3)         Application of Overhead—Producing Well Rate shall be as follows:

(a)         An active well that is produced, injected into for recovery or disposal, or used to obtain water supply to support operations for any portion of the month shall be considered as a one-well charge for the entire month.

(b)         Each active completion in a multi-completed well shall be considered as a one-well charge provided each completion is considered a separate well by the governing regulatory authority.

(c)          A one-well charge shall be made for the month in which plugging and abandonment operations are completed on any well, unless the Drilling Well Rate applies, as provided in Sections III.1.B.(2)(a) or (b). This one-well charge shall be made whether or not the well has produced.

(d)         An active gas well shut in because of overproduction or failure of a purchaser, processor, or transporter to take production shall be considered as a one-well charge provided the gas well is directly connected to a permanent sales outlet.

(e)          Any well not meeting the criteria set forth in Sections III.1.B.(3) (a), (b), (c), or (d) shall not qualify for a producing overhead charge.

(4)         The well rates shall be adjusted on the first day of April each year following the effective date of the Agreement; provided, however, if this Accounting Procedure is attached to or otherwise governing the payout accounting under a farmout agreement, the rates shall be adjusted on the first day of April each year following the effective date of such farmout agreement. The adjustment shall be computed by applying the adjustment factor most recently published by COPAS. The adjusted rates shall be the initial or amended rates agreed to by the Parties increased or decreased by the adjustment factor described herein, for each year from the effective date of such rates, in accordance with COPAS MFI-47 (“Adjustment of Overhead Rates”).

C.            OVERHEAD—PERCENTAGE BASIS

(1)         Operator shall charge the Joint Account at the following rates:

(a)         Development Rate                       percent (          ) % of the cost of development of the Joint Property, exclusive of costs provided under Section II.9 (Legal Expense) and all Material salvage credits.

(b)         Operating Rate                       percent (          %) of the cost of operating the Joint Property, exclusive of costs provided under Sections II.1 (Rentals and Royalties) and II.9 (Legal Expense); all Material salvage credits; the value of substances purchased for enhanced recovery; all property and ad valorem taxes, and any other taxes and assessments that are levied, assessed, and paid upon the mineral interest in and to the Joint Property.

(2)         Application of Overhead—Percentage Basis shall be as follows:

(a)         The Development Rate shall be applied to all costs in connection with:

[i]             drilling, redrilling, sidetracking, or deepening of a well

[ii]          a well undergoing plugback or workover operations for a period of five (5) or more consecutive work–days

[iii]       preliminary expenditures necessary in preparation for drilling

[iv]      expenditures incurred in abandoning when the well is not completed as a producer

[v]         construction or installation of fixed assets, the expansion of fixed assets and any other project clearly discernible as a fixed asset, other than Major Construction or Catastrophe as defined in Section III.2 (Overhead-Major Construction and Catastrophe).

(b)         The Operating Rate shall be applied to all other costs in connection with Joint Operations, except those subject to Section III.2 (Overhead-Major Construction and Catastrophe).

2.              OVERHEAD—MAJOR CONSTRUCTION AND CATASTROPHE

To compensate the Operator for overhead costs incurred in connection with a Major Construction project or Catastrophe, the Operator shall either negotiate a rate prior to the beginning of the project, or shall charge the Joint Account for overhead based on the following rates for any Major Construction project in excess of the Operator’s expenditure limit under the Agreement, or for any Catastrophe regardless of the amount. If the Agreement to which this Accounting Procedure is attached does not contain an expenditure limit, Major Construction Overhead shall be assessed for any single Major Construction project costing in excess of $100,000 gross.

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Major Construction shall mean the construction and installation of fixed assets, the expansion of fixed assets, and any other project clearly discernible as a fixed asset required for the development and operation of the Joint Property, or in the dismantlement, abandonment, removal, and restoration of platforms, production equipment, and other operating facilities.

Catastrophe is defined as a sudden calamitous event bringing damage, loss, or destruction to property or the environment, such as an oil spill, blowout, explosion, fire, storm, hurricane, or other disaster. The overhead rate shall be applied to those costs necessary to restore the Joint Property to the equivalent condition that existed prior to the event.

A.            If the Operator absorbs the engineering, design and drafting costs related to the project:

(1)         5% of total costs if such costs are less than $100,000; plus

(2)         3% of total costs in excess of $100,000 but less than $1,000,000; plus

(3)         2% of total costs in excess of $1,000,000.

B.            If the Operator charges engineering, design and drafting costs related to the project directly to the Joint Account:

(1)         5% of total costs if such costs are less than $100,000; plus

(2)         3% of total costs in excess of $100,000 but less than $1,000,000; plus

(3)         2% of total costs in excess of $1,000,000.

Total cost shall mean the gross cost of any one project. For the purpose of this paragraph, the component parts of a single Major Construction project shall not be treated separately, and the cost of drilling and workover wells and purchasing and installing pumping units and downhole artificial lift equipment shall be excluded. For Catastrophes, the rates shall be applied to all costs associated with each single occurrence or event.

On each project, the Operator shall advise the Non-Operator(s) in advance which of the above options shall apply.

For the purposes of calculating Catastrophe Overhead, the cost of drilling relief wells, substitute wells, or conducting other well operations directly resulting from the catastrophic event shall be included. Expenditures to which these rates apply shall not be reduced by salvage or insurance recoveries. Expenditures that qualify for Major Construction or Catastrophe Overhead shall not qualify for overhead under any other overhead provisions.

In the event of any conflict between the provisions of this Section III.2 and the provisions of Sections II.2 (Labor), II.5 (Services), or II.7 (Affiliates), the provisions of this Section III.2 shall govern.

3.              AMENDMENT OF OVERHEAD RATES

The overhead rates provided for in this Section III may be amended from time to time if, in practice, the rates are found to be insufficient or excessive, in accordance with the provisions of Section I.6.B (Amendments).

IV. MATERIAL PURCHASES, TRANSFERS, AND DISPOSITIONS

The Operator is responsible for Joint Account Material and shall make proper and timely charges and credits for direct purchases, transfers, and dispositions. The Operator shall provide all Material for use in the conduct of Joint Operations; however, Material may be supplied by the Non-Operators, at the Operator’s option. Material furnished by any Party shall be furnished without any express or implied warranties as to quality, fitness for use, or any other matter.

1.              DIRECT PURCHASES

Direct purchases shall be charged to the Joint Account at the price paid by the Operator after deduction of all discounts received. The Operator shall make good faith efforts to take discounts offered by suppliers, but shall not be liable for failure to take discounts except to the extent such failure was the result of the Operator’s gross negligence or willful misconduct. A direct purchase shall be deemed to occur when an agreement is made between an Operator and a third party for the acquisition of Material for a specific well site or location. Material provided by the Operator under “vendor stocking programs,” where the initial use is for a Joint Property and title of the Material does not pass from the manufacturer, distributor, or agent until usage, is considered a direct purchase. If Material is found to be defective or is returned to the manufacturer, distributor, or agent for any other reason, credit shall be passed to the Joint Account within sixty (60)days after the Operator has received adjustment from the manufacturer, distributor, or agent.

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2.              TRANSFERS

A transfer is determined to occur when the Operator (i) furnishes Material from a storage facility or from another operated property, (ii) has assumed liability for the storage costs and changes in value, and (iii) has previously secured and held title to the transferred Material. Similarly, the removal of Material from the Joint Property to a storage facility or to another operated property is also considered a transfer; provided, however, Material that is moved from the Joint Property to a storage location for safe-keeping pending disposition may remain charged to the Joint Account and is not considered a transfer. Material shall be disposed of in accordance with Section IV.3 (Disposition of Surplus) and the Agreement to which this Accounting Procedure is attached.

A.            PRICING

The value of Material transferred to/from the Joint Property should generally reflect the market value on the date of physical transfer. Regardless of the pricing method used, the Operator shall make available to the Non-Operators sufficient documentation to verify the Material valuation. When higher than specification grade or size tubulars are used in the conduct of Joint Operations, the Operator shall charge the Joint Account at the equivalent price for well design specification tubulars, unless such higher specification grade or sized tubulars are approved by the Parties pursuant to Section I.6.A (General Matters). Transfers of new Material will be priced using one of the following pricing methods; provided, however, the Operator shall use consistent pricing methods, and not alternate between methods for the purpose of choosing the method most favorable to the Operator for a specific transfer:

(1)         Using published prices in effect on date of movement as adjusted by the appropriate COPAS Historical Price Multiplier (HPM) or prices provided by the COPAS Computerized Equipment Pricing System (CEPS).

(a)         For oil country tubulars and line pipe, the published price shall be based upon eastern mill carload base prices (Houston, Texas, for special end) adjusted as of date of movement, plus transportation cost as defined in Section IV.2.B (Freight).

(b)         For other Material, the published price shall be the published list price in effect at date of movement, as listed by a Supply Store nearest the Joint Property where like Material is normally available, or point of manufacture plus transportation costs as defined in Section IV.2.B (Freight).

(2)         Based on a price quotation from a vendor that reflects a current realistic acquisition cost.

(3)         Based on the amount paid by the Operator for like Material in the vicinity of the Joint Property within the previous twelve (12) months from the date of physical transfer.

(4)         As agreed to by the Participating Parties for Material being transferred to the Joint Property, and by the Parties owning the Material for Material being transferred from the Joint Property.

B.            FREIGHT

Transportation costs shall be added to the Material transfer price using the method prescribed by the COPAS Computerized Equipment Pricing System (CEPS). If not using CEPS, transportation costs shall be calculated as follows:

(1)         Transportation costs for oil country tubulars and line pipe shall be calculated using the distance from eastern mill to the Railway Receiving Point based on the carload weight basis as recommended by the COPAS MFI-38 (“Material Pricing Manual”) and other COPAS MFIs in effect at the time of the transfer.

(2)         Transportation costs for special mill items shall be calculated from that mill’s shipping point to the Railway Receiving Point. For transportation costs from other than eastern mills, the 30,000-pound interstate truck rate shall be used. Transportation costs for macaroni tubing shall be calculated based on the interstate truck rate per weight of tubing transferred to the Railway Receiving Point.

(3)         Transportation costs for special end tubular goods shall be calculated using the interstate truck rate from Houston, Texas, to the Railway Receiving Point.

(4)         Transportation costs for Material other than that described in Sections IV.2.B.(1) through (3), shall be calculated from the Supply Store or point of manufacture, whichever is appropriate, to the Railway Receiving Point

Regardless of whether using CEPS or manually calculating transportation costs, transportation costs from the Railway Receiving Point to the Joint Property are in addition to the foregoing, and may be charged to the Joint Account based on actual costs incurred. All transportation costs are subject to Equalized Freight as provided in Section II.4 (Transportation) of this Accounting Procedure.

C.            TAXES

Sales and use taxes shall be added to the Material transfer price using either the method contained in the COPAS Computerized Equipment Pricing System (CEPS) or the applicable tax rate in effect for the Joint Property at the time and place of transfer. In either case, the Joint Account shall be charged or credited at the rate that would have governed had the Material been a direct purchase.

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D.            CONDITION

(1)         Condition “A” — New and unused Material in sound and serviceable condition shall be charged at one hundred percent (100%) of the price as determined in Sections IV.2.A (Pricing), IV.2.B (Freight), and IV.2.C (Taxes). Material transferred from the Joint Property that was not placed in service shall be credited as charged without gain or loss; provided, however, any unused Material that was charged to the Joint Account through a direct purchase will be credited to the Joint Account at the original cost paid less restocking fees charged by the vendor. New and unused Material transferred from the Joint Property may be credited at a price other than the price originally charged to the Joint Account provided such price is approved by the Parties owning such Material, pursuant to Section I.6.A (General Matters). All refurbishing costs required or necessary to return the Material to original condition or to correct handling, transportation, or other damages will be borne by the divesting property. The Joint Account is responsible for Material preparation, handling, and transportation costs for new and unused Material charged to the Joint Property either through a direct purchase or transfer. Any preparation costs incurred, including any internal or external coating and wrapping, will be credited on new Material provided these services were not repeated for such Material for the receiving property.

(2)         Condition “B” — Used Material in sound and serviceable condition and suitable for reuse without reconditioning shall be priced by multiplying the price determined in Sections IV.2.A (Pricing), IV.2.B (Freight), and IV.2.C (Taxes) by seventy-five percent(75%).

Except as provided in Section IV.2.D(3), all reconditioning costs required to return the Material to Condition “B” or to correct handling, transportation or other damages will be borne by the divesting property.

If the Material was originally charged to the Joint Account as used Material and placed in service for the Joint Property, the Material will be credited at the price determined in Sections IV.2.A (Pricing), IV.2.B (Freight), and IV.2.C (Taxes) multiplied by sixty-five percent (65%).

Unless otherwise agreed to by the Parties that paid for such Material, used Material transferred from the Joint Property that was not placed in service on the property shall be credited as charged without gain or loss.

(3)         Condition “C” — Material that is not in sound and serviceable condition and not suitable for its original function until after reconditioning shall be priced by multiplying the price determined in Sections IV.2.A (Pricing), IV.2.B (Freight), and IV.2.C(Taxes) by fifty percent (50%).

The cost of reconditioning may be charged to the receiving property to the extent Condition “C” value, plus cost of reconditioning, does not exceed Condition “B” value.

(4)         Condition “D” — Material that (i) is no longer suitable for its original purpose but useable for some other purpose, (ii) is obsolete, or (iii) does not meet original specifications but still has value and can be used in other applications as a substitute for items with different specifications, is considered Condition “D” Material. Casing, tubing, or drill pipe used as line pipe shall be priced as Grade A and B seamless line pipe of comparable size and weight. Used casing, tubing, or drill pipe utilized as line pipe shall be priced at used line pipe prices. Casing, tubing, or drill pipe used as higher pressure service lines than standard line pipe, e.g., power oil lines, shall be priced under normal pricing procedures for casing, tubing, or drill pipe. Upset tubular goods shall be priced on a non-upset basis. For other items, the price used should result in the Joint Account being charged or credited with the value of the service rendered or use of the Material, or as agreed to by the Parties pursuant to Section 1.6.A (General Matters).

(5)         Condition “E” — Junk shall be priced at prevailing scrap value prices.

E.             OTHER PRICING PROVISIONS

(1)         Preparation Costs

Subject to Section II (Direct Charges) and Section III (Overhead) of this Accounting Procedure, costs incurred by the Operator in making Material serviceable including inspection, third party surveillance services, and other similar services will be charged to the Joint Account at prices which reflect the Operator’s actual costs of the services. Documentation must be provided to the Non-Operators upon request to support the cost of service. New coating and/or wrapping shall be considered a component of the Materials and priced in accordance with Sections IV.1 (Direct Purchases) or IV.2.A (Pricing), as applicable. No charges or credits shall be made for used coating or wrapping. Charges and credits for inspections shall be made in accordance with COPAS MFI-38 (“Material Pricing Manual”).

(2)         Loading and Unloading Costs

Loading and unloading costs related to the movement of the Material to the Joint Property shall be charged in accordance with the methods specified in COPAS MFI-38 (“Material Pricing Manual”).

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3.              DISPOSITION OF SURPLUS

Surplus Material is that Material, whether new or used, that is no longer required for Joint Operations. The Operator may purchase, but shall be under no obligation to purchase, the interest of the Non-Operators in surplus Material.

Dispositions for the purpose of this procedure are considered to be the relinquishment of title of the Material from the Joint Property to either a third party, a Non-Operator, or to the Operator. To avoid the accumulation of surplus Material, the Operator should make good faith efforts to dispose of surplus within twelve (12) months through buy/sale agreements, trade, sale to a third party, division in kind, or other dispositions as agreed to by the Parties.

Disposal of surplus Materials shall be made in accordance with the terms of the Agreement to which this Accounting Procedure is attached. If the Agreement contains no provisions governing disposal of surplus Material, the following terms shall apply:

•                  The Operator may, through a sale to an unrelated third party or entity, dispose of surplus Material having a gross sale value that is less than or equal to the Operator’s expenditure limit as set forth in the Agreement to which this Accounting Procedure is attached without the prior approval of the Parties owning such Material.

•                  If the gross sale value exceeds the Agreement expenditure limit, the disposal must be agreed to by the Parties owning such Material.

•                  Operator may purchase surplus Condition “A” or “B” Material without approval of the Parties owning such Material, based on the pricing methods set forth in Section IV.2 (Transfers).

•                  Operator may purchase Condition “C” Material without prior approval of the Parties owning such Material if the value of the Materials, based on the pricing methods set forth in Section IV.2 (Transfers), is less than or equal to the Operator’s expenditure limitation set forth in the Agreement. The Operator shall provide documentation supporting the classification of the Material as Condition C.

•                  Operator may dispose of Condition “D” or “E” Material under procedures normally utilized by Operator without prior approval of the Parties owning such Material.

4.              SPECIAL PRICING PROVISIONS

A.            PREMIUM PRICING

Whenever Material is available only at inflated prices due to national emergencies, strikes, government imposed foreign trade restrictions, or other unusual causes over which the Operator has no control, for direct purchase the Operator may charge the Joint Account for the required Material at the Operator’s actual cost incurred in providing such Material, making it suitable for use, and moving it to the Joint Property. Material transferred or disposed of during premium pricing situations shall be valued in accordance with Section IV.2 (Transfers) or Section IV.3 (Disposition of Surplus), as applicable.

B.            SHOP-MADE ITEMS

Items fabricated by the Operator’s employees, or by contract laborers under the direction of the Operator, shall be priced using the value of the Material used to construct the item plus the cost of labor to fabricate the item. If the Material is from the Operator’s scrap or junk account, the Material shall be priced at either twenty-five percent (25%) of the current price as determined in Section IV.2.A (Pricing) or scrap value, whichever is higher. In no event shall the amount charged exceed the value of the item commensurate with its use.

C.            MILL REJECTS

Mill rejects purchased as “limited service” casing or tubing shall be priced at eighty percent (80%) of K-55/J-55 price as determined in Section IV.2 (Transfers). Line pipe converted to casing or tubing with casing or tubing couplings attached shall be priced as K-55/J-55 casing or tubing at the nearest size and weight.

V. INVENTORIES OF CONTROLLABLE MATERIAL

The Operator shall maintain records of Controllable Material charged to the Joint Account, with sufficient detail to perform physical inventories.

Adjustments to the Joint Account by the Operator resulting from a physical inventory of Controllable Material shall be made within twelve (12) months following the taking of the inventory or receipt of Non-Operator inventory report. Charges and credits for overages or shortages will be valued for the Joint Account in accordance with Section IV.2 (Transfers) and shall be based on the Condition “B” prices in effect on the date of physical inventory unless the inventorying Parties can provide sufficient evidence another Material condition applies.

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1.              DIRECTED INVENTORIES

Physical inventories shall be performed by the Operator upon written request of a majority in working interests of the Non-Operators (hereinafter, “directed inventory”); provided, however, the Operator shall not be required to perform directed inventories more frequently than once every five (5) years. Directed inventories shall be commenced within one hundred eighty (180) days after the Operator receives written notice that a majority in interest of the Non-Operators has requested the inventory. All Parties shall be governed by the results of any directed inventory.

Expenses of directed inventories will be borne by the Joint Account; provided, however, costs associated with any post-report follow-up work in settling the inventory will be absorbed by the Party incurring such costs. The Operator is expected to exercise judgment in keeping expenses within reasonable limits. Any anticipated disproportionate or extraordinary costs should be discussed and agreed upon prior to commencement of the inventory. Expenses of directed inventories may include the following:

A.            A per diem rate for each inventory person, representative of actual salaries, wages, and payroll burdens and benefits of the personnel performing the inventory or a rate agreed to by the Parties pursuant to Section I.6.A (General Matters). The per diem rate shall also be applied to a reasonable number of days for pre-inventory work and report preparation.

B.            Actual transportation costs and Personal Expenses for the inventory team.

C.            Reasonable charges for report preparation and distribution to the Non-Operators.

2.              NON-DIRECTED INVENTORIES

A.            OPERATOR INVENTORIES

Physical inventories that are not requested by the Non-Operators may be performed by the Operator, at the Operator’s discretion. The expenses of conducting such Operator-initiated inventories shall not be charged to the Joint Account.

B.            NON-OPERATOR INVENTORIES

Subject to the terms of the Agreement to which this Accounting Procedure is attached, the Non-Operators may conduct a physical inventory at reasonable times at their sole cost and risk after giving the Operator at least ninety (90) days prior written notice. The Non-Operator inventory report shall be furnished to the Operator in writing within ninety (90) days of completing the inventory fieldwork.

C.            SPECIAL INVENTORIES

The expense of conducting inventories other than those described in Sections V.1 (Directed Inventories), V.2.A (Operator Inventories), or V.2.B (Non-Operator Inventories), shall be charged to the Party requesting such inventory; provided, however, inventories required due to a change of Operator shall be charged to the Joint Account in the same manner as described in Section V.1  (Directed Inventories).

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